UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 9, 2026

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	41-2324812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Liberty Plaza,
1 Liberty Street, Floor 3, Suite 305-306
New York, New York	10006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 534-5849

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Purchase Agreement

On January 11, 2026, Bakkt Opco Holdings, LLC (“Opco”), a Delaware limited liability company and wholly owned subsidiary of Bakkt Holdings, Inc. (the “Company”), entered into a Share Purchase Agreement (the “Purchase Agreement”) by and among Opco, the Company, Distributed Technologies Research Global Ltd., a private limited company incorporated in Cyprus (“DTR”), and Akshay Naheta (Mr. Naheta or the “Seller”). Mr. Naheta is Chief Executive Officer, President and a member of the Board of Directors (the “Board”) of the Company. Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, the Company will acquire DTR by issuing to the DTR Holders (as defined below) an aggregate number of shares of its Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), equal to 31.5% (the “Seller Allocation Percentage”) of the aggregate number of shares of the Company’s Class A Common Stock that are issued and outstanding immediately prior to the Closing (as defined below), plus the aggregate number of shares of the Company’s capital stock issuable upon full exercise or conversion of any options, warrants or other convertible derivative securities that are outstanding immediately prior to the Closing, on an as-converted basis, but excluding any warrants to purchase shares of the Class A Common Stock (such number of shares, the “Consideration Shares”) to the Seller and other beneficial owners of DTR shares (the “DTR Holders,” and such acquisition, the “Acquisition” and the Acquisition together with the transactions contemplated by the Purchase Agreement, including the issuance of the Consideration Shares, the “Transactions).

The number of Consideration Shares issuable in the Acquisition (i) will be increased by a number of shares of Class A Common Stock equal to (x) the Seller Allocation Percentage multiplied by (y) the number of shares of Class A Common Stock that the Company issues upon the exercise or conversion of any warrants to purchase Class A Common Stock that are outstanding as of the date of the Purchase Agreement and (ii) will be reduced by a number of shares of Class A Common Stock equal to (x) the aggregate amount of any indebtedness of DTR (including the aggregate amount of shareholder loans anticipated to be extended to DTR by the Seller or its affiliates) and any transaction expenses that DTR or Mr. Naheta incur that are in excess of the $1.5 million of transaction expenses that the Company agreed to reimburse under the Purchase Agreement divided by (y) the volume-weighted average trading price for a share of Class A Common Stock measured over the 20 consecutive trading day period ending on and including the day immediately prior to the date of the closing of the Transactions (the “Closing”).

A Special Committee of the Board, composed entirely of independent and disinterested directors (the “Special Committee”), was formed and granted full authority to review, negotiate, and approve the terms of the Transactions on behalf of the Company. After evaluating the Transactions, the Special Committee unanimously determined that the Transactions were fair to, and in the best interests of, the Company and its stockholders (excluding Mr. Naheta and his affiliates), approved the Transactions, and recommended that the full Board (excluding Mr. Naheta from such consideration) approve the Transactions.

Following the Special Committee’s approval, the Board (excluding Mr. Naheta from such consideration) approved the Transactions and determined to submit the Acquisition to the Company’s stockholders for approval. The Seller, Mr. Naheta, is a member of the Board, and recused himself from consideration and deliberation with respect to the Transactions and abstained from the vote.

The completion of the Acquisition is subject to satisfaction or waiver of certain customary mutual closing conditions, including (1) receipt of approval from the Company’s stockholders, (2) receipt of certain regulatory approvals and (3) the absence of any order or law prohibiting consummation of the Transactions. The obligation of each party to consummate the Transactions is also conditioned on the other party having performed in all material respects its obligations under the Purchase Agreement and the other party’s representations and warranties in the Purchase Agreement being true and correct (subject to certain materiality qualifiers).

The Purchase Agreement contains customary representations and warranties of the Company and the Seller relating to their respective businesses and financial statements, in each case generally subject to customary qualifiers. Additionally, the Purchase Agreement provides for customary pre-closing covenants of the Company, DTR and the Seller, including covenants of the Company and DTR to conduct its business in the ordinary course, subject to certain exceptions, and to refrain from taking certain actions without the other party’s consent. The Company, DTR and the Seller also agreed to use their respective reasonable best efforts to cause the Transactions to be consummated. The

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Company is also subject to a covenant prohibiting the Board from changing its recommendation of the Transactions (a “Parent Board Recommendation Change”) except in connection with an Intervening Event or in order to accept a Parent Superior Proposal (each as defined in the Purchase Agreement), in each case, subject to a number of conditions and a formal process.

The Purchase Agreement contains termination rights for each of the Company, DTR and the Seller, including, among others, (1) if the consummation of the Transactions does not occur on or before July 10, 2026, as may be automatically extended to October 8, 2026 to the extent that all closing conditions other than regulatory-related conditions have been satisfied as of the former date and, subject to certain conditions, (2) if the Company is unable to receive stockholder approval at the Company’s stockholder meeting, (3) by DTR, in the event of a breach of the Purchase Agreement by the Company that would cause a failure of a closing condition, (4) by the Company, in the event of a breach of the Purchase Agreement by DTR or the Seller that would cause a failure of a closing condition, (5) by DTR, in the event of a Parent Board Recommendation Change, (6) by Seller, at any time prior to the Closing, if (x) the Company terminates Seller’s employment under the Seller Employment Agreement (as defined in the Purchase Agreement), other than for Cause (as defined in the Seller Employment Agreement), or (y) Seller terminates Seller’s employment under the Seller Employment Agreement for Good Reason (as defined in the Seller Employment Agreement), and (7) by the Company, at any time prior to the Closing, if (i) the Company terminates Seller’s employment under the Seller Employment Agreement for Cause, or (ii) Seller terminates Seller’s employment under the Seller Employment Agreement other than for Good Reason. In the event of termination by DTR due to a Parent Board Recommendation Change, a $4.815 million termination fee will be payable by the Company to DTR, in cash or Class A Common Stock, at the Company’s election.

The Purchase Agreement provides that, during the period from the date of the Purchase Agreement until the Closing or the earlier termination of the Purchase Agreement, the Seller is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, provide non-public information to third parties and engage in negotiations with third parties regarding alternative acquisition proposals, subject to exceptions.

In connection with the Purchase Agreement: (i) the Seller entered into a non-competition agreement (the “Non-Competition Agreement”) with the Company, (ii) each current DTR Holder entered into a joinder agreement with Opco, the Company, DTR and the Seller (each, a “Joinder Agreement”), (iii) each current DTR Holder, the Company, Mr. Naheta and Intercontinental Exchange Holdings, Inc. (“ICE”) entered into an amended and restated registration rights agreement (the “Amended and Restated RRA”), and (iv) each of the Company’s directors, executive officers and certain stockholders holding more than five percent of the Company’s voting securities (collectively, the “Voting and Support Parties”) executed a voting and support agreement (the “Voting and Support Agreement”) with the Company and DTR.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Opco, DTR or the Seller. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Non-Competition Agreement

Pursuant to the Non-Competition Agreement, Mr. Naheta has agreed, effective at the Closing, to not, without the prior written consent of the Company, compete with the business, activities, products or services conducted, authorized, offered, or provided by the Company or any of its subsidiaries in the United States, or any other jurisdiction where the Company conducts business as of the Closing during a period beginning on the date of the Closing and ending on the first anniversary of the Closing (the “Restricted Period”), or, upon exercise by the Company, in the Company’s sole

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discretion, a later date that is on or prior to the second anniversary of the Closing (such period, the “Extension Period”). If (i) Mr. Naheta’s employment is terminated with the Company or any subsidiary or affiliate thereof, regardless of whether the Company or Mr. Naheta initiated the termination of employment, and (ii) the Company has elected to extend the Restricted Period into the Extension Period, then after the first anniversary of the Closing, the Company shall pay to Mr. Naheta monthly compensation for each month of the Extension Period in an amount equal to 100% of Mr. Naheta’s average monthly base salary from the Company during the twelve months immediately preceding such termination.

Amended and Restated Registration Rights Agreement

The Amended and Restated RRA, which will be effective at the Closing, amends and restates that certain Registration Rights Agreement dated as of October 15, 2021 (the “Prior RRA”), pursuant to which the Company granted ICE and the other holders party thereto certain registration rights with respect to certain securities of the Company. Under the terms of the Amended and Restated RRA, the Company agreed, among other things, to register for resale (a) any Class A Common Stock currently owned by ICE or that may be issued upon exercise of any warrants currently owned by ICE, (b) the Consideration Shares, and (c) any other equity securities of the Company issued or issuable to any stockholder with respect to any such share of Class A Common Stock referred to in clauses (a) and (b) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”). Under the terms of the Amended and Restated RRA, the Company has agreed to prepare and file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale the Registrable Securities within five business days after the date of the Closing. The Company has agreed to be responsible for all fees and expenses incurred in connection with the registration of the Registrable Securities. Furthermore, under the Amended and Restated RRA, the holders of the Registrable Securities have certain customary underwritten offering demand rights and piggyback registration rights. The Company has granted certain customary piggyback registration rights and indemnification rights in connection with such registration of Registrable Securities.

Voting and Support Agreement

Pursuant to the Voting and Support Agreement, the Voting and Support Parties agreed to vote their shares of the Company’s common stock and preferred stock (including those owned beneficially) (collectively, the “Subject Shares”), in favor of the Transactions. The Voting and Support Agreement also contains restrictions on transfer of Subject Shares held by the Voting and Support Parties. The Voting and Support Agreement will automatically terminate upon the earliest to occur of (a) the Closing, (b) the termination of the Purchase Agreement in accordance with its terms, (c) any Parent Board Recommendation Change or (d) any amendment or modification of any provision of the Purchase Agreement that increases the amount or changes the form of consideration in any material respect. The Voting and Support Parties together beneficially own shares the Company’s common stock representing approximately 36.1% of the Company’s outstanding shares of common stock.

The foregoing descriptions of the Purchase Agreement, the Non-Competition Agreement, the Amended and Restated RRA and the Voting and Support Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, hereto and are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the Purchase Agreement, the parties to the Purchase Agreement agreed that, effective as of, and conditioned upon, the Closing, the Cooperation Agreement, dated as of March 19, 2025, as amended by that certain Amendment to the Cooperation Agreement, dated as of June 3, 2025 (as amended, the “Cooperation Agreement”), by and between the Company and the Seller shall automatically terminate in its entirety without any further action by any party thereto. From and after the Closing, no party to the Cooperation Agreement shall have any further rights or obligations thereunder, and the Cooperation Agreement shall be of no further force or effect.

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Item 3.02	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The securities of the Company to be issued, if any, as described herein will be issued without registration pursuant to the exemption provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information contained above in Item 1.01 under the subheading “Non-Competition Agreement” is hereby incorporated by reference into this Item 5.02.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Following the automatic conversion of all outstanding shares of Series A Non-Voting Convertible Preferred Stock (the “Series A Non-Voting Convertible Preferred Stock”) of the Company into shares of Class A common stock, par value $0.0001 per share, of the Company at 11:59 p.m. Eastern time on December 3, 2025, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware on January 9, 2026. Effective upon filing, the Certificate of Elimination eliminated from the Company’s Amended and Restated Certificate of Incorporation all matters set forth in the Certificate of Designations with respect to the Series A Non-Voting Convertible Preferred Stock. The foregoing description of the Certificate of Elimination is not complete and is qualified in its entirety by reference to the complete text of the Certificate of Elimination, which is filed as Exhibit 3.1 hereto and incorporated by reference in this Item 5.03.

On January 9, 2026, the Board approved a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) to change the name of the Company to “Bakkt, Inc.” (the “Name Change”). The Name Change and the Certificate of Amendment will be effective as of 12:01 a.m. Eastern Time on January 22, 2026. Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change and the Name Change does not affect the rights of the Company’s stockholders.

On January 12, 2026, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware. The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.2 hereto and incorporated by reference in this Item 5.03.

In connection with the Name Change, on January 9, 2026, the Board also approved an amendment and restatement of the By-Laws of the Company (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws will be effective as of 12:01 a.m. Eastern Time on January 22, 2026. The changes in the By-Laws solely reflect the Name Change. The foregoing description of the By-Laws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amended and Restated By-Laws, a copy of which is filed as Exhibit 3.3 hereto and incorporated by reference in this Item 5.03.

Item 7.01	Regulation FD Disclosure

On January 12, 2026, the Company issued a press release announcing the Transactions and Name Change. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The information contained in this paragraph, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements include, but are not limited to, statements regarding the Company’s expectations regarding the expected timing of the Transactions, the ability of the parties to complete the Transactions, the Company’s plans, objectives, expectations and intentions with respect to future

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operations, products, services, post-closing commercial arrangements, and the timing and amounts of consideration that the Company may pay in the Transactions. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control. Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report on Form 8-K. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: the Company’s ability to grow and manage growth profitably; whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of a digital asset treasury strategy; the price of digital assets; risks associated with owning digital assets, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its

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growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its quarterly reports on Form 10-Q for the quarter ended March 31, 2025, the quarter ended June 30, 2025 and the quarter ended September 30, 2025, the risks regarding the Company’s adoption of its investment policy set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 10, 2025, and the risks regarding the Company’s adoption of its Treasury Strategy set forth in Exhibit 99.1 to its Current Report on Form 8-K, dated as of the date hereof.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report on Form 8-K. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events.

IMPORTANT INFORMATION FOR STOCKHOLDERS

The Company will file with the SEC, and mail to its stockholders, a proxy statement in connection with the proposed Transactions. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the Transactions. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

The Company, DTR and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed Transactions under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 28, 2025, including under the headings entitled “Leadership and Corporate Governance,” “Director Nominees and Continuing Directors,” “Information on Board of Directors and Corporate Governance,” “Director Compensation,” “Proposal No, 1: Election of Class I Directors,” “Proposal No. 2: Approval of Amendment to 2021 Omnibus Incentive Plan to Increase the Number of Authorized Shares of Class A Common Stock Issuable Thereunder,” “Proposal No. 5: Advisory Vote on the Compensation of our Named Executive Officers,” “Proposal No. 6: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers,” “Executive Officers,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners, Directors and Management,” and “Related Person Transactions,” in the Form 3 and Form 4 statements of beneficial ownership and statements of changes of beneficial ownership filed with the SEC by the Company’s directors and executive officers, and under the heading entitled “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2025, August 12, 2025, September 22, 2025, October 21, 2025, October 31, 2025, November 3, 2025, November 7, 2025 and November 14, 2025.

This Current Report on Form 8-K shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company resulting from the proposed Transactions, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Non-Voting Convertible Preferred Stock, dated January 9, 2026.

3.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company, effective as of January 22, 2026.

3.3	Amended and Restated By-Laws of the Company, effective as of January 22, 2026.

10.1*	Share Purchase Agreement, dated as of January 11, 2026, by and among Bakkt Opco Holdings, LLC, the Company, Distributed Technologies Research Global Ltd. and Akshay Naheta.

10.2	Non-Competition Agreement, dated as of January 11, 2026, by and among the Company and Akshay Naheta.

10.3*	Voting and Support Agreement, dated as of January 11, 2026, by and among the Company, DTR and the persons set forth on the signature page(s) thereto.

10.4*	Amended and Restated Registration Rights Agreement, dated as of January 11, 2026, by and among the Company, and each of the other parties named therein.

99.1	Press Release dated January 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally copies of omitted schedules, annexes, appendices, and exhibits to the Securities and Exchange Commission or its staff upon its request. Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.

By:	/s/ Marc D’Annunzio
Name:	Marc D’Annunzio
Title:	General Counsel and Secretary

Dated: January 12, 2026

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Exhibit 3.1

CERTIFICATE OF ELIMINATION

OF

SERIES A NON-VOTING CONVERTIBLE PREFERRED STOCK

OF

BAKKT HOLDINGS, INC.

Bakkt Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, as amended (the “DGCL”) (the “Corporation”), in accordance with the provisions of Section 151(g) of the DGCL, does hereby certify that the following resolutions included in the resolutions adopted by the Board of Directors of the Corporation (the “Board”) on December 16, 2025, with respect to its Series A Non-Voting Convertible Preferred Stock (the “Series A Non-Voting Convertible Preferred Stock”) and the Certificate of Designations with respect to the Series A Non-Voting Convertible Preferred Stock as filed with the Secretary of State of the State of Delaware on November 18, 2025 (the “Certificate of Designations”), were duly adopted following the automatic conversion of all outstanding shares of the Series A Non-Voting Convertible Preferred Stock into shares of Class A common stock, par value $0.0001 per share, of the Corporation (“Class A Common Stock”) at 11:59 p.m. Eastern time on December 3, 2025:

WHEREAS, all shares of the Series A Non-Voting Convertible Preferred Stock issued by the Corporation have been automatically converted into shares of Class A Common Stock as of 11:59 p.m. Eastern time on December 3, 2025 and cancelled upon conversion;

WHEREAS, as of the date hereof, no shares of the Series A Non-Voting Convertible Preferred Stock are outstanding and no shares of the Series A Non-Voting Convertible Preferred Stock will be issued subject to the Certificate of Designations;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Corporation and its stockholders generally that all matters set forth in the Certificate of Designations with respect to the Series A Non-Voting Convertible Preferred Stock be eliminated from the Corporation’s Amended and Restated Certificate of Incorporation, dated as of November 3, 2025 (the “Certificate of Incorporation”); and

WHEREAS, the Board has determined that it is advisable and in the best interests of the Corporation and its stockholders generally to execute, acknowledge and file with the Secretary of State of the State of Delaware a Certificate of Elimination of the Series A Non-Voting Convertible Preferred Stock of the Corporation (the “Certificate of Elimination”) which shall have the effect of eliminating from the Certificate of Incorporation all matters set forth in the Certificate of Designations with respect to the Series A Non-Voting Convertible Preferred Stock.

NOW, THEREFORE, BE IT

RESOLVED, that all matters set forth in the Certificate of Designations with respect to the Series A Non-Voting Convertible Preferred Stock be eliminated from the Certificate of Incorporation;

RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and directed, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, to execute, acknowledge and file with the Secretary of State of the State of Delaware the

Certificate of Elimination in accordance with Section 103 of the General Corporation Law of the State of Delaware, which certificate shall set forth a copy of these resolutions, and, when such certificate becomes effective, it shall have the effect of eliminating from the Certificate of Incorporation all matters set forth in the Certificate of Designations with respect to the Series A Non-Voting Convertible Preferred Stock; and

RESOLVED FURTHER, that the officers of the Corporation are hereby authorized to take any and all such actions and to execute and deliver any and all such instruments and documents as may be necessary or advisable in order to fully effectuate the purposes of the preceding resolutions.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Corporation has caused this Certificate of Elimination to be signed by its General Counsel and Secretary on January 9, 2026.

BAKKT HOLDINGS, INC.

By:	/s/ Marc D’Annunzio
Name: Marc D’Annunzio
Title: General Counsel and Secretary

[Signature Page to Certificate of Elimination]

Exhibit 3.2

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BAKKT HOLDINGS, INC.

Pursuant to Section 242 of

The General Corporation Law of the State of Delaware

Bakkt Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), hereby certifies as follows:

1. Article I of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

“Section 1.1 Name. The name of the Corporation is Bakkt, Inc. (the “Corporation”).”

2. This Certificate of Amendment of Amended and Restated Certificate of Incorporation shall become effective at 12:01 a.m. Eastern Time on January 22, 2026.

3. This Certificate of Amendment of Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Bakkt Holdings, Inc. has caused this certificate to be signed by Marc D’Annunzio, its General Counsel and Secretary, on the 12th day of January, 2026.

BAKKT HOLDINGS, INC.

By:	/s/ Marc D’Annunzio
Name: Marc D’Annunzio
Title: General Counsel and Secretary

[Signature page to Certificate of Amendment of A&R Certificate of Incorporation of Bakkt Holding, Inc.]

Exhibit 3.3

AMENDED AND RESTATED BY-LAWS

OF

BAKKT, INC.

Effective as of January 22, 2026

* * *

ARTICLE I

OFFICES

Section 1.1 Registered Office. The registered office of Bakkt, Inc. (the “Corporation”) shall be fixed in the certificate of incorporation of the Corporation (as amended, restated, modified or supplemented from time to time, the “Certificate of Incorporation”).

Section 1.2 Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meetings. The annual meeting of the stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held on such date, and at such time and place, if any, within or without the State of Delaware, or by means of remote communications, including by webcast, pursuant to Section 2.12(c)(ii), as may be designated from time to time by the Board and stated in the Corporation’s notice of the meeting. The Board may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled.

Section 2.2 Special Meetings. Except as otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”) or required or permitted by the Certificate of Incorporation, and subject to the rights of the holders of any class or series of Preferred Stock (as defined in the Certificate of Incorporation), special meetings of the stockholders of the Corporation for any purpose or purposes may be called only by or at the direction of the Board. Special meetings shall be held on such date, and at such time and place, if any, within or without the State of Delaware, or by means of remote communications, including by webcast, pursuant to Section 2.12(c)(ii) as shall be designated by the Board and stated in the Corporation’s notice of the meeting. No business may be transacted at such special meeting of the stockholders of the Corporation other than the business specified in the notice to the stockholders of such meeting. The Board may postpone, reschedule or cancel any special meeting of stockholders previously scheduled.

Section 2.3 Notice of Meetings. Except as otherwise provided by the DGCL, the Certificate of Incorporation or these By-Laws, notice of the date, time, place (if any), the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose or purposes of the meeting of stockholders shall be given not more than sixty (60), nor less than ten (10), days previous thereto (unless a different time is specified by law), to each stockholder entitled to vote at the meeting as of the record date for determining stockholders entitled to notice of the meeting. Such notice may be given in writing directed to such stockholders’ mailing address (or by electronic transmission directed to such stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation and such notice shall be deemed given: (i) if mailed, when the notice is deposited in the United States mail, postage prepaid, (ii) if delivered by courier service, the earlier of when the notice is received or left at such stockholder’s address or (iii) if given by electronic mail, when directed to such stockholder’s electronic mail address unless the stockholder has notified the corporation in writing or by electronic transmission of any objection to receiving notice by electronic mail or such notice is prohibited by Section 232(e) of the DGCL. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

Section 2.4 Quorum; Adjournments. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided herein, by applicable law or by the Certificate of Incorporation; but if at any meeting of stockholders there shall be less than a quorum present, the chairman of the meeting or, by a majority in voting power thereof, the stockholders present (either in person or by proxy) may, to the extent permitted by law, adjourn the meeting from time to time until a quorum shall be present or represented. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required, a majority in voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. At any adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the original meeting. Notice need not be given of any adjourned meeting if the time, date and place, if any, and the means of remote communication, if any, by which stockholders may be deemed present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting.

Section 2.5 Organization of Meetings. The Chairman of the Board, or in the absence of the Chairman of the Board, or at the Chairman of the Board’s discretion, the Chief Executive Officer, or in the Chief Executive Officer’s absence or at the Chief Executive Officer’s discretion, any officer of the Corporation, shall call all meetings of the stockholders to order and shall act as chairman of any such meetings. The Secretary of the Corporation or, in such officer’s absence, an Assistant Secretary, shall act as secretary of the meeting. If neither the Secretary nor an Assistant Secretary is present, the chairman of the meeting shall appoint a secretary of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Unless otherwise determined by the Board prior to the meeting, the chairman of the meeting shall determine the order of business and shall have the authority in his or her discretion to regulate the conduct of any such meeting, including, without limitation, convening the meeting and adjourning the meeting (whether or not a quorum is present), announcing the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote, imposing restrictions on the persons (other than stockholders of record of the Corporation or their duly appointed proxies) who may attend any such meeting, establishing procedures for the transaction of business at the meeting (including the dismissal of business not properly presented), maintaining order at the meeting and safety of those present, restricting entry to the meeting after the time fixed for commencement thereof and limiting the circumstances in which any person may make a statement or ask questions at any meeting of stockholders. Unless and to the extent determined by the Board or the chairman over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 2.6 Proxies.

(a) At all meetings of stockholders, any stockholder entitled to vote thereat shall be entitled to vote in person or by proxy, subject to applicable law. A stockholder may authorize another person or persons to act for him, her or it as proxy in the manner(s) provided under Section 212(c) of the DGCL or as otherwise provided under Delaware law.

(b) A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.

(c) Proxies shall be filed with the secretary of the meeting prior to or at the commencement of the meeting to which they relate.

Section 2.7 Voting. When a quorum is present at any meeting, the vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall decide any question brought before such meeting, unless the question is one upon which by express provision of the Certificate of Incorporation, the Stockholders Agreement, dated as of October 15, 2021, by and among the Corporation and the other parties thereto (as it may be amended, supplemented or otherwise modified from time to time, the “Stockholders Agreement”), these By-Laws, the DGCL or other applicable law a different vote is required, in which case such express provision shall govern and control the decision of such question. Notwithstanding the foregoing, where a separate vote by a class or series or classes or series is required and a quorum is present, the affirmative vote of a majority of the votes cast by shares of such class or series or classes or series shall be the act of such class or series or classes or series, unless the question is one upon which by express provision of the Certificate of Incorporation, the Stockholders Agreement, these By-Laws, the DGCL or other applicable law a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 2.8 Fixing Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

(c) Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to consent to corporate action in writing without a meeting is fixed by the Board, (i) when no prior action of the Board is required by law, the record date for such purpose shall be the first date on which a signed consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

Section 2.9 Consents in Lieu of Meeting. At any time when action by one or more classes or series of stockholders of the Corporation is permitted to be taken by consent pursuant to the terms and limitations set forth in the Certificate of Incorporation, the provisions of this section shall apply. No consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation as required by the DGCL, consents signed by the holders of a sufficient number of shares to take such corporate action are so delivered to the Corporation in accordance with the applicable provisions of the DGCL. Prompt notice of the taking of the corporate action without a meeting by less than unanimous consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided in the applicable provisions of the DGCL. Any action taken pursuant to such consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

Section 2.10 List of Stockholders Entitled to Vote. The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 2.10 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 2.11 Inspectors. The Board, in advance of all meetings of the stockholders, may, and shall if required by law, appoint one or more inspectors of stockholder votes, who may be employees or agents of the Corporation or stockholders or their proxies, but who shall not be directors of the Corporation or candidates for election as directors. In the event that one or more inspectors of stockholder votes previously designated by the Board fails to appear or act at the meeting of stockholders, the chairman of the meeting may appoint one or more inspectors of stockholder votes to fill such vacancy or vacancies. Inspectors of stockholder votes appointed to act at any meeting of the stockholders, before entering upon the discharge of their duties, shall take and sign an oath to faithfully execute the duties of inspector of stockholder votes with strict impartiality and according to the best of their ability and the oath so taken shall be subscribed by them. The inspector or inspectors so appointed or designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.

Section 2.12 Conduct of Meetings.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only as provided (a) in the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.3, (b) by or at the direction of the Board or any authorized committee thereof or (c) by any stockholder of the Corporation who is entitled to vote on such election or such other business at the meeting, who has complied with the notice procedures set forth in subparagraphs (ii) and (iii) of this Section 2.12(a) and who was a stockholder of record at the time such notice was delivered to the Secretary of the Corporation.

(ii) (A) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of Section 2.12(a)(i), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation (even if such matter is already the subject of any notice to the stockholders or a public announcement from the Board), and, in the case of business other than nominations of persons for election to the Board, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day and not earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is scheduled for more than thirty (30) days before, or more than seventy (70) days following, such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. For purposes of the first annual meeting of stockholders following the adoption of these By-Laws, the date of the preceding year’s annual meeting shall be deemed to be June 10, 2025. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. For the avoidance of doubt, a stockholder shall not be entitled to make additional or substitute nominations following the expiration of the time periods set forth in these By-Laws. Notwithstanding anything in this Section

2.12(a)(ii) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased, effective after the time period for which nominations would otherwise be due under this Section 2.12(a), and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least one hundred (100) calendar days prior to the first anniversary of the preceding year’s annual meeting of stockholders, then a stockholder’s notice required by this Section 2.12 shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(iii) Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re- election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation which are owned directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group which will (A) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (v) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (d) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and (e) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting (whether given pursuant to this Section 2.12(a)(iii) or Section 2.12(b)) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the record date for determining the stockholders entitled to notice of the meeting and as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update or supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or any adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such proposed nominee under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.

(A) The foregoing notice requirements of this Section 2.12(a)(iii) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Exchange Act, and such stockholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. Nothing in this Section 2.12(a)(iii) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(iv) Notwithstanding anything in the second sentence of Section 2.12(a)(iii) to the contrary, in the event that the number of directors to be elected to the Board is increased, effective after the time period for which nominations would otherwise be due under Section 2.12(a) (ii), and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 2.12 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which a public announcement of such increase is first made by the Corporation.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Section 2.3. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only (a) by or at the direction of the Board or a committee thereof, (b) as provided in the Stockholders Agreement, or (c) provided that the Board has determined that directors shall be elected at such meeting and the Corporation’s notice for such meeting states that a purpose of such meeting is the election of one or more directors to the Board, by any stockholder of the Corporation who is entitled to vote on such election at the meeting, who has complied with the notice procedures set forth in this Section 2.12 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation, provided, however, that a stockholder may nominate persons for election at a special meeting only to such position(s) as specified in the Corporation’s notice of meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the stockholder’s notice as required by Section 2.12(a)(iii) is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

(c) General.

(i) (A) Only persons who are nominated in accordance with the procedures set forth in this Section 2.12 shall be eligible to be elected to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.12. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.12 and, if any proposed nomination or business is not in compliance with this Section 2.12, to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted.

(B) Notwithstanding the foregoing provisions of this Section 2.12, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.12, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii) If authorized by the Board in its sole discretion, and subject to such rules, regulations and procedures as the Board may adopt, stockholders of the Corporation and proxyholders not physically present at a meeting of stockholders of the Corporation may by means of remote communication participate in a meeting of stockholders of the Corporation and be deemed present in person and vote at a meeting of stockholders of the Corporation whether such meeting is to be held at a designated place or solely by means of remote communication; provided, however, that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder of the Corporation or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders of the Corporation and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders of the Corporation, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder of the Corporation or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

(iii) For purposes of this Section 2.12, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service, in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or otherwise disseminated in a manner constituting “public disclosure” under Regulation FD promulgated by the Securities and Exchange Commission.

(iv) No adjournment or postponement or notice of adjournment or postponement of any meeting shall be deemed to constitute a new notice (or extend any notice time period) of such meeting for purposes of this Section 2.12, and in order for any notification required to be delivered by a stockholder pursuant to this Section 2.12 to be timely, such notification must be delivered within the periods set forth above with respect to the originally scheduled meeting.

(v) Notwithstanding the foregoing provisions of this Section 2.12, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.12; provided, however, that, to the fullest extent permitted by law, any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.12 (including clause (c) of Section 2.12(a)(i) and Section 2.12(b) hereof), and compliance with clause (c) of Section 2.12(a)(i) and Section 2.12(b) shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in this Section 2.12 shall apply to the right, if any, of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

ARTICLE III

BOARD OF DIRECTORS

Section 3.1 Number; Election; Quorum; Voting. Subject to the rights of holders of any series of Preferred Stock to elect additional directors, the Board shall consist, subject to the Certificate of Incorporation and the Stockholders Agreement, of such number of directors as shall from time to time be fixed exclusively by resolution adopted by the Board. Directors shall (except as hereinafter provided for the filling of vacancies and newly created directorships and except as otherwise expressly provided in the Certificate of Incorporation or the Stockholders Agreement) be elected by the holders of a plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote on the election of such directors in accordance with the terms of the Certificate of Incorporation and the Stockholders Agreement, as applicable. A majority of the total number of directors fixed by resolution adopted by the Board pursuant to this Section 3.1 (including any vacancies and any unfilled newly created directorships) shall constitute a quorum for the transaction of business. Except as otherwise provided by law, these By-Laws, by the Certificate of Incorporation or by the Stockholders Agreement, the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board. Directors need not be stockholders.

Section 3.2 Vacancies. Subject to the rights of holders of any series of Preferred Stock to elect directors, the Certificate of Incorporation and the Stockholders Agreement, unless otherwise required by the DGCL, any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, removal (including pursuant to the terms of the Certificate of Incorporation), retirement, or otherwise) shall be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director (and not by the stockholders of the Corporation).

Section 3.3 Meetings of the Board. Meetings of the Board shall be held at such place, if any, within or without the State of Delaware as may from time to time be fixed by resolution of the Board or as may be specified in the notice of any meeting. Regular meetings of the Board shall be held at such times as may from time to time be fixed by resolution of the Board and special meetings may be held at any time upon the call of the Chairman of the Board, the Chief Executive Officer, or by a majority of the total number of directors then in office, by written notice, including facsimile, e-mail or other means of electronic transmission, duly served on or sent and delivered to each director in accordance with Section 11.2. Notice of each special meeting of the Board shall be given, as provided in Section 11.2, to each director (i) at least twenty-four (24) hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two (2) days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five (5) days before the meeting if such notice is sent through the United States first-class mail, postage prepaid. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. The notice of any meeting need not specify the purposes thereof. A meeting of the Board may be held without notice immediately after the annual meeting of stockholders at the same place, if any, at which such meeting is held. Notice need not be given of regular meetings of the Board held at times fixed by resolution of the Board. Notice of any meeting need not be given to any director who shall attend such meeting (except when the director attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or who shall waive notice thereof, before or after such meeting, in writing (including by electronic transmission).

Section 3.4 Committees.

(a) Subject to the express terms of the Stockholders Agreement, the Board may by resolution of the Board designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

(b) Any committee established pursuant to this Section 3.4, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

(c) Subject to the express terms of the Stockholders Agreement, the Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

(d) Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, the Stockholders Agreement, these By- Laws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these By-Laws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to this Article III.

Section 3.5 Consent in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, which consent may be documented, signed and delivered in any manner permitted by Section 116 of the DGCL. After an action is taken, the writing or writings (including any electronic transmission or transmissions) relating thereto shall be filed with the minutes of proceedings of the Board.

Section 3.6 Telephonic Meetings. The members of the Board or any committee thereof may participate in a meeting of such Board or committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such a meeting.

Section 3.7 Compensation. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, or as otherwise provided in the Stockholders Agreement, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. Subject to the express terms of the Stockholders Agreement, the directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

Section 3.8 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if (a) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his, her or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

ARTICLE IV

OFFICERS

Section 4.1 Officers. The Board shall elect officers of the Corporation, including a Chief Executive Officer, a President and a Secretary. The Board may also from time to time elect such other officers as it may deem proper or may delegate to any elected officer of the Corporation the power to appoint and remove any such other officers and to prescribe their respective terms of office, authorities and duties. Any Vice President may be designated Executive, Senior or Corporate, or may be given such other designation or combination of designations as the Board or the Chief Executive Officer may determine. Any two (2) or more offices may be held by the same person. The Board may also elect or appoint a Chairman of the Board, who may or may not also be an officer of the Corporation. The Board may elect or appoint co-Chairmen of the Board, co-Presidents or co-Chief Executive Officers and, in such case, references in these By-Laws to the Chairman of the Board, the President or the Chief Executive Officer shall refer to either such co-Chairman of the Board, co-President or co-Chief Executive Officer, as the case may be.

Section 4.2 Term; Removal. All officers of the Corporation elected by the Board shall hold office for such terms as may be determined by the Board or, except with respect to his or her own office, the Chief Executive Officer, or until their respective successors are chosen and qualified or until his or her earlier resignation or removal. Any officer may be removed from office at any time either with or without cause by the Board, or, in the case of appointed officers, by the Chief Executive Officer or any elected officer upon whom such power of removal shall have been conferred by the Board.

Section 4.3 Resignation. Any officer may resign at any time by submitting his or her written resignation to the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation, unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective unless and to the extent such condition is stated in such resignation.

Section 4.4 Powers. Each of the officers of the Corporation elected or appointed by the Board or appointed by an officer in accordance with these By-Laws shall have the powers and duties prescribed by law, by these By-Laws or by the Board and, in the case of appointed officers, the powers and duties prescribed by the Board or the appointing officer, and, unless otherwise prescribed by these By-Laws or by the Board or such appointing officer, shall have such further powers and duties as ordinarily pertain to that office.

Section 4.5 Delegation. Unless otherwise provided in these By-Laws, in the absence or disability of any officer of the Corporation, the Board or the Chief Executive Officer may, during such period, delegate such officer’s powers and duties to any other officer or to any director and the person to whom such powers and duties are delegated shall, for the time being, hold such office.

ARTICLE V

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 5.1 Limited Liability of Directors. No director of the Corporation will have any personal liability to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or hereafter may be amended. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Neither the amendment nor the repeal of this Article V shall eliminate or reduce the effect thereof in respect of any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article V, would accrue or arise, or otherwise adversely affect any limitation on the personal liability of a director of the Corporation existing prior to such amendment or repeal.

Section 5.2 Right to Indemnification and Advancement of Expenses. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, manager, officer, employee or agent of another corporation or of a partnership, limited liability company, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such Proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an in defending or otherwise participating in any Proceeding in advance of its final disposition indemnitee; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the is not entitled to be indemnified under this Section 5.2 or otherwise. The rights to indemnitee indemnification and advancement of expenses conferred by this Section 5.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 5.2, except for Proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a Proceeding (or part thereof) initiated by such indemnitee only if such Proceeding (or part thereof) was authorized by the Board.

Section 5.3 Right of Indemnitee to Bring Suit. If a claim under Section 5.2 is not paid in full by the Corporation within (i) sixty (60) days after a written claim for indemnification has been received by the Corporation or (ii) twenty (20) days after a claim for an advancement of expenses has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim or to obtain advancement of expenses, as applicable. To the fullest extent permitted by law, if the indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense of the Corporation that, and (ii) any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article V or otherwise shall be on the Corporation.

Section 5.4 Non-Exclusivity of Rights; Indemnification by Other Persons.

(a) The provision of indemnification to or the advancement of expenses and costs to any indemnitee under this Article V, or the entitlement of any indemnitee to indemnification or advancement of expenses and costs under this Article V, shall not limit or restrict in any way the power of the Corporation to indemnify or advance expenses and costs to such indemnitee in any other way permitted by law or be deemed exclusive of, or invalidate, any right to which any indemnitee seeking indemnification or advancement of expenses and costs may be entitled under any law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such indemnitee’s capacity as an officer, director, employee or agent of the Corporation and as to action in any other capacity.

(b) Given that certain Jointly Indemnifiable Claims (as defined below) may arise due to the service of the indemnitee as a director and/or officer of the Corporation or as a director, officer, employee, agent or trustee of another corporation or of a partnership, joint venture, trust or other enterprise at the request of the Indemnitee-Related Entities (as defined below), the Corporation shall be fully and primarily responsible for the payment to the indemnitee in respect of indemnification or advancement of expenses in connection with any such Jointly Indemnifiable Claims, pursuant to and in accordance with the terms of this Article V, irrespective of any right of recovery the indemnitee may have from the Indemnitee- Related Entities. Under no circumstance shall the Corporation be entitled to any right of subrogation against or contribution by the Indemnitee- Related Entities and no right of advancement, indemnification or recovery the indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of the indemnitee or the obligations of the Corporation under this Article V. In the event that any of the Indemnitee-Related Entities shall make any payment to the indemnitee in respect of indemnification or advancement of expenses with respect to any jointly indemnifiable claim, the indemnitee-related entity making such payment shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee against the Corporation, and the indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee- Related Entities effectively to bring suit to enforce such rights. Each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 5.4(b), entitled to enforce this Section 5.4(b). For purposes of this Section 5.4(b), the following terms shall have the following meanings:

(i) The term “Indemnitee-Related Entities” means any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than the Corporation or any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise for which the indemnitee has agreed, on behalf of the Corporation or at the Corporation’s request, to serve as a director, officer, employee or agent and which service is covered by the indemnity described herein) from whom an indemnitee may be entitled to indemnification or advancement of expenses with respect to which, in whole or in part, the Corporation may also have an indemnification or advancement obligation.

(ii) The term “Jointly Indemnifiable Claims” shall be broadly construed and shall include, without limitation, any action, suit or proceeding for which the indemnitee shall be entitled to indemnification or advancement of expenses from both the Indemnitee-Related Entities and the Corporation pursuant to applicable law, any agreement, certificate of incorporation, by-laws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or comparable organizational documents of the Corporation or the Indemnitee-Related Entities, as applicable.

Section 5.5 Contract Rights. The rights conferred upon indemnitees in this Article V shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article V that adversely affects any right of an indemnitee or its successors shall be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights to all such parties on a retroactive basis than permitted prior thereto) and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 5.6 Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 5.7 Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article V with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 5.8 Severability. If any provision or provisions of this Article V shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article V shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article V (including, without limitation, each such portion of this Article V containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE VI

CORPORATE BOOKS

Section 6.1 Corporate Books. The books of the Corporation may be kept inside or outside of the State of Delaware at such place or places as the Board may from time to time determine.

ARTICLE VII

CHECKS, NOTES, PROXIES, ETC.

Section 7.1 Checks, Notes, Proxies, Etc. All checks and drafts on the Corporation’s bank accounts and all bills of exchange and promissory notes, and all acceptances, obligations and other instruments for the payment of money, shall be signed by such officer or officers or agent or agents as shall be authorized from time to time by the Board or such officer or officers who may be delegated such authority. Proxies to vote and consents with respect to securities of other corporations or other entities owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the Chairman of the Board, the Chief Executive Officer, or by such officers as the Chairman of the Board, the Chief Executive Officer or the Board may from time to time determine.

ARTICLE VIII

SHARES AND OTHER SECURITIES OF THE CORPORATION

Section 8.1 Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.

Section 8.2 Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by any two (2) authorized officers of the Corporation, which authorized officers shall include, without limitation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or any Assistant Secretary of the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 8.3 Lost, Destroyed or Wrongfully Taken Certificates.

(a) If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b) If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall, to the fullest extent permitted by law, be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 8.4 Transfer of Stock.

(a) Shares of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws subject to any transfer restrictions contained in the Certificate of

Incorporation, the Stockholders Agreement, the Third Amended and Restated LLC Agreement of Bakkt Holdings, LLC (“Bakkt LLC”), dated as of October 15, 2021, by and among Bakkt LLC, the Corporation and the other Bakkt LLC members that are parties thereto (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “LLC Agreement”), and the Exchange Agreement, dated as of October 15, 2021, by and among the Corporation, Bakkt LLC and the other parties thereto (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Exchange Agreement”). Transfers of record of shares of stock of the Corporation shall be made only upon the books administered by or on behalf of the Corporation and only upon proper transfer instructions, including by electronic transmission, pursuant to the direction of the registered holder thereof, such person’s attorney lawfully constituted in writing, or from an individual presenting proper evidence of succession, assignment or authority to transfer the shares of stock; or, in the case of stock represented by certificate(s) upon delivery of a properly endorsed certificate(s) for a like number of shares or accompanied by a duly executed stock transfer power. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation an entry showing the names of the persons from and to whom it was transferred.

(b) The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL, the Stockholders Agreement, the LLC Agreement, the Exchange Agreement or the Certificate of Incorporation.

Section 8.5 Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 8.6 Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

ARTICLE IX

FISCAL YEAR

Section 9.1 Fiscal Year. The fiscal year of the Corporation shall be, unless otherwise determined by resolution of the Board, the calendar year ending on December 31.

ARTICLE X

CORPORATE SEAL

Section 10.1 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation. In lieu of the corporate seal, when so authorized by the Board or a duly empowered committee thereof, a facsimile thereof may be impressed or affixed or reproduced.

ARTICLE XI

GENERAL PROVISIONS

Section 11.1 Notice. Whenever notice is required to be given by law or under any provision of the Certificate of Incorporation or these By-Laws, notice of any meeting need not be given to any person who shall attend such meeting (except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened), or who shall waive notice thereof, before or after such meeting, in writing (including by electronic transmission).

Section 11.2 Means of Giving Notice. Except as otherwise set forth in any applicable law or any provision of the Certificate of Incorporation or these By-Laws, notice of any meeting shall be given by the following means:

(a) Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these By-Laws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b) Definitions. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process. An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the corporation who is available to assist with accessing such files and information). An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.

(c) Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these By-Laws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within sixty (60) days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(d) Exceptions to Notice Requirements.

(i) Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these By-Laws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of the State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(ii) Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these By-Laws, to any stockholder to whom (x) notice of two (2) consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two (2) consecutive annual meetings, or (y) all, and at least two (2) payments (if sent by first-class mail) of dividends or interest on securities during a twelve (12)-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of the State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (x) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission. The exception in subsection (x) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any stockholder whose electronic mail address appears on the records of the corporation and to whom notice by electronic transmission is not prohibited by Section 232 of the DGCL.

Section 11.3 Headings. Section headings in these By-Laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

Section 11.4 Conflicts. In the event that any provision of these By-Laws is or becomes inconsistent with any provision of the Certificate of Incorporation or the DGCL, the provision of the Certificate of Incorporation shall prevail.

ARTICLE XII

AMENDMENTS

Section 12.1 Amendments. These By-Laws may be made, amended, altered, changed, added to or repealed as set forth in the Certificate of Incorporation.

Exhibit 10.1

EXECUTION VERSION

SHARE PURCHASE AGREEMENT

by and among

BAKKT OPCO HOLDINGS, LLC,

BAKKT HOLDINGS, INC.,

DISTRIBUTED TECHNOLOGIES RESEARCH GLOBAL LTD,

and

AKSHAY NAHETA

Dated as of January 11, 2026

i

3.26	Ownership of Parent Capital Stock	41
3.27	Brokers	41
3.28	Non-Foreign Partner	41
3.29	Outbound Investment Security Program	42
3.30	Foreign Direct Investment	42
3.31	Investment Intent	42
3.32	No Other Representations or Warranties	43

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER		44

4.1	Organization; Good Standing	44
4.2	Power; Enforceability	45
4.3	Non-Contravention	45
4.4	Requisite Governmental Approvals	45
4.5	Parent Capitalization	46
4.6	Subsidiaries	46
4.7	Valid Issuance	46
4.8	Fairness Opinion	46
4.9	Parent SEC Reports	47
4.10	Parent Financial Statements	47
4.11	Tax Matters.	47
4.12	Undisclosed Liabilities	48
4.13	Compliance with Laws	49
4.14	Intellectual Property; Privacy.	49
4.15	Legal Proceedings; Orders	49
4.16	Anti-Corruption Compliance	49
4.17	Compliance with Customs & Trade Laws and Sanctions	50
4.18	Regulatory Matters	50
4.19	No Other Representations or Warranties	51

ARTICLE V COVENANTS OF THE COMPANY		52

5.1	Affirmative Obligations	52
5.2	Company Forbearance Covenants	52
5.3	No Solicitation	54
5.4	No Control of the Other Party’s Business	55
5.5	Seller Reorganization	55

ARTICLE VI COVENANTS OF PARENT		55

6.1	Affirmative Obligations	55
6.2	Parent Forbearance Covenants	56
6.3	Parent Capital Stock	57
6.4	Parent Board Recommendation	57
6.5	Seller Loan Amount	58
6.6	No Control of the Other Party’s Business	58

ARTICLE VII ADDITIONAL COVENANTS		59

7.1	Efforts	59
7.2	Regulatory Matters	59

7.3	Proxy Statement	61
7.4	Parent Stockholder Meeting	62
7.5	Anti-Takeover Laws	63
7.6	Access	63
7.7	Public Statements and Disclosure	63
7.8	Transaction Litigation	64
7.9	Tax Matters	64
7.10	Employee Matters	65
7.11	Special Committee	65
7.12	Indemnification Provisions	66
7.13	Cooperation Agreement	66
7.14	Employment Agreement	66
7.15	Stock Exchange Listing	66
7.16	Confirmatory Intellectual Property Assignment	66

ARTICLE VIII CLOSING CONDITIONS		66

8.1	Each Party’s Conditions to Close	66
8.2	Additional Conditions to the Company and Seller’s Obligation to Close	67
8.3	Additional Conditions to Parent’s and Buyer’s Obligations to Close	68
8.4	Frustration of Closing Conditions	69

ARTICLE IX TERMINATION, AMENDMENT AND WAIVER		70

9.1	Termination	70
9.2	Manner and Notice of Termination; Effect of Termination	71
9.3	Fees and Expenses	72
9.4	Amendment	72
9.5	Extension; Waiver	72

ARTICLE X GENERAL PROVISIONS		73

10.1	Survival of Representations, Warranties and Covenants	73
10.2	Notices	73
10.3	Assignment	74
10.4	Confidentiality	74
10.5	Entire Agreement	74
10.6	Third Party Beneficiaries	74
10.7	Severability	74
10.8	Remedies	75
10.9	Governing Law	75
10.10	WAIVER OF JURY TRIAL	76
10.11	Arbitration	76
10.12	Disclosure Letter References	76
10.13	Counterparts	76
10.14	Designated Individual	77

Exhibits, Annexes and Schedules

Exhibit A	Form of Restrictive Covenant Agreement
Exhibit B	Form of Voting and Support Agreement
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Joinder Agreement

Annex A	Illustration of Exchange Ratio

Schedule 2.6	Share Allocation
Schedule 8.1(d)	Financial Regulatory Governmental Authorizations

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of January 11, 2026 by and among Bakkt Opco Holdings, LLC, a Delaware limited liability company (such entity or the Buyer Designee, as defined in Section 2.1, “Buyer”), Bakkt Holdings, Inc., a Delaware corporation (“Parent”), Distributed Technologies Research Global Ltd, a private limited company incorporated in Cyprus (the “Company”), and Akshay Naheta (“Seller”). Each of Parent, Buyer, Company and Seller are sometimes referred to as a “Party” and collectively the “Parties.” All capitalized terms that are used in this Agreement have the respective meanings given to them in this Agreement.

RECITALS

A. Seller possesses valid, legal title to all of the issued and outstanding Company Shares, whether directly or pursuant to those certain Share Purchase and Custody Agreements and Share Purchase, Custody & Vendor Agreements from January, August and December of 2025 (collectively, the “Share Purchase and Custody Agreements”), whereby Seller has transferred beneficial ownership of Company Shares to certain individuals (together with any other Persons to whom beneficial ownership of any Company Shares is transferred, “Company Beneficial Owners”) but has retained full legal title, as nominee and custodian, to such Company Shares. Seller has agreed to sell to Buyer, free and clear of all Liens (except for Liens created by Buyer, Parent or an Affiliate thereof or those imposed by applicable securities Laws), and Buyer has agreed to purchase from Seller, all of the issued and outstanding Company Shares upon the terms and conditions set forth in this Agreement (the “Share Purchase”).

B. The board of directors of Parent (the “Parent Board”) formed the Special Committee of the Parent Board (the “Special Committee”), and the Special Committee has: (i) determined that it is in the best interests of Parent and the Parent Stockholders (excluding Seller and his Affiliates) that, subject to the terms and conditions of this Agreement, Buyer acquire the Company through the transactions contemplated by this Agreement, which include (A) the subscription of shares of Parent Class A Common Stock by Buyer in exchange for the issuance of Buyer Units to Parent (the “Share Subscription”) and (B) the Share Purchase (the transactions contemplated by this Agreement and all other Related Agreements, including the Share Subscription and the Share Purchase, collectively, the “Transaction”); (ii) approved the execution and delivery of this Agreement by Parent, the performance by Parent of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein; and (iii) resolved to recommend that the Parent Board approve the execution and delivery of this Agreement by Parent, the performance by Parent of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein.

C. The Parent Board (other than Seller, who recused himself from deliberations and approval), acting upon the recommendation of the Special Committee, has: (i) determined that it is in the best interests of Parent and the Parent Stockholders (excluding Seller and his Affiliates) that, subject to the terms and conditions of this Agreement, Parent consummate the Transaction; (ii) approved the execution and delivery of this Agreement by Parent, the performance by Parent of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein; and (iii) directed that the Required Parent Voting Proposals be submitted to the Parent Stockholders for their approval and resolved to recommend that the Parent Stockholders vote in favor of the approval of the Required Parent Voting Proposals (the “Parent Board Recommendation”).

D. The board of directors of the Company (the “Company Board”) has determined that it is advisable and in the best interests of the Company and Seller to consummate the Share Purchase and, in furtherance thereof, has approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein.

E. Parent, as the managing member of Buyer, has (i) determined that it is in the best interests of Buyer and the Buyer Unitholders that, subject to the terms and conditions of this Agreement, Buyer consummate the Transaction, and (ii) approved the execution and delivery of this Agreement by Buyer, the performance by Buyer of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein.

F. Concurrently with the execution and delivery of this Agreement and as a condition and inducement to Parent’s and Buyer’s willingness to enter into this Agreement, Seller will execute and deliver to Buyer a restrictive covenant agreement (the “Restrictive Covenant Agreement”), substantially in the form attached hereto as Exhibit A, which will be effective as of the Closing.

G. Concurrently with the execution and delivery of this Agreement, each of Parent’s directors, executive officers and certain shareholders holding more than 5% of Parent’s voting securities will execute and deliver to the Company a voting and support agreement (the “Voting and Support Agreement”) in substantially the form attached hereto as Exhibit B.

H. Concurrently with the execution and delivery of this Agreement, Parent, Seller and each current Company Beneficial Owner shall enter into a registration rights agreement, in substantially the form attached hereto as Exhibit C (the “Registration Rights Agreement”), which will be effective as of the Closing.

I. Concurrently with the execution and delivery of this Agreement, each current Company Beneficial Owner will execute and deliver to the Company a joinder agreement in substantially the form attached hereto as Exhibit D (each, a “Joinder Agreement”).

J. Parent, Buyer, the Company, and Seller desire to make certain representations, warranties, covenants, and agreements in connection with the Transaction.

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants, and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, the Parties hereto agree as follows:

ARTICLE I

DEFINITIONS & INTERPRETATIONS

1.1 Certain Definitions. For all purposes of and pursuant to this Agreement, the following capitalized terms have the following respective meanings:

(a) “Acquisition Inquiry” means a request for information or for a discussion from a third party for the purpose of evaluating the making of an Acquisition Proposal.

(b) “Acquisition Proposal” means any offer, proposal or indication of interest from a third party to engage in an Acquisition Transaction.

(c) “Acquisition Transaction” means any transaction or series of related transactions (other than the Share Purchase) involving:

(i) any direct or indirect purchase or other acquisition by any Person or Group (other than Parent or any of its Subsidiaries, or any Group that includes Parent or any of its Subsidiaries), of Company Shares or securities convertible into, or exchangeable for, Company Shares or any other securities of the Company, in each case, representing more than 20% of the outstanding voting power of the Company after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 20% of the outstanding Company Shares or voting power of the Company or securities convertible into, or exchangeable for, more than 20% of the outstanding Company Shares or voting power of the Company after giving effect to the consummation of such tender or exchange offer;

(ii) any direct or indirect purchase or other acquisition by any Person or Group (other than Parent or any of its Subsidiaries, or any Group that includes Parent or any of its Subsidiaries), of more than 20% of the consolidated assets of the Company Group taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(iii) any merger, consolidation, business combination, joint venture, partnership, share exchange, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company or any of its Subsidiaries whose business accounts for more than 20% of the revenue or consolidated assets of the Company and its Subsidiaries, taken as a whole, pursuant to which any Person or Group or equityholders of any such Person or Group (other than Parent or any of its Subsidiaries, or any Group that includes Parent or any of its Subsidiaries, or the equityholders of the Company prior to the consummation of such transaction), would hold Company Shares representing more than 20% of the outstanding Company Shares or voting power of the Company or securities convertible into, or exchangeable for, more than 20% of the outstanding Company Shares or voting power of the Company after giving effect to the consummation of such transaction.

(d) “Action” shall mean any private or governmental action, suit, claim, charge, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), controversy, assessment, arbitration, investigation, audit, hearing, complaint, proceeding or demand.

(e) “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of that Person, whether through the ownership of voting securities or partnership or other ownership interests, by Contract or otherwise; provided, however, that neither Intercontinental Exchange Holdings, Inc. (and its Affiliates) nor Seller shall be considered an Affiliate of Parent or its Subsidiaries.

(f) “Alternative Acquisition Agreement” means any binding or non-binding letter of intent, memorandum of understanding, merger agreement, acquisition agreement or any Contract relating to a Parent Acquisition Transaction or Parent Acquisition Proposal.

(g) “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act, the UK Bribery Act 2010, and any other applicable anti-corruption Laws.

(h) “Anti-Money Laundering Laws” means anti-money laundering laws including, but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT ACT of 2001, the criminal money laundering laws at 18 U.S.C. §§ 1956, 1957, and 1960, and the rules and regulations promulgated thereunder, and the anti-money laundering laws of the various jurisdictions in which the applicable Party conducts business, the rules and regulations thereunder and any related or similar rules, regulation or guidelines issued, administered or enforced by any governmental agency.

(i) “Antitrust Laws” means the Sherman Antitrust Act, the Clayton Antitrust Act, the HSR Act, the Federal Trade Commission Act and all other Laws, in any jurisdiction, whether domestic or foreign, in each case that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that is applicable to the Transaction.

(j) “Business Day” means any day other than (x) Saturday or Sunday or (y) any other day on which commercial banks are authorized or required by Law to be closed in New York, New York.

(k) “Buyer Unit” means a Common Unit of Buyer.

(l) “Buyer Unitholders” means the holders of Buyer Units.

(m) “Closing Exchange Rate” means, with respect to a relevant currency in question, the average daily exchange rate of such relevant currency to the other relevant currency for the 5-day period ending on the last full day immediately prior to the Closing Date (as reported by Bloomberg).

(n) “Closing Indebtedness” means, without duplication, the aggregate amount of all outstanding Indebtedness (including principal and accrued and unpaid interest) of the Company Group as of immediately prior to the Closing, and any penalties or premiums that would be associated with the full repayment and retirement of such Indebtedness at the Closing. Closing Indebtedness shall be expressed in USD determined by multiplying any non-USD currency components by the Closing Exchange Rate.

(o) “Code” means the Internal Revenue Code of 1986.

(p) “Company Data” means any data or information Processed by or for the Company Group.

(q) “Company Employee Plan” means each Employee Plan that is sponsored, maintained, contributed to or required to be contributed to by the Company Group or with respect to which the Company Group has or would reasonably be expected to have any actual or contingent liability.

(r) “Company Group” means the Company and its Subsidiaries.

(s) “Company Intellectual Property” means any Intellectual Property Right that is owned or purported to be owned by the Company or any of its Subsidiaries.

(t) “Company Material Adverse Effect” means any change, event, effect, development, occurrence, fact, condition or circumstance (each, an “Effect”) that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, operations or financial condition of the Company Group, taken as a whole; provided, that none of the following, and no Effects arising out of or resulting from the following (in each case, by themselves or when aggregated), will be deemed to be or constitute a Company Material Adverse Effect or will be taken into account when determining whether there has been, or would reasonably be expected to occur, a Company Material Adverse Effect:

(i) changes in general economic conditions anywhere in the world, or changes in conditions in the global, domestic, international or regional economy generally;

(ii) changes in conditions in the financial markets, credit markets or capital markets anywhere in the world, including (A) changes in interest rates; (B) changes in exchange rates for the currencies of any country or cryptocurrencies or other digital currencies or virtual currencies; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market or trading in cryptocurrencies, digital currencies or virtual currencies;

(iii) changes in conditions that are generally applicable in the industries in which the Company Group conducts business;

(iv) changes in regulatory, legislative or political conditions anywhere in the world (including the legal or regulatory framework(s) governing cryptocurrencies, digital currencies, or virtual currencies and including anti-dumping actions, international tariffs, sanctions, governmental shutdowns, trade policies or disputes or any “trade war” or similar actions), civil unrest, protests and public demonstrations, any government responses thereto (e.g., curfews) and any escalation or worsening thereof;

(v) any geopolitical conditions, outbreak of hostilities, acts of war (whether or not declared), sabotage, cyber-attack, cyberterrorism, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, cyber-attack, cyberterrorism, terrorism or military actions) anywhere in the world;

(vi) earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions and other similar force majeure events anywhere in the world (or escalation or worsening of any such events or occurrences, including, in each case, the response of Governmental Authorities);

(vii) any epidemic, pandemic or disease outbreak, or any Law, mandate, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention or the World Health Organization providing for business closures, “sheltering-in-place,” curfews or other similar restrictions in connection with or in response to an epidemic, pandemic or disease outbreak or any change in such Law, mandate, directive, pronouncement or guideline or any material worsening of such conditions;

(viii) announcement of this Agreement or the pendency of the Transaction, including the impact thereof on the relationships, contractual or otherwise, of the Company Group with employees, suppliers, customers, partners, vendors or any other third Person; provided, however, that this clause (viii) shall be inapplicable with respect to any representation or warranty explicitly intended to address the consequences of the execution, delivery or performance of this Agreement or the consummation of the Transaction;

(ix) the compliance by any Party with the terms of this Agreement, or the exercise of any Party’s rights under this Agreement, including any action taken or refrained from being taken as required pursuant to or in accordance with this Agreement;

(x) any action taken or refrained from being taken, in each case to which Parent has expressly approved, consented to or requested in writing following the date of this Agreement;

(xi) inflation or any changes in the rate of increase or decrease of inflation;

(xii) changes in GAAP or other accounting standards or changes in, or changes proposed by a federal or state legislative body to, any applicable Laws (or the enforcement or interpretation of any of the foregoing), including the adoption, implementation, repeal, modification, reinterpretation or proposal thereof, or any action taken for the purpose of complying with GAAP or any applicable Law;

(xiii) any failure by the Company Group to meet any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred, unless such failure would otherwise be excepted from this definition by another exception herein); or

(xiv) any Transaction Litigation; provided, however, that this clause (xiv) shall be inapplicable with respect to any representation or warranty explicitly intended to address the consequences of the execution, delivery or performance of this Agreement or the consummation of the Transaction;

except, in case of each of clauses (i) through (vii) and clauses (xi)-(xiii) to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on the Company Group, taken as a whole, relative to other similarly situated companies operating in the industries and jurisdictions in which the Company Group conducts business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Company Material Adverse Effect has or would reasonably be expected to have occurred.

(u) “Company Shares” means the Company’s ordinary shares of EUR 0.10 each in the capital of the Company.

(v) “Contract” means any legally binding (whether written or oral) contract, subcontract, note, bond, mortgage, indenture, lease, license, sublicense, or other legally binding agreement.

(w) “Cooperation Agreement” means that certain Cooperation Agreement, dated as of March 19, 2025, as amended by that certain Amendment to the Cooperation Agreement, dated as of June 3, 2025, by and among Parent, the Company and Seller.

(x) “Customs & Trade Laws” means all applicable export, import, customs and trade, and anti-boycott Laws or programs administered, enacted or enforced by any Governmental Authority, including: (a) the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and the import Laws and regulations administered by U.S. Customs and Border Protection; (b) the anti-boycott Laws and regulations administered by the U.S. Departments of Commerce and Treasury; and (c) any other applicable similar export, import, anti-boycott, or other trade Laws or programs in any relevant jurisdiction.

(y) “Data Processing Obligation” means any applicable: (i) Law relating to privacy, data protection, security, or the Processing of Company Data, (ii) Data Processing Policies, or (iii) contractual obligation by which the Company Group is bound relating to the privacy, security, or the Processing of Company Data.

(z) “Data Processing Policy” means any public-facing policies, notices, representations, commitments, statements concerning privacy, data protection, security, or the Processing of Company Data made by or for the Company Group.

(aa) “DGCL” means the Delaware General Corporation Law.

(bb) “Employee” shall mean any current or former employee, consultant, independent contractor or director of the Company Group.

(cc) “Employee Plan” means any benefit or compensation plan, program, policy, practice, agreement, contract, arrangement or other obligation, including, but not limited to, each “employee benefit plan” (as defined in Section 3(3) of ERISA, whether or not subject to ERISA) and each other bonus, stock option, stock purchase or other equity or equity-based, incentive compensation, commission, profit sharing, savings, retirement, supplemental retirement, disability, vacation, deferred compensation, employee assistance, wellness, legal services, fringe benefit plan, flexible spending or reimbursement account or agreement, severance, employment or other service termination, retention, change of control compensation, and other similar plan, agreement (including individual agreements) or arrangement, in each case, whether or not in writing and whether or not funded, other than any such plan or arrangement to which such Person or any Subsidiary contributes (or has an obligation to contribute) pursuant to applicable Law and that is sponsored or maintained by any Governmental Authority.

(dd) “Environmental Law” means any applicable Law in effect on or prior to the Closing Date relating to the protection of the environment (including ambient air, surface water, groundwater or land) or pollution, including Laws relating to: (i) the exposure to, or releases or threatened releases of, Hazardous Substances; (ii) the generation, manufacture, processing, distribution, use, treatment, containment, disposal, storage, transport or handling of Hazardous Substances; or (iii) recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Substances.

(ee) “Environmental Permits” means any licenses, permits, authorizations, registrations or other approvals required under Environmental Laws.

(ff) “ERISA” means the Employee Retirement Income Security Act of 1974.

(gg) “ERISA Affiliate” of any entity means each Person that at any relevant time would be treated as a single employer with such entity for purposes of Section 4001(b)(1) of ERISA or Section 414(b), (c), (m) or (o) of the Code.

(hh) “Exchange Act” means the Securities Exchange Act of 1934.

(ii) “Executive Group” means, with respect to a Person, such Person’s Chief Executive Officer, any executive officer, and individual reporting directly to the Chief Executive Officer.

(jj) “Financial Regulatory Laws” means any applicable Law, including any state, national, foreign, or multi-jurisdictional Law, that is designed or intended to regulate money transmission or similar services, selling or issuing stored value, selling or issuing payment instruments, or digital financial asset business activities, including cryptocurrencies and other virtual currencies or digital currencies.

(kk) “GAAP” means generally accepted accounting principles in the United States, as in effect on the date or for the period with respect to which such principles are applied.

(ll) “Governmental Authority” means any government, political subdivision, governmental, administrative, self-regulatory or regulatory entity or body, department, commission, board, agency or instrumentality, or other legislative, executive or judicial governmental entity, and any court, tribunal, judicial or arbitral body, in each case whether federal, national, state, county, municipal, provincial, local, foreign or multinational, with competent jurisdiction.

(mm) “Governmental Authorization” means any authorizations, approvals, licenses, charter, order, franchises, memberships, clearances, permits, certificates, waivers, notices, non-objections, no-action letter, consents, exemptions, variances, expirations and terminations of any waiting period requirements issued by or obtained from, and any notices, filings, registrations, qualifications, declarations and designations with, a Governmental Authority, in each case other than relating to Intellectual Property Rights.

(nn) “Group” has the meaning as used in Section 13 of the Exchange Act.

(oo) “Hazardous Substance” means any: (i) material, substance or waste that (A) is listed, defined or regulated as “hazardous” or “toxic,” or as a “pollutant” or “contaminant” (or words of similar meaning and regulatory effect) under Environmental Laws or (B) can form the basis of any liability under any Environmental Law; and (ii) petroleum, petroleum products, per- and polyfluoroalkyl substances (including PFAs, PFOA, PFOS, Gen X, and PFBs), polychlorinated biphenyls (PCBs), asbestos and asbestos-containing materials, radon, and toxic mold or fungi.

(pp) “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

(qq) “Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person: (a) for borrowed money (including deposits or advances of any kind to such Person); (b) evidenced by bonds, debentures, notes or similar instruments; (c) pursuant to securitization or factoring programs or arrangements; (d) net cash payment obligations of such Person under swaps, options, derivatives and other hedging contracts or arrangements that will be payable upon termination thereof (assuming termination on the date of determination); (e) letters of credit (to the extent drawn), bank guarantees (to the extent drawn) and other similar contracts or arrangements entered into by or on behalf of such Person (to the extent drawn); (f) with respect to deferred purchase price of property (tangible or intangible), goods or services, including any earn-outs or purchase price adjustments relating to acquisitions (other than trade payables or accruals in the ordinary course of business); or (g) guarantee of any of the obligations or undertakings described in the foregoing clauses (a) through (f) of any other Person, in each case, excluding any obligations or undertakings owing solely among the members of the Company Group.

(rr) “Intellectual Property Rights” means any and all intellectual property rights throughout the world, including such rights in or otherwise associated with any of the following: (i) all United States and foreign patents and patent applications, including any provisionals, continuations, divisions, continuations-in-part, reexaminations, extensions, renewals, reissues and foreign counterparts of or for any of the foregoing (“Patents”); (ii) all copyrights, copyright registrations and applications therefor, mask work rights and registrations for mask work rights, and any other works of authorship or rights thereto throughout the world (“Copyrights”); (iii) trademarks, service marks, trade dress and similar designation of origin and rights therein, together with all of the goodwill associated with any of the foregoing, and registrations and applications for registration thereof (“Marks”); (iv) internet domain names; (v) trade secret rights and analogous rights in know-how and other proprietary or confidential information, processes, formulae, designs, models and methodologies (“Trade Secrets”); and (vi) rights in technical databases and technical data collections, in each case of clauses (i) through (vi) above to the extent protectable by applicable Law.

(ss) “Intervening Event” means any Effect occurring following the execution and delivery of this Agreement that is material and that was not known to, or reasonably foreseeable by, the Parent Board on the execution and delivery of this Agreement (or if known or reasonably foreseeable to the Parent Board, the consequences of which were not known or reasonably foreseeable by the Parent Board as of the date of this Agreement), which Effect becomes known to, or reasonably foreseeable by, the Parent Board prior to the Required Parent Stockholder Approval; provided, that in no event shall the following constitute or be taken into account in determining the existence of an Intervening Event: (1) any Effect that relates to a Parent Acquisition Proposal; (2) Parent meeting, failing to meet or exceeding any internal or published revenue or earnings forecasts or projections for any period; (3) changes in the market price or trading volume of Parent Class A Common Stock; provided, that in the case of the foregoing clauses (2) and (3), the underlying causes of such Effect may be considered and taken into account in determining whether there has been an Intervening Event; (4) results from a breach of this Agreement by Parent; (5) any changes in GAAP or other accounting standards or changes in, or changes proposed by a federal or state legislative body to, any applicable Laws (or the enforcement or interpretation of any of the foregoing), including the adoption, implementation, repeal, modification, reinterpretation or proposal thereof, or any action taken for the purpose of complying with GAAP or any applicable Law; (6) any changes in general economic conditions anywhere in the world, or changes in conditions in the global, domestic, international or regional economy generally; (7) any changes in conditions in the financial markets, credit markets or capital markets anywhere in the world, including (A) changes in interest rates; (B) changes in exchange rates for the currencies of any country or cryptocurrencies or other digital currencies or virtual currencies; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market or trading in cryptocurrencies, digital currencies or virtual currencies; or (8) any changes in regulatory, legislative or political conditions anywhere in the world (including the legal or regulatory framework(s) governing cryptocurrencies, digital currencies, or virtual currencies), except in the case of the foregoing clauses (5) through (8), to the extent that such Effect has had or would reasonably be expected to have a disproportionate effect on the applicable Person, relative to other similarly situated companies operating in the industries and jurisdictions in which it conducts business, in which case only the incremental disproportionate impact may be taken into account in determining whether there has been an Intervening Event.

(tt) “Investor Questionnaire” means Parent’s customary Investor Suitability Questionnaire.

(uu) “IRS” means the United States Internal Revenue Service, or any successor agency thereto.

(vv) “Knowledge” of (i) Parent or Buyer, with respect to any matter in question, means the knowledge, after reasonable due inquiry, of the individuals listed in Section 1.1(vv) of the Parent Disclosure Letter and (ii) the Company, with respect to any matter in question, means the knowledge, after reasonable due inquiry of the individuals listed in Section 1.1(vv) of the Company and Seller Disclosure Letter; provided, however, that, with respect to matters related to Intellectual Property Rights, such reasonable due inquiry does not require the performance or obtaining of any clearance searches, freedom to operate searches or analyses, or other legal opinions, or otherwise the conducting of any similar investigations with respect to any third party Intellectual Property Rights.

(ww) “Law” means any federal, national, state, county, municipal, provincial, local, foreign or multinational, statute, constitution, common law, ordinance, code, decree, order, judgment, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority and any award, order or decision of an arbitrator or arbitration panel with binding and enforceable jurisdiction over the parties and subject matter of the dispute.

(xx) “Legal Proceeding” means any claim, action, charge, lawsuit, litigation, arbitration, investigation or other similar legal proceeding brought by or pending before any Governmental Authority, arbitrator, mediator or other tribunal.

(yy) “Lien” means any lien, pledge, charge, claim, mortgage, security interest or other encumbrance of any kind or character whatsoever.

(zz) “NYSE” means The New York Stock Exchange.

(aaa) “Open Source License” means a license that complies with the “Open Source Definition” of the Open Source Initiative (www.opensource.org), including, for example, the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), and Creative Commons License.

(bbb) “Order” means any order, judgment, judicial decision, decree (including any consent decree or similar agreed order or judgment), injunction, ruling, award, settlement, stipulation, writ or verdict, whether civil, criminal or administrative, in each case, that is entered, issued or rendered by any Governmental Authority (whether temporary, preliminary or permanent).

(ccc) “Organizational Documents” means the certificate of incorporation, bylaws, certificate of formation, partnership agreement, limited liability company agreement, memorandum and articles of association, and all other similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation or organization of a Person.

(ddd) “Parent Acquisition Proposal” means any offer, proposal or indication of interest from a third party to engage in a Parent Acquisition Transaction.

(eee) “Parent Acquisition Transaction” means any transaction or series of related transactions (other than the Share Purchase) involving:

(i) any direct or indirect purchase or other acquisition by any Person or Group (other than the Company Group), of shares of Parent Capital Stock or securities convertible into, or exchangeable for, Parent Capital Stock or any other securities of Parent, in each case, representing more than 50% of the outstanding Parent Capital Stock or voting power of Parent after giving effect to the consummation of such purchase or other acquisition, including pursuant to a tender offer or exchange offer by any Person or Group that, if consummated in accordance with its terms, would result in such Person or Group beneficially owning more than 50% of the outstanding Parent Capital Stock or voting power of Parent or securities convertible into, or exchangeable for, more than 50% of the outstanding Parent Capital Stock or voting power of Parent after giving effect to the consummation of such tender or exchange offer;

(ii) any direct or indirect purchase or other acquisition by any Person or Group (other than the Company or any of its Subsidiaries, or any Group that includes the Company or any of its Subsidiaries), of more than 50% of the consolidated assets of Parent and its Subsidiaries taken as a whole (measured by the fair market value thereof as of the date of such purchase or acquisition); or

(iii) any merger, consolidation, business combination, joint venture, partnership, share exchange, recapitalization, reorganization, liquidation, dissolution or other transaction involving Parent or any of its Subsidiaries whose business accounts for more than 50% of the revenue or consolidated assets of Parent and its Subsidiaries, taken as a whole, pursuant to which any Person or Group or equityholders of any such Person or Group (other than the Company or any of its Subsidiaries, or any Group that includes the Company or any of its Subsidiaries, or the equityholders of Parent prior to the consummation of such transaction), would hold shares of Parent Capital Stock representing more than 50% of the outstanding Parent Capital Stock or voting power of Parent or securities convertible into, or exchangeable for, more than 50% of the outstanding Parent Capital Stock or voting power of Parent (or the surviving corporation) after giving effect to the consummation of such transaction.

(fff) “Parent Capital Stock” means the Parent Common Stock and the Parent Preferred Stock.

(ggg) “Parent Class A Common Stock” means the Class A Common Stock, par value $0.0001 per share, of Parent.

(hhh) “Parent Class V Common Stock” means the Class V Common Stock, par value $0.0001 per share, of Parent.

(iii) “Parent Common Stock” means the Parent Class A Common Stock and the Parent Class V Common Stock.

(jjj) “Parent Data” means any personal or sensitive data or information Processed by or for Parent.

(kkk) “Parent Equity Plan” means Parent’s 2021 Omnibus Incentive Plan, as may be amended or restated from time to time and, in each case, the outstanding award agreements thereunder.

(lll) “Parent Material Adverse Effect” means any Effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, operations or financial condition of Parent and its Subsidiaries (including Buyer), taken as a whole; provided, that none of the following, and no Effects arising out of or resulting from the following (in each case, by themselves or when aggregated), will be deemed to be or constitute a Parent Material Adverse Effect or will be taken into account when determining whether there has been or would reasonably be expected to occur a Parent Material Adverse Effect:

(i) changes in general economic conditions anywhere in the world, or changes in conditions in the global, domestic, international or regional economy generally;

(ii) changes in conditions in the financial markets, credit markets or capital markets anywhere in the world, including (A) changes in interest rates or Parent’s credit rating; (B) changes in exchange rates for the currencies of any country or cryptocurrencies or other digital currencies or virtual currencies; or (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market or trading in cryptocurrencies, digital currencies or virtual currencies;

(iii) changes in conditions that are generally applicable in the industries in which Parent and its Subsidiaries conduct business;

(iv) changes in regulatory, legislative or political conditions anywhere in the world (including the legal or regulatory framework(s) governing cryptocurrencies, digital currencies, or virtual currencies and including anti-dumping actions, international tariffs, sanctions, governmental shutdowns, trade policies or disputes or any “trade war” or similar actions), civil unrest, protests and public demonstrations, any government responses thereto (e.g., curfews) and any escalation or worsening thereof;

(v) any geopolitical conditions, outbreak of hostilities, acts of war (whether or not declared), sabotage, cyber-attack, cyberterrorism, terrorism or military actions (including any escalation or general worsening of any such hostilities, acts of war, sabotage, cyber-attack, cyberterrorism, terrorism or military actions) anywhere in the world;

(vi) earthquakes, volcanic activity, hurricanes, tsunamis, tornadoes, floods, mudslides, wildfires or other natural disasters, weather conditions and other similar force majeure events anywhere in the world (or escalation or worsening of any such events or occurrences, including, in each case, the response of Governmental Authorities);

(vii) any epidemic, pandemic or disease outbreak, or any Law, mandate, directive, pronouncement or guideline issued by a Governmental Authority, the Centers for Disease Control and Prevention or the World Health Organization providing for business closures, “sheltering-in-place,” curfews or other similar restrictions in connection with or in response to an epidemic, pandemic or disease outbreak or any change in such Law, mandate, directive, pronouncement or guideline or any material worsening of such conditions;

(viii) announcement of this Agreement or the pendency of the Transaction, including the impact thereof on the relationships, contractual or otherwise, of Parent and its Subsidiaries with employees, suppliers, customers, partners, vendors or any other third Person; provided, however, that this clause (viii) shall be inapplicable with respect to any representation or warranty explicitly intended to address the consequences of the execution, delivery or performance of this Agreement or the consummation of the Transaction;

(ix) the compliance by any Party with the terms of this Agreement, or the exercise of any Party’s rights under this Agreement, including any action taken or refrained from being taken as required pursuant to or in accordance with this Agreement;

(x) any action taken or refrained from being taken, in each case to which the Company has expressly approved, consented to or requested in writing following the date of this Agreement;

(xi) inflation or any changes in the rate of increase or decrease of inflation;

(xii) changes in GAAP or other accounting standards or changes in, or changes proposed by a federal or state legislative body to, any applicable Laws (or the enforcement or interpretation of any of the foregoing), including the adoption, implementation, repeal, modification, reinterpretation or proposal thereof, or any action taken for the purpose of complying with GAAP or any applicable Law;

(xiii) changes in the price or trading volume of the Parent Class A Common Stock, in and of itself (it being understood that the underlying cause of such change may be taken into consideration when determining whether a Parent Material Adverse Effect has occurred, unless such change would otherwise be excepted from this definition by another exception herein);

(xiv) any failure by Parent and its Subsidiaries to (A) meet any public estimates or expectations of Parent’s revenue, earnings or other financial performance or results of operations for any period; or (B) meet any internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the underlying cause of any such failure may be taken into consideration when determining whether a Parent Material Adverse Effect has occurred, unless such failure would otherwise be excepted from this definition by another exception herein); or

(xv) any Transaction Litigation; provided, however, that this clause (xv) shall be inapplicable with respect to any representation or warranty explicitly intended to address the consequences of the execution, delivery or performance of this Agreement or the consummation of the Transaction;

except, in case of each of clauses (i) through (vii), (xi), (xii), and (xiv) to the extent that such Effect has had or would reasonably be expected to have a disproportionate adverse effect on Parent and its Subsidiaries, taken as a whole, relative to other similarly situated companies operating in the industries and jurisdictions in which Parent and its Subsidiaries conduct business, in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Parent Material Adverse Effect has or would reasonably be expected to have occurred.

(mmm) “Parent Preferred Stock” means the preferred stock, par value $0.0001 per share, of Parent.

(nnn) “Parent PSUs” means restricted stock units of Parent (including “Performance Shares” within the meaning of the Parent Equity Plan) granted pursuant to the Parent Equity Plan and that were granted with vesting conditioned in whole or in part on the satisfaction of performance criteria (whether in addition to continued employment or other service or otherwise).

(ooo) “Parent RSUs” means restricted stock units of Parent granted pursuant to the Parent Equity Plan and that were granted without vesting conditioned in any part on the satisfaction of performance criteria other than continued employment or other service.

(ppp) “Parent Stockholders” means the holders of shares of Parent Capital Stock.

(qqq) “Parent Superior Proposal” means any bona fide written Parent Acquisition Proposal on terms that the Parent Board (or a committee thereof) has determined in good faith (after consultation with its financial advisor and outside legal counsel and in accordance with this Agreement) would be more favorable, from a financial point of view, to Parent Stockholders (solely in their capacity as such) than the Transaction (taking into account (i) those factors and matters deemed relevant in good faith by the Parent Board (or a committee thereof) which factors will include: the (A) identity of the Person making the proposal; (B) likelihood of consummation of the transaction contemplated by such Parent Acquisition Proposal; (C) legal, financial (including the financing terms), regulatory, timing and other aspects of such Parent Acquisition Proposal; and (D) if financing is required to consummate the transaction contemplated by such Parent Superior Proposal, that such financing is fully committed pursuant to one or more definitive agreements) and (ii) any binding proposal made by the Company to amend or modify the terms and conditions of this Agreement prior to the time of such determination; provided, however, that all references to “50%” in the definition of “Parent Acquisition Transaction” shall instead refer to “80%”.

(rrr) “Parent Warrant” means all warrants to purchase Parent Class A Common Stock.

(sss) “Permitted Liens” means any of the following: (i) liens for Taxes, assessments and governmental charges or levies not yet delinquent or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP; (ii) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s or other liens or security interests arising in the ordinary course of business that are not yet due or that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP; (iii) leases, subleases and licenses (other than capital leases, leases underlying sale and leaseback transactions and licenses of Intellectual Property Rights); (iv) pledges or deposits to secure obligations pursuant to workers’ compensation Law or similar legislation or to secure public or statutory obligations; (v) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (vi) any licenses, covenants not to sue or similar rights under Intellectual Property Rights; (vii) statutory or common Law liens securing payments not yet due of landlords unless caused by Parent or the Company (as applicable) or any of their respective Subsidiaries; (viii) in the case of Parent, liens the existence of which are disclosed in the notes to the consolidated financial statements of Parent included in the Parent SEC Reports; and (ix) in the case of Parent, liens arising from Parent’s commercial purchasing card facility, disclosed in the notes to the consolidated financial statements of the Company and included in the Parent SEC Reports.

(ttt) “Person” means any individual, corporation (including any non-profit corporation), limited liability company, joint stock company, general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, firm, Governmental Authority or other enterprise, association, organization or entity.

(uuu) “Process” means, with respect to any data or set of data, any operation or set of operations performed thereon, whether or not by automated means, including access, adaptation, alignment, alteration, collection, combination, compilation, consultation, creation, derivation, destruction, disclosure, disposal, dissemination, erasure, interception, maintenance, making available, organization, recording, restriction, retention, retrieval, storage, structuring, transmission, and use, and security measures with respect thereto.

(vvv) “Registered Intellectual Property” means all United States, international and foreign (i) Patents and Patent applications (including provisional applications); (ii) registered Marks and applications to register Marks (including intent-to-use applications, or other registrations or applications related to Marks); (iii) registered Copyrights and applications for Copyright registration; in each case of (i) through (iii), with any Governmental Authority; and (iv) internet domain names registered with an internet domain name registrar.

(www) “Regulatory Approvals” means any Governmental Authorizations or other notice of non-action or other determination not to object to the Closing under Antitrust Laws or Financial Regulatory Laws (including, with respect to any Money Services Letter, the deemed authorization thereof if the applicable Money Services Regulator does not request or require additional information within 60 days after submission), in each case required in connection with the Share Purchase or the other transactions contemplated by this Agreement, including the Governmental Authorizations with respect to the Financial Regulatory Laws set forth on Schedule 8.1(d).

(xxx) “Related Agreements” means the Restrictive Covenant Agreement, the Registration Rights Agreement, the Voting and Support Agreement and all other agreements and certificates entered into or otherwise delivered by on behalf of the Parties in connection with the transactions contemplated herein.

(yyy) “Representatives” means, with respect to any Person, such Person’s directors, officers, employees, consultants, investment bankers, attorneys, agents, advisors and other representatives.

(zzz) “Required Parent Stockholder Approval” means (i) the Share Subscription Approval and (ii) the Share Purchase Approval.

(aaaa) “Required Parent Voting Proposals” means the proposals to approve the (i) Share Subscription and (ii) Share Purchase.

(bbbb) “Sanctioned Jurisdiction” means, at any time, a country or territory that is itself the subject or target of applicable Sanctions (at the time of this Agreement, Iran, Cuba, Syria, North Korea, Russia, Belarus, the Crimea region of Ukraine and the so-called Donetsk, Luhansk People’s Republic, Kherson, and Zaporizhzhia regions of Ukraine).

(cccc) “Sanctioned Person” means any Person: (a) designated on any applicable Sanctions-related list of sanctioned Persons maintained by any applicable Sanctions Authority; (b) any Person located, organized, or ordinarily resident in a Sanctioned Jurisdiction; or (c) any Person directly or indirectly owned or controlled by (in accordance with the relevant definitions under Sanctions) any Person or Persons described in the foregoing clauses (a) or (b).

(dddd) “Sanctions” means the applicable economic, trade or financial sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced from time to time by any applicable Sanctions Authority.

(eeee) “Sanctions Authority” means the United States government (including, but not limited to, the U.S. Department of the Treasury’s Office of Foreign Assets Control and the U.S. Department of State); the United Nations Security Council; the European Union and any of its member states; and the UK Government (including, but not limited to, His Majesty’s Treasury).

(ffff) “SEC” means the United States Securities and Exchange Commission or any successor thereto.

(gggg) “Securities Act” means the Securities Act of 1933.

(hhhh) “Seller Loan Amount” means any Closing Indebtedness payable to Seller or any of its Affiliates by any member of the Company Group.

(iiii) “Share Purchase Approval” means the vote or approval of the Share Purchase by the holders of the majority of the voting power of the outstanding shares of Parent Capital Stock present in person or represented by proxy at the Parent Stockholder Meeting and entitled to vote on the subject matter, unless the Special Committee determines otherwise.

(jjjj) “Share Subscription Approval” means the vote or approval of the Share Subscription by the holders of the majority of the voting power of the outstanding shares of Parent Capital Stock present in person or represented by proxy at the Parent Stockholder Meeting and entitled to vote on the subject matter, unless the Special Committee determines otherwise.

(kkkk) “Software” means any and all computer programs, including all software implementations of algorithms, models and methodologies, whether in source code (human readable format) or object code (machine readable format) or other format and including executables, libraries and other components thereof and all documentation related to the foregoing.

(llll) “Standard Inbound Licenses” means Contracts: (A) for third-party Technology or Intellectual Property Rights licensed to the Company or any of its Subsidiaries on a non-exclusive basis for commercially available software or services; (B) that are Open Source Licenses; (C) that are non-disclosure agreements not containing an express license to any Technology or Intellectual Property Rights; (D) that grant non-exclusive rights under any Intellectual Property Rights or to use Technology that are granted incidental to the primary purpose of such Contracts; (E) containing non-exclusive trademark or feedback licenses, in each case solely that are incidental to the primary purpose of such Contract; or (F) that are employment or contractor agreements on the Company’s standard form for such agreements which have been made available.

(mmmm) “Standard Outbound Licenses” means with respect to either Parent or the Company, as applicable, Contracts entered into in the ordinary course of business: (A) granting non-exclusive licenses to customers substantially on the Company’s or Parent’s, as applicable, standard form for such Contracts; (B) containing non-exclusive licenses to vendors and service providers for the sole purpose of providing the applicable services to the Company or Parent, as applicable, or any of their respective Subsidiaries; (C) that are non-disclosure agreements not containing an express license to any Technology; and (D) containing non-exclusive trademark or feedback licenses, in each case solely that are incidental to the primary purpose of such Contract.

(nnnn) “Subsidiary” means, with respect to any Person, any other Person (other than a natural Person) of which securities or other ownership interests (i) having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) representing more than 50% of such securities or ownership interests, in each case, are at the time directly or indirectly owned by such first Person. For the avoidance of doubt, Parent shall not be considered a Subsidiary of any Person.

(oooo) “Tax” means any U.S. federal, state and local and non-U.S. taxes, assessments, fees, levies, customs, imposts, duties or other similar assessments or charges in the nature of a tax (including taxes based upon or measured by gross receipts, income, capital, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, inventory, capital stock, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, premium, license, recording, environmental escheat, abandoned or unclaimed property, real or personal property and estimated taxes, alternative or add-on minimum taxes, customs duty or other taxes) imposed by any Governmental Authority, together with any interest, penalties, fines or additions to tax imposed thereon.

(pppp) “Tax Return” means any return, declaration, report, statement, certificate, form, election, claim for refund, estimate or information return or similar filing filed or required to be filed with a Governmental Authority with respect to Taxes, including any schedule, supplement and additional or supporting material or attachment thereto, and including any amendment thereof.

(qqqq) “Technology” means tangible embodiments of Intellectual Property Rights, including all technology, techniques, processes, designs, design rules, inventions (whether or not patented or patentable), plans, discoveries, ideas, concepts, methods, specifications, communication protocols, algorithms, routines, logic information, register-transfer levels, netlists, verilog files, simulations, emulation and simulation reports, test vectors and procedures, protocols, works of authorship, mask works, Software, files, information, documentation, data, technical databases, firmware, devices and hardware and other scientific or technical information or materials, in each case, in whatever tangible form embodying Intellectual Property Rights, but in all cases excluding the Intellectual Property Rights themselves.

(rrrr) “Termination Fee” means $4,815,000.

(ssss) “Transaction Expenses” means all costs, fees, and expenses incurred or accrued, due, or payable by the Company Group or Seller (including those triggered by the Closing) in connection with the Transaction or any related matters. Transaction Expenses shall be expressed in USD determined by multiplying any non-USD currency components by the Closing Exchange Rate.

(tttt) “Transaction Litigation” means any Legal Proceeding commenced or threatened in writing against a Party or any of its Subsidiaries or Affiliates (or their respective directors or officers) or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Transaction, other than any Legal Proceedings among the Parties related to this Agreement.

(uuuu) “Treasury Regulations” means the United States Treasury Regulations promulgated under the Code.

(vvvv) “United States” and “U.S.” mean the United States of America.

(wwww) “WARN” means the United States Worker Adjustment and Retraining Notification Act or any similar state, local or foreign law requiring advanced notice to employees or government agencies in the event of a plant closing or mass layoff.

1.2 Index of Defined Terms. In addition to the foregoing terms, the following capitalized terms have the respective meanings given to them in the respective Sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
Adjustment Share Number	Section 2.3(a)
Agreement	Preamble
Allocation	Section 7.9(b)
Buyer	Preamble
Buyer Designee	Section 2.1
Closing	Section 2.2
Closing Date	Section 2.2
Collective Bargaining Agreement	Section 3.18(c)
Company	Preamble
Company and Seller Disclosure Letter	Article III
Company Articles	Section 3.1(b)
Company Balance Sheet	Section 3.8
Company Beneficial Owners	Recitals
Company Board	Recitals
Company Facilities	Section 3.13(a)
Company Financial Statements	Section 3.8
Company Foreign Plan	Section 3.17(j)
Company Governmental Applications	Section 3.23(b)
Company Leases	Section 3.13(a)
Company Material Contract	Section 3.12(a)
Company Material Governmental Authorizations	Section 3.23(b)
Company Securities	Section 3.6(d)
Company Share Number	Section 2.3(b)
Company Software	Section 3.15(e)
Company Systems	Section 3.15(m)
Company Technology	Section 3.15(f)
Confidentiality Agreement	Section 10.4
Consideration	Section 2.3
Consideration Shares	Section 2.3(c)
Continuing Employee	Section 7.10(a)
Copyrights	Section 1.1(rr)
Designated Individual	Section 10.14
DPA	Section 3.28
Electronic Delivery	Section 10.13

Eligible Subsidiaries	Section 7.9(a)
Enforceability Exceptions	Section 3.2
Exchange Ratio	Section 2.3
FINRA	Section 4.4
Intended Tax Treatment	Section 7.9(a)
Joinder Agreement	Recitals
Marks	Section 1.1(rr)
Money Services Application	Section 7.2(f)
Money Services Letter	Section 7.2(f)
Money Services Regulator	Section 7.2(f)
Multiemployer Plan	Section 3.17(b)
Open Source Definition	Section 1.1(aaa)
Other Required Parent Filing	Section 7.3(c)
Outbound Investment Rules	Section 3.29
Parent	Preamble
Parent Board	Recitals
Parent Board Recommendation	Recitals
Parent Board Recommendation Change	Section 6.4
Parent Disclosure Letter	Article IV
Parent Financial Statements	Section 4.10
Parent Governmental Applications	Section 4.18(b)
Parent Material Governmental Authorizations	Section 4.18(b)
Parent SEC Reports	Section 4.9
Parent Share Price	Section 2.3(e)
Parent Share Number	Section 2.3(d)
Parent Stockholder Meeting	Section 7.4(a)
Parties	Preamble
Party	Preamble
Patents	Section 1.1(rr)
Pre-Closing Statement	Section 2.5
Proxy Statement	Section 7.3(a)
Proxy Statement Clearance Date	Section 7.3(a)
Registered Entity	Section 7.2(f)
Registration Rights Agreement	Recitals
Relevant Matters	Section 10.9
Restraint	Section 8.1(c)
Restrictive Covenant Agreement	Recitals
Security Incident	Section 3.15(o)
Seller	Preamble
Seller Allocation Percentage	Section 2.3(f)
Seller Employment Agreement	Section 7.14
Share Allocation Schedule	Section 2.6(a)
Share Purchase	Recitals
Share Purchase and Custody Agreements	Recitals
Share Subscription	Recitals
Special Committee	Recitals
Specified Date	Section 9.1(c)
Specified Financial Regulatory Authorizations	Section 8.1(d)
Termination Date	Section 9.1(c)
Top-up Consideration	Section 2.4
Trade Secrets	Section 1.1(rr)
Transaction	Recitals
U.S. Entity Classification Election	Section 7.9(a)

1.3 Certain Interpretations.

(a) When a reference is made in this Agreement to an Article or a Section, such reference is to an Article or a Section of this Agreement unless otherwise indicated.

(b) When used herein, (i) the words “hereof,” “herein,” “hereto” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; and (ii) the words “include,” “includes” and “including” will be deemed in each case to be followed by the words “without limitation.”

(c) Unless the context otherwise requires or it is clearly described as such, the words “neither,” “nor,” “any,” “either” and “or” are not exclusive.

(d) The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.”

(e) The phrase “ordinary course of business” means an action taken, or omitted to be taken, in the ordinary course of business of the applicable Party and its Subsidiaries.

(f) When used in this Agreement, references to “$” or “dollars” are references to U.S. dollars. All amounts in this Agreement will be paid in dollars, and if any amounts, costs, fees or expenses incurred by any Party pursuant to this Agreement are denominated in a currency other than dollars, to the extent applicable, the dollar equivalent for such costs, fees and expenses will be determined by converting such other currency to dollars at the foreign exchange rates published by Bloomberg or, if not reported thereby, another authoritative source reasonably determined jointly by Parent and Seller, in effect at the time that such amount, cost, fee or expense is incurred. If the resulting conversion yields a number that extends beyond two decimal points, it will be rounded to the nearest penny.

(g) The meaning assigned to each capitalized term defined and used in this Agreement is equally applicable to both the singular and the plural forms of such term, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning.

(h) When reference is made to any Party or party to any other agreement or document, such reference includes such Party’s or party’s successors and permitted assigns. References to any Person include the successors and permitted assigns of that Person.

(i) Unless the context otherwise requires, all references in this Agreement to the Subsidiaries of a Person will be deemed to include all direct and indirect Subsidiaries of such Person.

(j) Unless the context otherwise requires, any definition of or reference to any Law or any provision of any Law herein shall be construed as referring to such Law as from time to time amended, supplemented, or modified, including by succession of comparable successor Laws and references to the rules and regulations promulgated thereunder or pursuant thereto.

(k) A reference to any specific legislation or to any provision of any legislation includes any amendment to, and any modification, re-enactment or successor thereof, any legislative provision substituted therefor and all rules, regulations and statutory instruments issued thereunder or pursuant thereto, except that, for purposes of any representations and warranties in this Agreement that are made as a specific date, references to any specific legislation will be deemed to refer to such legislation or provision (and all rules, regulations, statutory instruments and applicable guidance, guidelines, bulletins or policies issued or made in connection therewith by a Governmental Authority) as of such date.

(l) References to any agreement or Contract are to that agreement or Contract as amended, modified or supplemented (including by waiver or consent) from time to time in accordance with the terms hereof and thereof and all schedules and exhibits thereto.

(m) Except where otherwise expressly stated, all accounting terms used herein will be interpreted, and all accounting determinations hereunder will be made, in accordance with GAAP.

(n) The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and will not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(o) The measure of a period of one month or year for purposes of this Agreement will be the date of the following month or year corresponding to the starting date. If no corresponding date exists, then the end date of such period being measured will be the next actual date of the following month or year (for example, one month following February 18 is March 18 and one month following March 31 is May 1).

(p) The Parties agree that they have been represented by legal counsel during the negotiation, execution and delivery of this Agreement and therefore waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

(q) Documents or other information or materials will be deemed to have been “made available” by the Company if such documents, information or materials have been posted to a virtual data room at Docsend prior to the execution and delivery of this Agreement.

(r) Nothing contained in Article IV or Article III may be construed as a covenant under the terms of this Agreement, other than the acknowledgments and agreements set forth in Section 4.19 and Section 3.32 to the extent necessary to give full effect to the acknowledgments and agreements set forth therein.

(s) All references to time shall refer to New York City time unless otherwise specified. For purposes of this Agreement, the expiration of a Business Day shall be deemed to have occurred one minute following 11:59 p.m. New York City Time on such date.

ARTICLE II

SALE AND PURCHASE

2.1 Sale and Purchase. At the Closing, Seller shall sell, transfer, convey and deliver with full title guarantee and full legal beneficial title all Company Shares to Buyer (or its designee (“Buyer Designee”); provided, that Buyer Designee shall be a Subsidiary of Parent; provided, further, that Parent or Buyer shall provide prior written notice to the Company of the identity of Buyer Designee at least 3 Business Days in advance of Closing, and the Company’s approval of the Buyer Designee shall be required in writing (which consent shall not be unreasonably withheld or delayed)) free and clear of all Liens, and Buyer (or Buyer Designee) shall purchase such Company Shares from Seller, on the terms and subject to the conditions set forth in this Agreement, for the consideration set forth in, and to be paid in accordance with, Section 2.3. In the event that Buyer designates a Buyer Designee, such Buyer Designee shall replace Buyer for purposes of this Agreement and all Related Agreements.

2.2 Closing. Unless this Agreement is validly terminated pursuant to Section 9.1, the Share Purchase shall be consummated at a closing (the “Closing”) within 3 Business Days following satisfaction or waiver (if permissible hereunder) of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver (if permissible hereunder) of those conditions at the Closing) via the electronic exchange of signatures, unless another time or place is mutually agreed upon in writing by Buyer and the Company. The date upon which the Closing actually occurs shall be referred to herein as the “Closing Date.”

2.3 Consideration. At the Closing, in consideration for the sale of Company Shares pursuant to Section 2.1, Seller shall be entitled, with respect to each Company Share sold to Buyer pursuant to this Agreement, to a number of shares of Parent Class A Common Stock equal to the Exchange Ratio (the “Consideration”). For purposes of this Agreement, “Exchange Ratio” means the quotient obtained by dividing (i) the number of Consideration Shares by (ii) the Company Share Number, in which:

(a) “Adjustment Share Number” means the quotient determined by dividing (1) the sum of (A) Closing Indebtedness (including the Seller Loan Amount) plus (B) Transaction Expenses in excess of $1,500,000 by (2) the Parent Share Price.

(b) “Company Share Number” means the sum of (1) the aggregate number of Company Shares issued and outstanding immediately prior to the Closing, plus (2) the aggregate number of Company Shares issuable upon full exercise or conversion of any options, warrants, or other convertible or derivative securities that are outstanding immediately prior to the Closing, on an as converted to ordinary shares basis, plus (3) the aggregate number of Company Shares issuable in respect of any promises or commitments to issue or grant Company Share or any options, warrants, or other convertible or derivative securities that have not been fulfilled as of immediately prior to the Closing.

(c) “Consideration Shares” means (1) the product determined by multiplying (A) the Parent Share Number by (B) the Seller Allocation Percentage, minus (2) the Adjustment Share Number.

(d) “Parent Share Number ” means the sum of (1) the total number of shares of Parent Class A Common Stock that are issued and outstanding immediately prior to the Closing, plus (2) the aggregate number of shares of Parent Capital Stock issuable upon full exercise or conversion of any options, warrants, or other convertible derivative securities, other than the Parent Warrants, that are outstanding immediately prior to the Closing, on an as converted basis.

(e) “Parent Share Price” means the average of the daily volume weighted average prices as reported on Bloomberg, or if not available on Bloomberg, as reported by Morningstar, rounded to the nearest $0.01, of a share of Parent Class A Common Stock listed on The New York Stock Exchange, measured over the 20 consecutive trading day period ending on and including the day immediately prior to the Closing Date, subject to appropriate adjustment in the event of any stock splits and combinations of shares, recapitalizations or the like.

(f) “Seller Allocation Percentage” means 31.5%.

For the avoidance of doubt and for illustrative purposes only, a sample Exchange Ratio calculation is attached hereto as Annex A.

2.4 Top-up Consideration. If, following the Closing, Parent issues shares of Parent Class A Common Stock to any holder of Parent Warrants that are outstanding as of the date of this Agreement in respect of the exercise of such Parent Warrants, no later than 5 Business Days after such issuance, as additional consideration for the Share Purchase, Parent shall issue such number of shares of Parent Class A Common Stock to Seller equal to the product of (a) the Seller Allocation Percentage multiplied by the number of shares of Parent Class A Common Stock issued pursuant to such Parent Warrants (the “Top-up Consideration”), subject to the terms and conditions in this Agreement. Any portion of the Top-up Consideration payable pursuant to this Section 2.4 in respect of the Company Shares (if any) does not constitute compensation for services, but rather constitutes part of the consideration payable to Seller in connection with the Share Purchase (including, but not limited to, for applicable Tax purposes), and shall be subject to the other terms and conditions set forth in this Agreement, including the deductions or withholdings referenced in Section 2.7.

2.5 Pre-Closing Statement. At least 10 Business Days before the Closing Date, the Company shall prepare and deliver to Buyer a preliminary statement setting forth in reasonable detail the Company’s good faith calculation of the Adjustment Share Number (including all components thereof, the “Pre-Closing Statement”) and accompanied by documentation satisfactory to Buyer (acting reasonably) in support of the information set forth therein. The Company shall consider in good faith any of Buyer’s reasonable comments to the Pre-Closing Statement and the figures and calculations set forth thereon and provide any additional supporting documentation reasonably requested by Buyer. At least 3 Business Days prior to the Closing Date, the Company shall deliver to Buyer a final copy of the preliminary Pre-Closing Statement, incorporating any such reasonable comments from Buyer that the Company, in its reasonable discretion, determines to incorporate, accompanied by documentation satisfactory to Buyer (acting reasonably) in support of the information set forth therein, setting forth in reasonable detail the Company’s final good faith calculation of the Adjustment Share Number (including all components thereof) (including all components thereof), accompanied by documentation satisfactory to Buyer (acting reasonably) in support of the information set forth therein.

2.6 Payment Procedures.

(a) Issuance of Consideration. At Closing, Parent shall initiate or cause to be initiated the delivery to Seller of the aggregate number of shares of Parent Class A Common Stock issuable to Seller at the Closing pursuant to Section 2.3, allocated among Seller and the Company Beneficial Owners as set forth on Schedule 2.6, which Seller may update by written notice to Parent no later than 2 Business Days prior to the Closing (the “Share Allocation Schedule”). The Share Allocation Schedule shall set forth the percentage of the Parent Class A Common Stock issuable to Seller at the Closing, to be delivered to each of Seller and the Company Beneficial Owners and such other details as may be reasonably necessary to effect such delivery.

(b) Rounding. Notwithstanding anything to the contrary in this Agreement, the aggregate amount of shares of Parent Class A Common Stock to be issued, issuable, or distributed at any particular time to Seller in accordance with this Agreement shall be rounded to the nearest whole share. Seller shall not receive any consideration in respect of such rounding contemplated by the foregoing clause.

(c) No Other Consideration. The Consideration Shares and any Top-Up Consideration shall be the only consideration issued by Parent to Seller, any Company Beneficial Owner or any other Person pursuant to this Agreement. No inaccuracies in the Company’s capitalization, including inaccuracies in the Company Share Number or the identity of any Company Beneficial Owner or any other Person purporting to by a securityholder of the Company shall change the number of Consideration Shares and Parent shall have no obligation to issue or pay any additional consideration pursuant to this Agreement. Seller or the Company Beneficial Owners shall be solely responsible for, and none of Parent, Buyer or the

Company shall have any liability with respect to, any Taxes, including any withholding requirements, resulting from (i) any transfer of Company Shares prior to the Closing, whether by the Company or a holder of Company Shares to any other Person, or (ii) any transfer of the Consideration Shares following the Closing. Notwithstanding anything herein to the contrary, the provisions of this Section 2.6(c) shall survive the Closing.

2.7 Withholding Rights. Parent, Buyer, and the Company shall be entitled to deduct and withhold from any amounts payable or otherwise deliverable pursuant to this Agreement to Seller and any other recipient of payments hereunder such amounts as it reasonably determines that it is required to deduct and withhold with respect to the making of such payment under the Code, or any other applicable provision of Law, including by reducing the number of shares of Parent Class A Common Stock issuable pursuant to this Agreement. Any such amounts so deducted or withheld shall be properly remitted to the appropriate Governmental Authority. To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction or withholding was made. At least 5 Business Days prior to the Closing, Parent or Buyer shall use commercially reasonable efforts to (a) notify Seller of any anticipated withholding reasonably in advance of the Closing, (b) consult with Seller in good faith to determine whether such deduction and withholding is required under applicable Tax Law and (c) cooperate with Seller in good faith to minimize the amount of any applicable withholding. Seller shall, and shall direct each Company Beneficial Owner to, provide Parent with a duly completed and executed IRS Form W-9 or Form W-8, as applicable, at the Closing; provided, that Parent’s sole recourse against the failure to provide such IRS Form W-9 or Form W-8 shall be to withhold Taxes in accordance with this Section 2.7 to the extent required by applicable provision of law.

2.8 Parent Class A Common Stock.

(a) The shares of Parent Class A Common Stock issuable pursuant to this Agreement are intended to be issued pursuant to one or more exemptions from registration under the Securities Act, including those under Regulation D or Regulation S of the Securities Act, and the exemption from qualification under applicable state securities Law. The Company, and following the Closing, Seller will reasonably assist Parent as may be necessary to comply with the securities and blue sky Laws relating to the transactions contemplated by this Agreement.

(b) Each book-entry entitlement representing Parent Class A Common Stock (or any other securities issued in respect of such shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event) issued or issuable to or held by Seller in accordance with the terms hereof shall bear the following legend (in addition to any other legends required by applicable Law or Parent’s Organizational Documents):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

2.9 Rights Not Transferable. The rights of Seller hereunder are personal in nature and, except with the written consent of Buyer, are non-transferable and non-assignable, except that each such Person shall be entitled to assign such Person’s rights by will, by the laws of intestacy or by other similar operation of law. Any attempted transfer of such right by any holder thereof (otherwise than as permitted by the immediately preceding sentence) shall be null and void.

2.10 Further Assurances. If at any time after the Closing, any further action is determined to be necessary or desirable to carry out the purposes of this Agreement or to vest Buyer with full right, title and possession to the Company Shares, the officers and directors of Parent, including Seller, will use reasonable efforts to take, or cause to be taken, all such necessary actions.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF COMPANY AND SELLER

With respect to any Section of this Article III, except as set forth in the corresponding section of the disclosure letter (subject to the terms of Section 10.12) delivered by the Company and Seller to Parent and Buyer on the date of this Agreement (the “Company and Seller Disclosure Letter”). The Company and Seller hereby jointly and severally represent and warrant to Parent and Buyer as follows:

3.1 Organization; Good Standing.

(a) The Company is duly organized, validly existing and in good standing (to the extent the applicable jurisdiction recognizes such concept) under the Laws of its jurisdiction of organization. The Company has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to have such power or authority has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company is duly qualified to do business and is in good standing (to the extent the applicable jurisdiction recognizes such concept) in each jurisdiction where the properties or assets owned, operated or leased by it or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

(b) The Company has made available to Parent true, correct and complete copies of its memorandum and articles of association (the “Company Articles”), each as amended to the date of this Agreement. The Company is not in violation of any of the provisions of the Company Articles.

(c) Section 3.1(c) of the Company and Seller Disclosure Letter lists the directors and officers of each member of the Company Group.

(d) Section 3.1(d) of the Company and Seller Disclosure Letter lists every jurisdiction in which the Company Group has employees or facilities.

3.2 Authority; Enforceability. The Company has the requisite corporate power and authority, and Seller has individual capacity, to: (a) execute and deliver this Agreement and any Related Agreements to which it or he is a party; (b) perform its or his covenants and obligations hereunder; and (c) consummate the Transaction. The execution and delivery of this Agreement and any Related Agreements to which the Company or Seller are a party by Company or Seller, as applicable, the performance by the Company or Seller of its or their covenants and obligations hereunder or under any Related Agreement to which the Company or Seller are a party and the consummation of the Transaction, have been duly authorized and approved by all necessary action on the part of the Company and consented to by the spouse (if any) of Seller, and no additional actions on the part of the Company or Seller are necessary to authorize the execution and delivery of this Agreement or the Related Agreements to which the Company or Seller are a party by the Company or Seller, the performance by the Company or Seller of its or his covenants and obligations hereunder or under any Related Agreement to which the Company or Seller are a party, and the consummation of the Transaction. This Agreement has been duly executed and delivered by the Company and Seller and, assuming the due authorization, execution and delivery by Parent and Buyer, constitutes a legal, valid and binding obligation of the Company and Seller, enforceable against the Company and Seller in accordance with its terms, except as such enforceability (A) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (B) is subject to general principles of equity (such exceptions in clauses (A) and (B), the “Enforceability Exceptions”).

3.3 Company Board Approval. The Company Board has approved the execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and other obligations hereunder, and the consummation of the Transaction upon the terms and conditions set forth herein.

3.4 Non-Contravention. The execution and delivery of this Agreement by the Company, the performance by the Company of its covenants and obligations hereunder, and the consummation of the Transaction: (a) do not violate or conflict with any provision of the Company Articles; (b) do not violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any Company Material Contract; (c) do not, assuming the Governmental Authorizations referred to in Section 3.5 and the Regulatory Approvals are made or obtained and, in the case of the consummation of the Transaction, violate or conflict with any Law applicable to the Company Group or by which any of their respective properties, assets, business or operations are bound; or (d) will not result in the creation of any lien (other than Permitted Liens) upon any of the properties, rights or assets of the Company Group or require the payment of any additional royalties or other fees, except in the case of each of clauses (b) and (c) for such violations, conflicts, breaches, defaults, terminations or accelerations that would not be material to the business of the Company Group, taken as a whole.

3.5 Requisite Governmental Approvals. No Governmental Authorization is required on the part of the Company Group in connection with: (a) the execution and delivery of this Agreement by the Company; (b) the performance by the Company of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transaction, except for (i) the Regulatory Approvals and (ii) such other Governmental Authorizations the failure of which to obtain has not had, and would not reasonably be expected to have, a Company Material Adverse Effect or materially delay or impair the consummation of the Share Purchase.

3.6 Company Capitalization.

(a) The authorized share capital of the Company consists of 130,600,000 Company Shares. As of the date of this Agreement, 117,686,113 Company Shares are issued and outstanding.

(b) All issued and outstanding Company Shares have been validly issued and are fully paid, nonassessable and free of any preemptive rights.

(c) Seller is the sole legal owner of all Company Shares, and the beneficial owner of all Company Shares, except for the Company Shares beneficially owned by the Company Beneficial Owners as set forth in Section 3.6(c) of the Company and Seller Disclosure Letter. Except as contemplated hereby or in the Organizational Documents of the Company, the Company Shares owned by Seller and the Company Beneficial Owners are not subject to any Liens or to any rights of first refusal of any kind, and Seller has not granted any rights to purchase such Company Shares to any other Person. Seller has the sole right to transfer the Company Shares (including those beneficially owned by the Company Beneficial Owners) to Buyer. At the Closing, Buyer or Buyer Designee will receive full legal and beneficial title to such Company Shares, free and clear of all Liens. Except as contemplated hereby or in the Organizational Documents of the Company, neither Seller nor any prior registered, direct or beneficial holder of such Company Shares, if any, has previously granted or agreed to grant any ongoing power of attorney in respect of such Company Shares or entered into any voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind as to such Company Shares, except for the rights of each Company Beneficial Owner under its respective Share Purchase and Custody Agreement. There are no outstanding loans from the Company Group to Seller.

(d) Company Securities. As of the date of this Agreement, there are: (i) no issued and outstanding shares of, or other equity or voting interest in, the Company; (ii) no outstanding securities of the Company convertible into or exchangeable or exercisable for shares of capital stock of, or other equity or voting interest in, the Company; (iii) no outstanding options, warrants, calls or other rights or binding arrangements to acquire from the Company, or that obligate the Company to issue, any shares of, or other equity or voting interest in, or any securities convertible into or exchangeable or exercisable for shares of, or other equity or voting interest in, the Company; (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security, or other similar Contract obligating the Company to issue any shares of, or other equity or voting interest (including any voting debt) in, the Company; and (v) no outstanding restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights of the Company that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of, or other securities or ownership interests in, the Company (the items in clauses (i), (ii), (iii), (iv) and (v), collectively, the “Company Securities”).

(e) Other Rights. Except as entered into following the date of this Agreement in compliance with (and to the extent specifically addressed by) Section 5.1 and Section 5.2, there are no (i) voting trusts, proxies or similar arrangements or understandings to which the Company Group is a party or by which the Company Group is bound with respect to the voting of any shares of, or other equity or voting interest in, the Company Group, except for those related to Company Beneficial Owners; or (ii) Contracts to which the Company Group is a party or by which it is bound (A) restricting the transfer by the Company of any shares of, or other equity or voting interest in, the Company Group, (B) granting any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to any of the Company Securities, (C) requiring registration of any of the Company Securities or (D) requiring the Company Group to make any payments based on the price or value of any of the Company Securities, except, in each case, pursuant to the Share Purchase and Custody Agreements. There are no accrued and unpaid dividends with respect to any outstanding Company Shares.

3.7 Subsidiaries.

(a) Section 3.7(a) of the Company and Seller Disclosure Letter sets forth a true, correct and complete list of the name, jurisdiction of organization, and schedule of equityholders of each of the Subsidiaries of the Company existing as of the date of this Agreement. Each of the Subsidiaries of the Company (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization and (ii) has the requisite corporate or similar power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties, rights and assets, except, in each case, as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. Each of the Subsidiaries of the Company is duly qualified to do business and is in good standing in each jurisdiction where the properties, or assets owned, operated or leased by it or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has made available to Parent true, correct and complete copies of the Organizational Documents for each of the Subsidiaries. None of the Subsidiaries of the Company is in violation of its Organizational Documents.

(b) Each of the Subsidiaries of the Company is wholly owned by the Company, directly or indirectly, free and clear of any liens and free of any other restrictions (including any restrictions on the right to vote, sell, transfer, pledge or otherwise dispose of such capital stock or other equity or voting interest), except for, in each case, Permitted Liens. The Company does not own, directly or indirectly, any capital stock or other equity interest of, or any other securities convertible or exchangeable into or exercisable for capital stock or other equity interest of, any Person other than the Subsidiaries of the Company. No Subsidiary of the Company owns any shares of capital stock in the Company or other Company Securities. The Company Group does not have any Contract pursuant to which it is obligated to make any investment (in the form of a loan, capital contribution or otherwise) in any Person (other than the Company with respect to its Subsidiaries).

(c) Except as issued following the date of this Agreement in compliance with (and to the extent specifically addressed by) Section 5.1 and Section 5.2, there are no outstanding (i) securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (ii) options, calls, subscriptions, warrants or other rights or arrangements to acquire from any Subsidiary of the Company, or that obligate any Subsidiary of the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for, shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company; (iii) obligations of any Subsidiary of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar Contract relating to any capital stock of, or other equity or voting interest (including any voting debt) in, such Subsidiary to any Person other than the Company or one of its Subsidiaries; or (iv) restricted shares, restricted share units, stock appreciation rights, performance shares, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock of, or other securities or ownership interests in, any Subsidiary of the Company.

(d) As of and following the Closing, neither Seller nor any of its Affiliates will own or otherwise retain any rights to any material asset that is necessary for the conduct of the Company Group’s business as of the date of this Agreement and as of immediately prior to the Closing.

3.8 Company Financial Statements. The Company has made available to Parent correct and complete copies of the Company Financial Statements, which: (i) were prepared in accordance with the International Financial Reporting Standards; and (ii) fairly present in all material respects the consolidated financial position of the Company Group as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of the unaudited financial statements, to normal and recurring year-end adjustments). There are no unconsolidated Subsidiaries of the Company or any off-balance sheet arrangements (and neither the Company nor any Subsidiary of the Company has any commitment to become a party to any off-balance sheet arrangement) of the Company Group. For purposes of this Agreement, “Company Financial Statements” means (i) the audited balance sheets and statements of income, changes in stockholders’ equity and cash flows of the Company, Distributed Technologies Research Ltd, Distributed Technologies Research AG, and UAB UNBLOCK LT for the fiscal year ended December 31, 2024, (ii) the pro forma combined financial statements of the Company Group for the fiscal year ended December 31, 2024, (iii) the unaudited quarterly financial statements of the Company Group for the 9-month period ended September 30, 2025 and (iv) the unaudited monthly financial statements of the Company Group (the “Company Balance Sheet”) as of November 30, 2025.

3.9 Indebtedness. As of the date of this Agreement, the Company Group has no Indebtedness. Section 3.9 of the Company and Seller Disclosure Letter contains a true, correct, and complete list of all declared but unpaid dividends or distributions of the Company as of the date of this Agreement.

3.10 Undisclosed Liabilities. As of the date of this Agreement, neither the Company nor any of its Subsidiaries has any liabilities, other than liabilities (a) reflected or otherwise reserved against in the Company Balance Sheet or in the Company Financial Statements; (b) arising pursuant to this Agreement or incurred in connection with the Transaction or in connection with obligations under existing Contracts (other than a breach or default of any such Contracts); (c) incurred in the ordinary course of business since the date of the Company Balance Sheet; (d) incurred following the date of this Agreement in compliance with (and to the extent specifically addressed by) Section 5.1 and Section 5.2 or (e) that have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.

3.11 Absence of Certain Changes.

(a) Except for any actions or transactions (i) contemplated by the Cooperation Agreement or (ii) between one or more members of the Company Group, on one hand, and one or more of Parent, Buyer or any of their respective Affiliates or Subsidiaries, on the other hand, since December 31, 2024, through the date of this Agreement, the business of the Company Group has been conducted, in all material respects, in the ordinary course of business.

(b) Since December 31, 2024 through the date of this Agreement, there has not been any Effect that has had, or would reasonably be expected to have, a Company Material Adverse Effect that is continuing.

3.12 Material Contracts.

(a) List of Material Contracts. Section 3.12(a) of the Company and Seller Disclosure Letter contains a true, correct and complete list of each of the following Contracts to which the Company Group is a party or by which it is bound, other than any Company Employee Plan or any agreements with Parent, Buyer or any of their respective Affiliates or Subsidiaries (each, a “Company Material Contract”), as in effect as of the date of this Agreement:

(i) each Contract (excluding Company Leases) that involved the expenditure or receipt by the Company Group of more than $30,000 in the aggregate during the 12-month period ending on December 31, 2024, or would involve the expenditure or receipt by the Company Group of more than $75,000 in the aggregate in the 12-month periods ending December 31, 2025 and December 31, 2026;

(ii) any Contract containing supply commitments or take-or-pay or offtake obligations in excess of $20,000 on the part of any of the Company, its Subsidiaries or any counterparty to such Contract that will be in effect for more than 24 months following the date of this Agreement and cannot be cancelled on less than 120 days’ notice;

(iii) any Contract containing any covenant (A) expressly limiting the right of the Company Group to engage in any line of business or compete with any Person in any line of business or geographic area, or (B) prohibiting the Company Group from engaging in any line of business with any Person, in the case of each of clauses (A) or (B) in a manner that is material to the business of the Company Group, taken as a whole;

(iv) any Contract of the kind described in subsections (i) and (iii) of this definition (A) containing a “most favored nation” provision, or (B) granting to any Person any exclusive rights or an option of first refusal, first offer or similar preferential right to purchase or acquire any product, assets or property of the Company or any Subsidiary of the Company, the case of each of clauses (A) or (B) in a manner that is material to the business of the Company Group, taken as a whole;

(v) any Contract providing for the disposition or acquisition by the Company Group of any corporation, partnership, association or other business organization or division thereof (including by way of an acquisition of the assets or equity thereof) that is material to the Company and under which the Company or any Subsidiary of the Company has material continuing obligations, including as a result of the Company or any Subsidiary of the Company (including any of their respective predecessors) agreeing to retain liabilities or provide indemnification with respect to certain matters, including environmental matters, in each case, other than in the ordinary course of business;

(vi) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the incurrence of Indebtedness for the borrowing of money or extension of credit, in excess of an aggregate of $100,000 other than (A) accounts receivables and payables in the ordinary course of business; and (B) loans solely among the Company and any of its Subsidiaries;

(vii) any Contract that prohibits (A) the payment of dividends or distributions in respect of the capital stock of the Company Group; (B) the pledging of capital stock of the Company Group; or (C) the issuance of guarantees or similar obligations by the Company Group;

(viii) any Contract pursuant to which the Company Group grants any right, immunity or authorization to use or otherwise exploit any Technology that is material, individually or in the aggregate, to the business of the Company Group, other than Standard Outbound Licenses;

(ix) any Contract pursuant to which the Company Group receives a license, sublicense, covenant not to sue, immunity from suit, or other right to use or register, or title in or to, any Technology that is material, individually or in the aggregate, to the business of the Company Group, other than Standard Inbound Licenses;

(x) any Collective Bargaining Agreement;

(xi) any material Contract with any Governmental Authority;

(xii) any Contract providing for the compromise or settlement of any Legal Proceeding pursuant to which the Company Group has material continuing obligations;

(xiii) any Company Lease; and

(xiv) any Contract that involves a joint venture or legal partnership.

(b) The Company has made available to Parent a true, correct and complete copy of each Company Material Contract as in effect as of the date of this Agreement required to be scheduled in Section 3.12(a) of the Company and Seller Disclosure Letter.

(c) Validity. Subject to the Enforceability Exceptions, and assuming the parties other than the Company and each Subsidiary have duly authorized, executed and delivered such Company Material Contract, each Company Material Contract (other than any Company Material Contract that has expired in accordance with its terms) is binding on the Company or each Subsidiary of the Company that is a party thereto and is in full force and effect, and none of the Company, any of its Subsidiaries party thereto or, to the Knowledge of the Company, any other party thereto is in material breach of or default pursuant to any such Company Material Contract. No event has occurred that, with notice or lapse of time or both, would constitute such a breach or default pursuant to any Company Material Contract by the Company Group, or, to the Knowledge of the Company, any other party thereto and neither the Company nor any of its Subsidiaries has received written notice of the foregoing in each case that has not been cured or from the counterparty to any Company Material Contract (or, to the Knowledge of the Company, any of such counterparty’s Affiliates) regarding an intent to terminate any Company Material Contract (whether as a result of a change of control or otherwise).

3.13 Real Property.

(a) The Company Group does not own and has never owned any real property, nor is the Company Group a party to any agreement to purchase or sell any real property. Section 3.13(a) of the Company and Seller Disclosure Letter sets forth a list of all real property currently leased, subleased or licensed by or from the Company Group or otherwise used or occupied by the Company Group (the “Company Facilities”), the name of the lessor, licensor, sublessor, master lessor or lessee, the date and term of the lease, license, sublease or other occupancy right and each amendment thereto, the size of the premises and the aggregate annual rental payable thereunder. The Company has provided Parent with true, correct and complete copies of all leases, lease guaranties, licenses, subleases, agreements for the leasing, use or occupancy of, or otherwise granting a right in or relating to the Company Facilities, including all notices exercising any extension or expansion rights thereunder and amendments, terminations, and modifications thereof (“Company Leases”). All such Company Leases are in full force and effect and are valid and enforceable in accordance with their respective terms, subject to the Enforceability Exceptions, except as would not be material. There is not, under any Company Leases, any existing event of default (or event which with notice or lapse of time, or both, would constitute an event of default) of the Company Group, or to the Company’s Knowledge, any other party thereto. The execution and delivery of this Agreement by the Company does not, and the consummation of the transactions contemplated hereby will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the rights of the Company Group or alter the rights or obligations of the sublessor, lessor or licensor under, or give to others any rights of termination, amendment, acceleration or cancellation of any Company Leases, or otherwise adversely affect the continued use and possession of the Company Facilities for the conduct of business as presently conducted. The Company Group currently occupies all of the Company Facilities for the operation of its business, and there are no other parties occupying, or with a right to occupy, the Company Facilities.

(b) The Company Facilities are in good operating condition and repair in all material respects, reasonable wear and tear excepted. The operations of the Company Group on the Company Facilities do not violate any Law relating to such property or operations thereon. The Company Group is not required to expend more than $10,000 in causing any Company Facilities to comply with the surrender conditions set forth in the applicable Company Lease. The Company Group has performed all of its obligations under any termination agreements pursuant to which it has terminated any leases of real property that are no longer in effect and has no continuing liability with respect to such terminated real property leases. The Company Group is not party to any agreement or subject to any claim that may require the payment of any real estate brokerage commissions, and no such commission is owed with respect to any of the Company Facilities. The Company expects to be able to continue to have the right to occupy the Company Facilities through the remainder of the term of the applicable Company Lease.

3.14 Environmental Matters. (a) The Company Group is and, except for matters that have been fully resolved, has been, in compliance in all material respects with all applicable Environmental Laws, (b) no written notice of a violation of, or liability under, any Environmental Law has been received by the Company Group, the substance of which has not been fully resolved, (c) no Legal Proceeding is pending, or to the Knowledge of the Company threatened in writing, against the Company Group under any Environmental Law, (d) neither the Company nor any of its Subsidiaries, nor, to the Knowledge of the Company, any other Person to the extent giving rise to liability for the Company Group, has released or disposed of any Hazardous Substance on or under real property currently or formerly owned, leased or operated by the Company Group, or any other location where Hazardous Substances generated by the Company Group have been disposed, in quantities or concentrations that require investigation, remediation or monitoring by the Company Group pursuant to any Environmental Law, (e) neither the Company nor any of its Subsidiaries has assumed, undertaken or agreed to provide indemnification for, as a result of any contract, any material liability of any other Person arising under Environmental Laws, and (f) the Company Group has no Environmental Permits.

3.15 Intellectual Property; Privacy.

(a) The Company Intellectual Property that constitutes Registered Intellectual Property, other than with respect to applications, is subsisting and to the Knowledge of the Company, valid and enforceable, and is owned exclusively by the Company or one of its Subsidiaries, free and clear of all liens other than Permitted Liens and there are no pending inventorship challenges, or opposition, reexamination, nullity, interference or other similar proceedings (excluding ordinary course office actions) commenced, or to the Knowledge of the Company threatened in writing, with respect to any of the Company Intellectual Property that constitutes Registered Intellectual Property, where applicable, in each case except as is not, and would not reasonably be expected to be, material to the businesses of the Company Group.

(b) The Company or one of its Subsidiaries, as applicable, exclusively owns all material Company Intellectual Property.

(c) (i) There are not, and since January 1, 2023 there have not been, any Legal Proceedings pending or threatened in writing by any Person against the Company Group, and (ii) neither the Company nor any of its Subsidiaries have received, since January 1, 2023, any written notice, charge, complaint, claim or other written assertion from any Person, in each case of (i) and (ii), alleging infringement, misappropriation or other violation by the Company Group of any Intellectual Property Right of such Person or challenging the ownership, validity or enforceability of any the Company Intellectual Property, except, in each case of (i) and (ii), as is not, and would not reasonably be expected to be material to the Company Group.

(d) To the Knowledge of the Company, the conduct of the business of the Company Group as currently conducted and as conducted since January 1, 2023 does not materially infringe, misappropriate or otherwise violate any Intellectual Property Right of any Person, except as is not, and would not reasonably be expected to be, material to the businesses of the Company Group. Since January 1, 2023, neither the Company nor any of its Subsidiaries has sent any written notice, charge, complaint, claim or other written assertion asserting or threatening to assert any Legal Proceeding against any Person involving or relating to any of the Company Intellectual Property. Except as is not, and would not reasonably be expected to be, material to the businesses of the Company Group, to the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating nor, since January 1, 2023, has infringed, misappropriated or otherwise violated any of the Company Intellectual Property.

(e) The Company Group has taken commercially reasonable steps to protect and preserve the confidentiality of all material confidential or non-public information it has, in its reasonable business judgment, chosen to maintain as Trade Secrets. Neither the Company nor any of its Subsidiaries have disclosed, delivered or licensed to any Person, or agreed to disclose, deliver or license to any Person, any source code of any material proprietary Software owned or purported to be owned by the Company Group (the “Company Software”), except for disclosures to employees or independent contractors under written Contracts that subject such employees or independent contractors to reasonable confidentiality obligations.

(f) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect: (i) all Technology which embodies Company Intellectual Property (“Company Technology”) has been developed by employees within the scope of their employment or by independent contractors of the Company Group; and (ii) all such employees and independent contractors that have, in any material manner, developed, contributed to, modified, or improved Company Technology have executed written Contracts assigning all right, title and interest in such Technology, including all underlying Intellectual Property Rights, to the Company or one of its Subsidiaries. No government funding or facilities of a university, college, other educational institution, or research center were used in the development of any material Company Technology in a manner, or under circumstances or terms that would grant such party ownership or license rights to any such Company Technology or Company Intellectual Property.

(g) Neither the Company nor any of its Subsidiaries is a member of or party to any patent pool, standards-setting organizations, multi-party special interest industry standards body, trade association or other organization pursuant to the rules of which it is obligated to license any Technology to any Person or to refrain from asserting any Intellectual Property Right against any Person.

(h) The Company Group is not party to any Contract which, upon the Closing, will result in: (i) the granting of any right, license, forfeiture, immunity from suit or covenant not to assert to any Person under or with respect to any material Intellectual Property Right (including any Intellectual Property Right owned by Parent or its Affiliates); (ii) require the consent of any other Person in respect of the Company’s or its Subsidiaries’ rights to own, transfer, license, use or hold for use, or otherwise exploit any material Company Technology; or (iii) Parent or any of its Affiliates (including, following the Closing, the Company Group) to be obligated to pay any royalties or other fees or consideration with respect to Technology that are materially in excess of those payable by the Company Group in the absence of this Agreement or the Transaction.

(i) Except as has not had, and would not reasonably be expected to have, a Company Material Adverse Effect, (i) since January 1, 2023, there have been no material failures of any of the computers, servers, workstations or other information technology equipment used in the operation of the Company Group’s businesses, other than defects which have been corrected or routine errors or bugs that have occurred in the ordinary course of business and (ii) the Company Software does not contain any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” or “worm” (as such terms are commonly understood in the software industry) or any other malicious Software or device designed to have any of the following functions: (A) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such Software or device is stored or installed, or (B) damaging or destroying any data or file without the user’s consent.

(j) Except as is not, and would not reasonably be expected to be, material to the businesses of the Company Group, the Company Group has not: (i) granted (contingent or otherwise) to any Person access or rights to any source code of any the Company Software that the Company protects as a Trade Secret via an escrow arrangement; or (ii) taken any action that rendered any source code for any proprietary Company Software to be subject to any Open Source License that conditions the distribution of such Company Software on the disclosure, licensing or distribution of the corresponding source code to any Person or at no cost; or (iii) licensed, distributed or used any Software subject to an Open Source License in material breach of the terms of such Open Source License (excluding obligations of notice or attribution).

(k) The Company Group and all, to the Knowledge of the Company, all third parties performing services for the Company Group (in the case of such third parties, to the extent relating to the provision of services for the Company Group) comply, and have at all times since January 1, 2023 complied, in all material respects, with all applicable Data Processing Obligations. Except as would not reasonably be expected to result in material liability to the Company Group, since January 1, 2023, the Company Group has at all applicable times provided all notices and obtained all consents, rights, and authorizations, in each case, as necessary to Process Company Data as Processed by or for the Company Group. No disclosures made or contained in any Data Processing Policy have been materially inaccurate, misleading, or deceptive.

(l) Since January 1, 2023, there are no unsatisfied requests from individuals to the Company Group seeking to exercise any privacy right under any Data Processing Obligation, except for such requests the Company Group is working to address within the timeframes set forth by applicable Data Processing Obligations and as would not reasonably be expected to result in material liability or otherwise be material to the Company Group. With respect to each Person performing services for the Company Group and permitted to access or otherwise Process Company Data, such Person has agreed to (i) implement reasonable means, appropriate to the nature of such Company Data, for protecting such Company Data from unauthorized access and other Processing and (ii) comply with all applicable Data Processing Obligations in all material respects.

(m) The execution, delivery, and performance of this Agreement does not, and the consummation of the Transactions and any transfer of Company Data from or on behalf the Company Group in connection therewith will not, result in any material breach or material violation of any applicable Data Processing Obligations. Since January 1, 2023, (i) there has been no material Legal Proceeding against or involving the Company Group or, to the Knowledge of the Company, any of its service providers (in the case of service providers, regarding the Processing of Company Data for or on behalf of the Company Group) relating to privacy, security, or the Processing of Company Data or the security, availability, or integrity of any computers, servers, workstations, networks, systems, or other information technology hardware or infrastructure used by or for the Company Group to Process Company Data (“Company Systems”), nor (ii) has the Company Group received threats of such Legal Proceedings in writing or, to the Knowledge of the Company, orally.

(n) The Company Group has at all times since January 1, 2023, implemented and maintained commercially reasonable policies, and measures (including with respect to technical, administrative, and physical security), Company Systems and Company Data, to preserve and protect the confidentiality, availability, security, and integrity of all Company Systems and Company Data. The Company Group has implemented and maintained commercially reasonable disaster recovery and business continuity plans, procedures, and facilities appropriate for its business and all Company Systems. Except as is not, and would not reasonably be expected to be, material to the businesses of the Company Group, the Company Group has remediated all security gaps and vulnerabilities affecting Company Data or Company Systems used by the Company Group, in each case identified by or to the Company Group since January 1, 2023, including in any review or assessment conducted by or for the Company Group. To the Knowledge of the Company, there are no unremediated critical- or high-severity gaps or vulnerabilities affecting Company Data or Company Systems.

(o) Since January 1, 2023, there has been no material breach, security incident, or successful ransomware, denial of access, or denial of service attack, hacking, or similar material event with respect to any Company System or Company Data, nor any material accidental, unlawful, or unauthorized access to, or other Processing of, Company Data (each, a “Security Incident”). Since January 1, 2023, neither the Company nor any of its Subsidiaries has notified or been required under any Data Processing Obligation to notify, any Governmental Authority or any other Person of a Security Incident.

3.16 Tax Matters.

(a) The Company Group has duly and timely filed (taking into account valid extensions) all income and other material Tax Returns required to be filed by it with the appropriate Governmental Authority, and each such Tax Return is true, correct and complete, and is in compliance with all applicable Law, in all material respects.

(b) The Company Group has timely paid in full all income and other material amounts of Taxes that are required to be paid by it (regardless of whether such Taxes are reflected on any Tax Return).

(c) All material Taxes which the Company Group is, or have been, required by any applicable Law to withhold or to collect for payment have been duly withheld and collected and have been timely paid or remitted to the appropriate Governmental Authority, and the Company Group has complied with all reporting and record retention requirements related to such Taxes in all material respects.

(d) Neither the Company nor any of its Subsidiaries has executed any waiver of any statute of limitations on, or extended the period for the assessment or collection of, any material Tax, in each case that has not since expired (other than any automatic or routine extensions that may still be in effect).

(e) There are no liens for Taxes upon any of the assets or properties of the Company Group, other than Permitted Liens.

(f) No material audits, examinations, investigations, or other proceedings with respect to Taxes of the Company Group are presently in progress or have been asserted or proposed in writing and not been resolved.

(g) No written claim has been made by any Governmental Authority in a jurisdiction where the Company Group does not file Tax Returns or pay Taxes of a particular type asserting that any such entity is subject to material Taxes imposed by that jurisdiction, required to file such Tax Returns, or required to pay such Taxes, which claim has not been resolved. Neither the Company nor any of its Subsidiaries has commenced a voluntary disclosure proceeding with respect to a material amount of Taxes in any jurisdiction that has not been fully resolved or settled.

(h) No deficiency with respect to any material Taxes has been claimed or assessed or proposed in writing by any Governmental Authority against the Company Group that has not been fully paid, except with respect to Taxes being contested in good faith and for which adequate reserves in accordance with GAAP have been provided on the Company’s consolidated financial statements.

(i) Neither the Company nor any of its Subsidiaries has received a written claim from a Governmental Authority in respect of material Taxes that remains unresolved and that is attributable to a permanent establishment or an office or fixed place of business in a country that is outside of the country in which the relevant member of the Company Group is organized.

(j) Neither the Company nor any of its Subsidiaries (A) is or has been a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is a member of the Company Group); (B) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, Tax allocation or Tax indemnification agreement or obligation or similar Contract or arrangement relating to the apportionment, sharing, assignment, indemnification or allocation of any Tax or Tax asset (other than any such agreement or obligation entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes and other than an agreement or arrangement solely between or among the Company or its Subsidiaries); or (C) has any material liability for the Taxes of any Person other than the Company Group pursuant to Treasury Regulation § 1.1502-6 (or any analogous or similar provision of state, local or non-U.S. Law) as a transferee or successor, by Contract or otherwise by operation of Law.

(k) Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date, as a result of any (A) change in or incorrect method of accounting of the Company or such Subsidiary pursuant to Section 481(c) of the Code (or any analogous or similar provision of state, local or non-U.S. Law) prior to the Closing, (B) installment sale, intercompany transaction or open transaction made or entered into by the Company or such Subsidiary prior to the Closing, or any “excess loss account” of the Company or such Subsidiary existing as of immediately prior to the Closing, (C) prepaid amount received by the Company or such Subsidiary prior to the Closing (other than such amount received in the ordinary course of business), or (D) “closing agreement” within the meaning of Section 7121 of the Code (or any similar or analogous provision of state, local or non-U.S. Law) entered into by the Company or such Subsidiary prior to the Closing.

(l) Neither the Company nor any of its Subsidiaries has engaged in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4 (or any analogous or similar provision of state, local or non-U.S. Law).

(m) Neither the Company nor any of its Subsidiaries has made an election under Section 965(h) of the Code that has not been properly complied with in all material respects.

(n) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any distribution of stock that was purported or intended to qualify for tax-free treatment pursuant to Section 355 of the Code (or any similar provision of state, local or non-U.S. Law) occurring during the two-year period ending on the date of this Agreement.

(o) The Company and each of its Subsidiaries are in compliance in all material respects with all terms and conditions of any material Tax exemption, Tax holiday or other Tax reduction contract.

(p) Neither the Company nor any of its Subsidiaries has elected to defer any payroll, employment or similar Taxes pursuant to any payroll tax Executive Order, which Taxes have not been paid in full.

(q) The Company Group does not have a permanent establishment (within the meaning of any applicable Tax treaty), office or fixed place of business, or other form of taxable presence in a country other than the country in which it is organized.

(r) The Company Group is in compliance with all applicable transfer pricing Laws and regulations, including the execution and maintenance of contemporaneous documentation substantiating its transfer pricing practices and methodology, except as has not had, and would not reasonably be expected to have, a material adverse effect on the Company Group. To the Knowledge of the Company, the prices for any property or services (or for the use of any property) provided by or to the Company Group are arm’s length prices for purposes of all applicable transfer pricing laws, including Treasury Regulations promulgated under Section 482 of the Code.

(s) Neither the Company nor any of its Subsidiaries owns any “United States real property interest” within the meaning of Section 897(c) of the Code.

(t) Following the effectiveness of the U.S. Entity Classification Election, no member of the Company Group other than the Company is treated as a partnership for U.S. federal tax purposes. No member of the Company Group is a domestic corporation for U.S. federal tax purposes. No member of the Company Group holds any “United States real property interest”, within the meaning of Section 897(c) of the Code.

(u) This Section 3.16 and Section 3.17 (to the extent relating to Taxes) constitutes the sole and exclusive representations and warranties of the Company Group with respect to Taxes related to the Company Group. No other representation or warranty contained in any other section of this Agreement shall apply to any such Tax matters and no other representation or warranty, express or implied, is being made with respect thereto. Nothing in this Agreement (including this Section 3.16) shall be treated as containing any express or implied representations or warranties relating to the existence, amount, availability or usability of any Tax attribute or asset after the Closing.

3.17 Employee Benefits.

(a) Employee Plans. Section 3.17(a) of the Company and Seller Disclosure Letter sets forth a true, correct and complete list of each current material Company Employee Plan. With respect to each material Company Employee Plan, the Company has provided or made available to Parent a true and complete copy, to the extent applicable, of the plan document (including all material amendments thereto) governing such Company Employee Plan. With respect to the Company Employee Plans, there are no (i) trusts or other funding arrangements, (ii) ERISA summary plan descriptions or summary of material modifications, (iii) annual reports on IRS Form 5500, (iv) IRS determination letters or IRS letters or (v) any non-routine correspondence with any Governmental Authority.

(b) Absence of Certain Plans. Neither the Company nor any of its ERISA Affiliates maintains, sponsors or participates in, or contributes to or is required to contribute to, (i) a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA) (a “Multiemployer Plan”), (ii) a “multiple employer plan” that is subject to Section 4063 or Section 4064 of ERISA or Section 413(c) of the Code, (iii) a plan subject to Section 412 of the Code or Section 302 or Title IV of ERISA or (iv) a “multiple employer welfare arrangement” (as defined in Section 3(4) of ERISA). Neither the Company nor any of its Subsidiaries has incurred, or reasonably expects to incur (including on account of any ERISA Affiliate), any liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan. No liability under Title IV or Section 302 of ERISA has been incurred by the Company Group (including on account of any ERISA Affiliate) that has not been satisfied in full, and to the Knowledge of the Company, no condition exists that would reasonably be expected to result in the Company Group (including on account of any ERISA Affiliate) incurring any such liability.

(c) Compliance. Each Company Employee Plan has been maintained, funded, operated and administered in all material respects in accordance with its terms and with all applicable Law, including any applicable regulatory guidance issued by any Governmental Authority. No Company Employee Plan is intended to be a “qualified plan” within the meaning of Section 401(a) of the Code. Except as would not, individually or in the aggregate, result in material liability to the Company Group, all contributions or insurance premiums required to be made or paid with respect to any Company Employee Plan have been timely made, paid, and deposited.

(d) Employee Plan Legal Proceedings. There are no Legal Proceedings pending, or to the Knowledge of the Company threatened in writing, on behalf of or against any Company Employee Plan with respect to the administration or operation of such plans, other than routine claims for benefits. No Company Employee Plan is, or within the last six years has been, the subject of an examination, investigation, or audit by a Governmental Authority, or is the subject of an application or filing under, or a participant in, a government-sponsored amnesty, voluntary compliance, self-correction or similar program.

(e) No Prohibited Transactions. With respect to each Company Employee Plan, (i) none of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any of their respective directors, officers, employees or agents has engaged in or been a party to any non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA), and (ii) none of the Company Group has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of such Company Employee Plan, in each case except as has not had, and would not reasonably be expected to result in a material liability to the Company Group.

(f) No Welfare Benefit Plan. No Company Employee Plan is a “welfare benefit plan” (as defined in Section 3(1) of ERISA).

(g) No Employee Plan-Related Liabilities. Neither the Company nor any of its Subsidiaries have incurred any material liability for any Tax or civil penalty imposed under Chapter 43 of the Code or Sections 409 or 502 of ERISA with respect to any Company Employee Plan that has not been satisfied in full.

(h) No Triggering Event. None of the execution and delivery of this Agreement or the consummation of the Transaction shall, either alone or in combination with another event, (i) entitle any current or former employee, individual independent contractor or director of the Company Group to any compensation or benefit, (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits or trigger any other obligation under any Company Employee Plan or (iii) result in any payment or benefit made by the Company or any ERISA Affiliate to be characterized as a parachute payment within the meaning of Section 280G of the Code, except, in the case of each of clauses (i) or (ii), as provided in this Agreement.

(i) No Gross-Ups. Neither the Company nor any of its Subsidiaries has any obligation to reimburse, “gross-up,” make similar “make-whole” payments to, or otherwise indemnify, any Person for any Taxes, under Sections 409A or 4999 of the Code.

(j) Foreign Plans. Each Company Employee Plan that is subject to any Law other than U.S. federal, state or local Law (each a “Company Foreign Plan”) has been administered in compliance in all material respects with its terms and operated in compliance in all material respects with applicable Laws. No Company Foreign Plan is required to be registered or approved by a non-U.S. Governmental Authority. No Company Foreign Plan is required to be funded or insured under applicable Law.

(k) Each Company Employee Plan that is a nonqualified deferred compensation plan (as defined in Section 409A(d)(1) of the Code) subject to Section 409A of the Code has been maintained and operated in compliance in all material respects with Section 409A of the Code and all applicable IRS guidance issued with respect thereto. No compensation paid by the Company has been included in the gross income of any Employee as a result of the operation of Section 409A of the Code with respect to any arrangements or agreements in effect prior to the Closing.

3.18 Labor Matters.

(a) Section 3.18(a) of the Company and Seller Disclosure Letter sets forth a listing of all independent contractors of the Company who are natural persons as of the date of this Agreement.

(b) Section 3.18(b) of the Company and Seller Disclosure Letter sets forth a listing of all employees of the Company and the following information for each, in each case as of the date of this Agreement and subject to compliance with applicable Law: name, job title, compensation entitlement, and location where the employee primarily works, and period of notice or severance that the employee would be entitled to in advance of or in connection with termination of employment. The Company and Seller have provided Buyer with copies of all Contracts with Employees that contain severance or notice entitlement or would cause the Company or Seller to incur liability in connection with the termination of employment.

(c) Union Activities. No member of the Company Group is a party to any collective bargaining agreement or other agreement with a labor union or like organization (each, a “Collective Bargaining Agreement”), and no employees of the Company Group are represented by any labor union, labor organization or works council. To the Knowledge of the Company, there have been no labor union organizing activities with respect to any employees of the Company Group. As of the date hereof, there is no pending or, to the Company’s Knowledge, threatened strike, lockout, slowdown or work stoppage or other material labor dispute against or affecting any member of the Company Group.

(d) Employment Law. The Company Group is, and has been since January 1, 2023, in material compliance with all applicable Laws with respect to employment (including Laws regarding wage and hour requirements, immigration status, discrimination in employment, employee health and safety, worker classification, the WARN Act and collective bargaining). Except as has not had, and would not reasonably be expected to have, a material adverse effect on the Company Group, the Company Group (i) has withheld all amounts required by applicable Laws or by Contract to be withheld from the wages, salaries, and other payments to Employees, and is not liable for any arrears of wages, compensation, Taxes, penalties or other sums for failure to comply with any of the foregoing, (ii) has paid in full to all Employees, directors, and independent contractors all wages, salaries, commissions, bonuses, benefits, and other compensation due to be paid to or on behalf of such Employees, directors, and independent contractors, and (iii) does not have any liability with respect to any misclassification of (A) any Employee as an independent contractor rather than as an employee or (B) any Employee currently or formerly classified as exempt from overtime wages, except as has not had, and would not reasonably be expected to have, a material adverse effect on the Company Group. Since January 1, 2023, there have been no actual, or, to the Knowledge of the Company, threatened in writing, Legal Proceedings relating to labor or employment matters. The Company Group is not party to a conciliation agreement, consent decree or other agreement with or Order of any Governmental Authority. There are no Actions pending or, to the Knowledge of the Company Group, threatened, between the Company, its Subsidiaries and any of their Employees.

(e) Sexual Harassment or Discrimination. None of the Company Group is a party to a settlement agreement with an Employee to resolve allegations of discrimination, sexual harassment, or sexual misconduct by any Employee. In the last three years, no allegations of discrimination, sexual harassment or sexual misconduct have been made against any Employee.

(f) No Prior Restrictions. To the Company’s Knowledge, no employee of the Company Group is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, non-competition agreement or restrictive covenant obligation: (i) to the Company Group or (ii) to a former employer of any such employee relating to the (A) right of any such employee to be employed by the Company Group or (B) knowledge or use of Trade Secrets or proprietary information.

3.19 Compliance with Laws. The Company Group is, and at all times since January 1, 2023, has been in compliance with, and has not violated, all Laws that are applicable to the Company Group or to the conduct of the business or operations of the Company Group in all material respects. The Company Group has not received any written, or, to the Knowledge of the Company, oral notices of suspected, potential or actual violation with respect to, any applicable Law, other than as would not be a Company Material Adverse Effect. No licenses, permissions, authorizations or consents have been sought at any time in respect of the Company Group but were refused.

3.20 Legal Proceedings; Orders.

(a) No Legal Proceedings.

(i) As of the date of this Agreement, there are no material Legal Proceedings that are pending, or to the Knowledge of the Company threatened in writing, against the Company Group or any present or former director or officer of the Company Group in such individual’s capacity as such.

(ii) There is no Legal Proceeding pending or threatened against Seller arising out of or relating to (i) Seller’s beneficial ownership of the Company Shares or rights to acquire Company Shares, (ii) Seller’s capacity as a holder of Company Shares, or (iii) the Transaction, nor is there any reasonable basis for any of the foregoing.

(b) No Orders. Except in connection with Transaction Litigation (if any), neither the Company Group (nor any of their respective properties or assets) is subject to any Order that would prevent or materially delay the consummation of the Transaction by the Company.

3.21 Insurance. The Company Group does not maintain any insurance policies.

3.22 Anti-Corruption Compliance. None of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any officer, director, employee, agent, representative or other Person acting for the benefit of or on behalf of the Company Group (in each case in their capacity as such) has, in the past five years, taken any action that would cause any of the foregoing to be in violation of applicable Anti-Corruption Laws. The Company Group has instituted and maintains policies and procedures reasonably designed to promote and achieve compliance with all applicable Anti-Corruption Laws and regulations. There are no pending or, to the Company’s Knowledge, threatened claims, charges, investigations, violations, settlements, civil or criminal enforcement actions, lawsuits, or other court actions against the Company Group with respect to any Anti-Corruption Laws. The Company Group has never received an allegation, whistleblower complaint, or conducted any investigation regarding Anti-Corruption Laws.

3.23 Regulatory Matters.

(a) The Company Group is operating, and has at all times operated, in material compliance with applicable Anti-Money Laundering Laws. The Company Group has implemented and maintained anti-money laundering policies and procedures that meet the requirements of the applicable Anti-Money Laundering Laws. The Company Group has never received any written notice or communication from any Governmental Authority to the effect that such anti-money laundering program has been deemed ineffective or noncompliant or that such program has violated any applicable Anti-Money Laundering Laws in any material respect. Neither the Company nor any of its Subsidiaries has engaged in any transaction in violation of prohibitions on money laundering or terrorist financing. There are no pending or, to the Company’s Knowledge, threatened claims, charges, investigations, violations, settlements, civil or criminal enforcement actions, lawsuits, or other court actions against the Company Group with respect to applicable Anti-Money Laundering Laws, nor is there any known basis therefor. The Company Group has never received an allegation, whistleblower complaint, or conducted any investigation regarding Anti-Money Laundering Laws.

(b) Section 3.23(b) of the Company and Seller Disclosure Letter sets forth, as of the date hereof, (i) each jurisdiction in which the Company Group holds any Governmental Authorizations that are material to the Company Group, taken as a whole (“Company Material Governmental Authorizations”), and (ii) each jurisdiction in which the Company Group has applications pending for any Governmental Authorizations that are material to the Company Group, taken as a whole (“Company Governmental Applications”). In each such jurisdiction, the Company Group is operating in material compliance with the applicable Company Material Governmental Authorizations and Company Governmental Applications, respectively. Except as would not be materially adverse to the Company Group, taken as a whole, the operations of the Company Group are and have been since January 1, 2023, conducted in all material respects in compliance with all Company Material Governmental Authorizations. All Company Material Governmental Authorizations are in full force and effect, and since January 1, 2023, neither the Company nor any of its Subsidiaries has received written, or to the knowledge of the Company, oral notice or communications from any Governmental Authority regarding: (i) any violation of or failure to comply with any term or requirement of any Company Material Governmental Authorization or (ii) any revocation, withdrawal, suspension, cancellation, termination or modification of any Company Material Governmental Authorization.

3.24 Compliance with Customs & Trade Laws and Sanctions.

(a) For the applicable statute of limitations period, the Company Group and its directors and officers, and, to the Knowledge of the Company, employees and agents have been in compliance in all respects with Customs & Trade Laws and Sanctions.

(b) Neither the Company Group, nor any of its shareholders, directors (supervisory or management), officers, members, employees or agents is, or has been, in the applicable statute of limitations period, a Sanctioned Person.

(c) The Company Group has implemented policies and procedures reasonably designed to ensure compliance with Customs & Trade Laws and Sanctions in each of the jurisdictions in which the Company does business.

(d) Since the Company’s formation, the Company Group has obtained all required import and export licenses and all other necessary consents, notices, waivers, approvals, orders, authorizations, and declarations, and completed all necessary registrations and filings, required under applicable Customs & Trade Laws or Sanctions, except where the failure to obtain any such license, consent, notice, waiver, approval, order, authorization or declaration or to complete any such registration or filing has not had, and would not reasonably be expected have, a Company Material Adverse Effect.

(e) Since the Company’s formation, the Company Group has not engaged in any dealings or transactions in, with, or involving any Sanctioned Person or Sanctioned Jurisdiction in violation of Sanctions.

(f) Neither the Company nor any member of the Company Group has (i) made any voluntary, directed or involuntary disclosure to any Governmental Authority or similar agency with respect to any alleged act or omission arising under or relating to any non-compliance with any Customs & Trade Laws or Sanctions, (ii) been the subject of a current, pending or to the Knowledge of the Company, threatened investigation, inquiry or enforcement proceedings for violations of Customs & Trade Laws or Sanctions, or (iii) violated or received any notice, request, penalty, or citation for any actual or potential non-compliance with Customs & Trade Laws.

3.25 Related Party Transactions. Except with respect to Parent, none of the officers and directors of the Company Group and, to the Knowledge of the Company, none of the other employees of the Company Group, or any of the immediate family members of any of the foregoing, (a) has any direct or indirect ownership, participation, royalty or other interest in, or is an officer, director, employee of or consultant or contractor for any firm, partnership, entity or corporation that competes with, or does business with, or has any contractual arrangement or understanding with, the Company Group (except with respect to any interest in less than 2% of the stock of any corporation whose stock is publicly traded), (b) is a party to, or to the Knowledge of the Company, otherwise directly or indirectly interested in, any Contract to which the Company Group is a party or by which the Company, any Company Subsidiary or any of its or their respective assets are bound, except for normal cash- or equity-based compensation for services as an officer, director or employee thereof or (c) to the Knowledge of the Company, has any interest in any property, real or personal, tangible or intangible (including any Company Intellectual Property) that is used in, or that relates to, the Company’s business, except for the rights of holders of Company Shares arising out of their ownership of Company Shares.

3.26 Ownership of Parent Capital Stock. Neither the Company nor any equityholder of the Company (other than Seller) and, to the knowledge of the Company, none of the Company’s directors, officers, or equityholders holding five percent or more of the Company Shares (other than Seller), directly or indirectly “owns,” beneficially or otherwise, Parent Capital Stock, and at all times during the three-year period prior to the date of this Agreement, the Company and any equityholder of the Company (other than Seller) have not directly or indirectly “owned,” beneficially or otherwise, any of the outstanding Parent Capital Stock, or constituted an “interested stockholder” of Parent, as those terms are defined in the Organizational Documents of Parent.

3.27 Brokers. No financial advisor, investment banker, broker, finder, or other similar agent that has been retained by or is authorized to act on behalf of Seller or the Company Group is entitled to any financial advisor, investment banking, brokerage, finder’s or other similar fee or commission in connection with the Transaction.

3.28 Non-Foreign Partner. The Company hereby represents that (a) it is not and is not controlled by a “foreign person,” as defined in Section 721 of the U.S. Defense Production Act of 1950, as amended, including any implementing regulations thereof (the “DPA”) and (b) it does not permit any foreign person affiliated with the Company, whether affiliated as a limited partner or otherwise, to obtain through the Company any of the following with respect to Parent: (i) control (as defined in the DPA) of Parent, including the power to determine, direct or decide any important matters for Parent; (ii) access to any material nonpublic technical information (as defined in the DPA) in the possession of Parent (which shall not include financial information about Parent), including access to any information not already in the public domain that is necessary to design, fabricate, develop, test, produce, or manufacture Parent products, including processes, techniques, or methods; (iii) membership or observer rights on the Parent Board or the right to nominate an individual to a position on the Parent Board; or (iv) any involvement (other than through voting of shares) in substantive decision-making of Parent regarding (x) the use, development, acquisition or release of any Parent “critical technology” (as defined in the DPA); (y) the use, development, acquisition, safekeeping, or release of “sensitive personal data” (as defined in the DPA) of U.S. citizens maintained or collected by Parent; or (z) the management, operation, manufacture, or supply of “covered investment critical infrastructure” (as defined in the DPA).

3.29 Outbound Investment Security Program. The Company either is: (i) not a “person of a country of concern”; or (ii) not engaged in any “covered activity,” as these terms are defined in 31 C.F.R. § 850, as implemented or revised from time to time (the “Outbound Investment Rules”). The Company has no intention of becoming a “person of a country of concern” that engages in any “covered activity.”

3.30 Foreign Direct Investment. To the Knowledge of the Company, neither the Company nor any member of the Company Group operates within any of the 17 sectors described in The National Security and Investment Act 2021 (Notifiable Acquisition) (Specification of Qualifying Entities) Regulations 2021. The Company Group does not design, fabricate, develop, test, product or manufacture any items on the EU’s Dual Use list (Annex I to EC 2021/821).

3.31 Investment Intent.

(a) Seller is acquiring the shares of Parent Capital Stock for investment for its own account, not as a nominee or agent, and, except in accordance with this Agreement, not with the view to, or for resale in connection with, any distribution thereof, and Seller has no present intention of selling, granting any participation in, or otherwise distributing any of such shares of Parent Capital Stock in violation of the Securities Act or any applicable state securities Law and has no contract, undertaking, agreement or arrangement with any person regarding the distribution of such securities in violation of the Securities Act or any applicable state securities law.

(b) Seller, either alone or together with its Representatives, has been given the opportunity to obtain additional information to verify the accuracy of the information received and to ask questions of and receive answers from certain representatives of Parent concerning the terms and conditions of their acquisition of the shares of Parent Capital Stock pursuant to the terms of the Agreement. Seller is aware of Parent’s business affairs and financial condition and has, either alone or together with its Representatives, acquired sufficient information about Parent to reach an informed and knowledgeable decision to acquire the shares of Parent Capital Stock.

(c) Seller understands that the shares of Parent Capital Stock have not been registered under the Securities Act and are being issued by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Seller’s representations as expressed herein. Seller understands that the shares of Parent Capital Stock are considered “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, Seller may not transfer the shares of Parent Capital Stock until they are registered with the Securities and Exchange Commission and, if applicable, qualified by state authorities, or an exemption from such registration and qualification requirements is available. Seller acknowledges that if an exemption from registration or qualification is available, the transfer of Parent Capital Stock may be conditioned on various requirements including, but not limited to, the time and manner or sale, the holding period of the shares of Parent Capital Stock, and requirements relating to Parent which are outside of Parent’s control, and which Parent is under no obligation and may not be able to satisfy. Seller further understands that the shares of Parent Capital Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.

(d) Seller understands that Parent provides no assurances as to whether he, she or it will be able to resell any or all of the shares of Parent Capital Stock pursuant to Rule 144, promulgated under the Securities Act, which rule requires, among other things, that Buyer be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, that resales of securities take place only after Seller of the shares of Parent Capital Stock has held the shares of Parent Capital Stock for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding the foregoing, Seller further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act or compliance with some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(e) Seller is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act. Seller also agrees to notify Parent if Seller becomes subject to such disqualifications after the date hereof.

(f) Seller acknowledges that Parent makes no representation or warranty with respect to any projections, estimates or budgets delivered to or made available to Seller of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of Parent and its Subsidiaries or the future business and operations of Parent and its Subsidiaries.

(g) Seller acknowledges that: (i) it has sought its own accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the shares of Parent Capital Stock; (ii) it has had the opportunity to conduct its own due diligence in connection with this Agreement and the Transaction; (iii) it has relied on its own due diligence and sources of information; (iv) it, by reason of its, or its management’s, business, financial or investment experience, has the knowledge, sophistication and capacity to evaluate the risks involved in this Agreement and the Transaction and to protect its own interests in connection with this Agreement and the Transaction; and (v) it has not relied upon, and hereby disclaims reliance on, any and all representations, warrants, or other statements by Parent, Buyer or any of their Representatives other than those expressly set forth in Article IV of this Agreement. Seller represents that it has consulted any tax and financial consultants it deems advisable in connection with the receipt of shares of Parent Capital Stock and that it is not relying on Parent for any Tax or financial advice. Seller acknowledges that it may suffer losses, damages, injuries, declines in value, lost opportunities, liabilities, fees, charges, costs or expenses of any nature in connection with this Agreement and the Transaction, in each case in connection with the existence of non-public information and the possible public disclosure following this Agreement and the Transaction by Parent or otherwise of such non-public information.

3.32 No Other Representations or Warranties. Except for the express representations and warranties made by the Company and Seller in this Article III (as qualified by the applicable items disclosed in the Company and Seller Disclosure Letter in accordance with the introduction to this Article III) or in any certificate delivered pursuant to this Agreement, neither the Company, Seller or any other Person makes or has made to Parent or Buyer, any representation or warranty, expressed or implied, at law or in equity, with respect to, or on behalf of the Company Group, their businesses, operations, assets, liabilities, financial condition or results of operations. Neither the Company, Seller, or any other Person makes or has made to Parent or Buyer, any representation or warranty, expressed or implied, at law or in equity, with respect to the future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) of the Company Group, or the accuracy or completeness of any information regarding the Company Group or any other matter furnished or provided to Parent or Buyer or made available to Parent or Buyer in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transaction. Except for the express representations and warranties made by the Company and Seller in this Article III (as qualified by the applicable items disclosed in the

Company and Seller Disclosure Letter), the Company Group disclaims any other representations or warranties, whether made by the Company Group or any of their respective Affiliates or representatives. The Company and Seller acknowledge and agree that, (a) except for the representations and warranties made by Parent and Buyer in Article IV or in any certificate delivered pursuant to this Agreement, none of Parent, Buyer, or any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent or its Subsidiaries (including Buyer) or their respective businesses, operations, assets, liabilities, financial condition or results of operations and (b) none of Parent, Buyer, or any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to the future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) of Parent or its Subsidiaries (including Buyer) or the accuracy or completeness of any information regarding Parent or its Subsidiaries (including Buyer) or any other matter furnished or provided to the Company or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transaction. Each of the Company and Seller specifically disclaims that either of them are relying upon or has relied upon any other representations or warranties that may have been made by any Person and acknowledges and agrees that Parent and its Affiliates (including Buyer) have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties. Each of the Company and Seller acknowledges and agrees that no representation or warranty of Parent or Buyer in Article IV or in any certificate delivered pursuant to this Agreement shall be considered inaccurate or to have been breached for any purpose under this Agreement (including, for the avoidance of doubt, for the purposes of Section 8.2(a)), to the extent that Seller had actual knowledge of the inaccuracy in, or breach of, such representation or warranty prior to the date of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND BUYER

With respect to any Section of this Article IV, except (a) as disclosed in the reports, statements and other documents, including any publicly filed schedules or exhibits thereto, filed by Parent with the SEC or furnished by Parent to the SEC, in each case pursuant to the Exchange Act on or after August 1, 2023 and prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk”, disclosure set forth in any “forward-looking statements” disclaimer or any similar precautionary sections, in each case unless such disclosures constitute statements of historical facts, and any other disclosures contained or referenced therein that are predictive, cautionary or forward-looking in nature or any non-public materials); or (b) subject to the terms of Section 10.12, as set forth in the disclosure letter delivered by Parent to the Company on the date of this Agreement (the “Parent Disclosure Letter”), Parent and Buyer hereby represent and warrant to Seller as follows:

4.1 Organization; Good Standing.

(a) Each of Parent and Buyer is duly incorporated or formed, validly existing and in good standing (to the extent the applicable jurisdiction recognizes such concept) under the Laws of its jurisdiction of incorporation or formation. Each of Parent and Buyer has the requisite power and authority to conduct its business as it is presently being conducted and to own, lease or operate its properties and assets, except where the failure to have such power or authority has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect. Each of Parent and Buyer is duly qualified to do business and is in good standing (to the extent the applicable jurisdiction recognizes such concept) in each jurisdiction where the properties or assets owned, operated or leased by it or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

(b) Each of the Organizational Documents of Parent and Buyer that are publicly available are true, correct, and complete in all respects as of the date of this Agreement. No amendments or modifications to such Organizational Documents are pending, proposed, or otherwise contemplated by Parent or Buyer.

4.2 Power; Enforceability. Assuming that the representations of Seller set forth in Section 3.26 are true and correct, each of Parent and Buyer has the requisite power and authority to: (a) execute and deliver this Agreement and any Related Agreements to which it is a party; (b) perform its covenants and obligations hereunder; and (c) subject to receiving the Required Parent Stockholder Approval, consummate the Transaction. Assuming that the representations of Seller set forth in Section 3.26 are true and correct, the execution and delivery of this Agreement and any Related Agreements to which Parent or Buyer is a party, by each of Parent and Buyer as applicable, the performance by Parent and Buyer of its respective covenants and obligations hereunder or any Related Agreements to which Parent or Buyer is a party, and the consummation of the Transaction, have been duly authorized and approved by the Special Committee and the board of directors of Buyer, and except for obtaining the Required Parent Stockholder Approval, no other corporate action on the part of Parent or Buyer is necessary to authorize the execution and delivery by Parent and Buyer of this Agreement and any Related Agreements to which Parent or Buyer is a party, the performance by Parent and Buyer of their respective covenants and obligations hereunder or any Related Agreements to which Parent or Buyer is a party and the consummation of the Transaction. This Agreement has been duly executed and delivered by each of Parent and Buyer, and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of Parent and Buyer, enforceable against each of Parent and Buyer in accordance with its terms, subject to the Enforceability Exceptions.

4.3 Non-Contravention. Assuming that the representations and warranties of the Company and Seller in Section 3.26 are true and correct, the execution and delivery of this Agreement by Parent and Buyer, the performance by Parent and Buyer of their covenants and obligations hereunder, and the consummation of the Transaction (a) do not violate or conflict with any provision of the Organizational Documents of Parent or Buyer; (b) do not, violate, conflict with, result in the breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) pursuant to, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration pursuant to any material contract of Parent or any of its Subsidiaries; (c) assuming the Governmental Authorizations referred to in Section 4.4 and the Regulatory Approvals are made or obtained and, in the case of the consummation of the Transaction, subject to obtaining the Required Parent Stockholder Approval, violate or conflict with any Law applicable to Parent or any of its Subsidiaries or by which any of their respective properties, assets, business or operations are bound; or (d) will not result in the creation of any lien (other than Permitted Liens) upon any of the properties, rights or assets of Parent or any of its Subsidiaries, except in the case of each of clauses (b), (c) and (d) for such violations, conflicts, breaches, defaults, terminations, accelerations or liens that have not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

4.4 Requisite Governmental Approvals. No Governmental Authorization is required on the part of Parent or its Subsidiaries in connection with (a) the execution and delivery of this Agreement by Parent; (b) the performance by Parent of its covenants and obligations pursuant to this Agreement; or (c) the consummation of the Transaction; except for (i) such filings and approvals as may be required by any applicable federal or state securities Laws, including the filing of the Proxy Statement with the SEC and compliance with any applicable requirements of the Exchange Act; (ii) compliance with any applicable requirements of the NYSE; (iii) the Regulatory Approvals; (iv) any filings and approvals on behalf of Parent or a Subsidiary as may be required under the rules of the SEC and the Financial Industry Regulation Authority (“FINRA”) (which, for the avoidance of doubt will be secured by Parent or its applicable Subsidiary); and (v) such other Governmental Authorizations the failure of which to obtain has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect or materially delay or impair the consummation of the Share Purchase.

4.5 Parent Capitalization. The authorized capital stock of Parent consists of (i) 560,000,000 shares of Parent Class A Common Stock, (ii) 10,000,000 shares of Parent Class V Common Stock, and (iii) 1,000,000 shares of Parent Preferred Stock. As of 11:59 p.m., New York City time, on January 7, 2026 (A) 25,514,376 shares of Parent Class A Common Stock were issued and outstanding; (B) no shares of Parent Class V Common Stock were issued and outstanding; (C) no shares of Parent Preferred Stock were issued and outstanding; (D) 7,140,383 public warrants to purchase 285,615 shares of Parent Class A Common Stock at a purchase price of $287.50 per share were issued and outstanding; (E) 1,153,200 Class 1 warrants to purchase shares of Parent Class A Common Stock at a purchase price of $21.6725 per share were issued and outstanding; and (F) 864,650 Class 2 warrants to purchase shares of Parent Class A Common Stock at a purchase price of $21.6725 per share were issued and outstanding.

4.6 Subsidiaries. Section 4.6 of the Parent Disclosure Letter sets forth a true, correct and complete list of the name, jurisdiction of organization, and schedule of equityholders of each of the Subsidiaries of Parent existing as of the date of this Agreement. Each of the Subsidiaries of Parent (i) is duly organized, validly existing and in good standing (with respect to jurisdictions that recognize the concept of good standing) under the Laws of the jurisdiction of its organization and (ii) has the requisite corporate or similar power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties, rights and assets, except, in each case, as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect. Each of the Subsidiaries of Parent is duly qualified to do business and is in good standing in each jurisdiction where the properties, or assets owned, operated or leased by it or the nature of its activities make such qualification necessary (with respect to jurisdictions that recognize the concept of good standing), except where the failure to be so qualified or in good standing has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect. None of the Subsidiaries of Parent is in violation of its Organizational Documents, except where such violation has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

4.7 Valid Issuance. The Parent Class A Common Stock to be issued to Seller pursuant to the terms hereof, when issued as provided in and pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable, and free of preemptive rights. The Parent Class A Common Stock to be issued in connection with the Transaction will be listed on the New York Stock Exchange. All outstanding Parent Warrants have been duly authorized and validly issued, are fully paid and are not subject to preemptive rights.

4.8 Fairness Opinion. The Special Committee received the written opinion (or an oral opinion to be confirmed in writing) of Kroll, LLC to the effect that, as of the date of such opinion and based upon and subject to the scope of analysis, assumptions, qualifications, limiting conditions and other matters set forth therein, the Consideration to be paid by Parent in the Transaction is fair from a financial point of view to Parent and the Parent Stockholders excluding Seller (without giving effect to any impact of the Transaction on any particular Parent Stockholder other than in its capacity as a Parent Stockholder) (it being understood and agreed that such opinion is for the benefit of the Special Committee and may not be relied upon by Seller or the Company; provided, that a copy of such written opinion will promptly be delivered to the Company after execution of this Agreement solely for informational purposes on a non-reliance basis).

4.9 Parent SEC Reports. Since January 1, 2023, Parent has filed or furnished, as applicable, all forms, reports and documents with the SEC that have been required to be filed or furnished by it pursuant to applicable Laws (the “Parent SEC Reports”). Each Parent SEC Report complied as to form, as of its filing or furnishing date (or, if amended or superseded by a filing or furnishing prior to the date of this Agreement, on the date of such amended or superseding filing or furnishing), in all material respects, with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable thereto, each as in effect on the date that such Parent SEC Report was filed or furnished. As of its filing or furnishing date (or, if amended or superseded by a filing or furnishing prior to the date of this Agreement, on the date of such amended or superseded filing or furnishing), each Parent SEC Report did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No Subsidiary of Parent is required to file any forms, reports, or documents with the SEC. As of the date of this Agreement, to the Knowledge of Parent, none of the Parent SEC Reports is subject to or the subject of ongoing SEC review or outstanding SEC comment.

4.10 Parent Financial Statements. The financial statements and notes contained or incorporated by reference in the Parent SEC Reports (the “Parent Financial Statements”) fairly present in all material respects the consolidated financial position of Parent as of the dates thereof and the consolidated results of Parent’s operations, changes in shareholders’ equity, and cash flows then ended and for the periods referred to in such financial statements, all in accordance with (i) GAAP applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable). Parent is in compliance in all material respects with the applicable listing requirements of the New York Stock Exchange and Buyer has not received written notice from the New York Stock Exchange regarding any failure to so comply.

4.11 Tax Matters.

(a) Parent and its Subsidiaries have duly and timely filed (taking into account valid extensions) all income and other material Tax Returns required to be filed by them with the appropriate Governmental Authority, and each such Tax Return is true, correct and complete, and is in compliance with all applicable Law, in all material respects.

(b) Parent and its Subsidiaries have timely paid or withheld all material Taxes that are required to be paid or withheld by them (regardless of whether such Taxes are reflected on any Tax Return).

(c) All material Taxes which Parent and each of its Subsidiaries is, or have been required by any applicable Law to withhold or to collect for payment have been duly withheld and collected and have been timely paid or remitted to the appropriate Governmental Authority, and each of Parent and its Subsidiaries has complied with all reporting and record retention requirements related to such Taxes in all material respects.

(d) There are no material liens for Taxes upon any of the assets or properties of Parent and its Subsidiaries, other than Permitted Liens.

(e) No material audits, examinations, investigations, or other proceedings with respect to Taxes of Parent or its Subsidiaries are presently in progress or have been asserted or proposed in writing and not been resolved.

(f) No written claim has been made by any Governmental Authority in a jurisdiction where neither Parent nor its Subsidiaries files Tax Returns or pay Taxes of a particular type asserting that any such entity is subject to material Taxes imposed by that jurisdiction, required to file such Tax Returns, or required to pay such Taxes, which claim has not been resolved. Neither Parent nor any of its Subsidiaries has commenced a voluntary disclosure proceeding with respect to a material amount of Taxes in any jurisdiction that has not been fully resolved or settled.

(g) No deficiency with respect to any material Taxes has been claimed or assessed or proposed in writing by any Governmental Authority against Parent or its Subsidiaries that has not been fully paid, except with respect to Taxes being contested in good faith and for which adequate reserves in accordance with GAAP have been provided on the Parent’s consolidated financial statements.

(h) Neither Parent nor any of its Subsidiaries has received a written claim from a Governmental Authority in respect of material Taxes that remains unresolved and that is attributable to a permanent establishment or an office or fixed place of business in a country that is outside of the country in which Parent or such Subsidiary, as applicable, is organized.

(i) Neither Parent nor any of its Subsidiaries has engaged in a “listed transaction” as set forth in Treasury Regulation § 1.6011-4 (or any analogous or similar provision of state, local or non-U.S. Law).

(j) Neither Parent nor any of its Subsidiaries (A) is or has been a member of any affiliated, consolidated, combined, unitary, group relief or similar group for purposes of filing Tax Returns or paying Taxes (other than a group the common parent of which is Parent or any of its Subsidiaries); (B) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, Tax allocation or Tax indemnification agreement or obligation or similar Contract or arrangement relating to the apportionment, sharing, assignment, indemnification or allocation of any Tax or Tax asset (other than any such agreement or obligation entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes and other than an agreement or arrangement solely between or among Parent or its Subsidiaries); or (C) has any material liability for the Taxes of any Person other than Parent or any of its Subsidiaries pursuant to Treasury Regulation § 1.1502-6 (or any analogous or similar provision of state, local or non-U.S. Law) as a transferee or successor, by Contract or otherwise by operation of Law.

(k) Neither Parent nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any distribution of stock that was purported or intended to qualify for tax-free treatment pursuant to Section 355 of the Code (or any similar provision of state, local or non-U.S. Law) occurring during the two-year period ending on the date of this Agreement.

(l) This Section 4.11 constitutes the sole and exclusive representations and warranties of Parent and its Subsidiaries with respect to Taxes related to the Parent and its Subsidiaries. No other representation or warranty contained in any other section of this Agreement shall apply to any such Tax matters and no other representation or warranty, express or implied, is being made with respect thereto. Nothing in this Agreement (including this Section 4.11) shall be treated as containing any express or implied representations or warranties relating to the existence, amount, availability or usability of any Tax attribute or asset after the Closing.

4.12 Undisclosed Liabilities. Neither Parent nor Buyer has any liabilities, other than liabilities (a) reflected or otherwise reserved against in the Parent Financial Statements; (b) arising pursuant to this Agreement or incurred in connection with the Transaction or in connection with obligations under existing Contracts (other than a breach or default of any such Contracts); (c) incurred in the ordinary course of business since January 1, 2023; (d) incurred following the date of this Agreement in compliance with (and to the extent specifically addressed by) Section 6.1 or (e) that have not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

4.13 Compliance with Laws. Parent and its Subsidiaries are, and at all times since January 1, 2023, have been in material compliance with, and have not violated, any applicable Law, other than as would not be a Parent Material Adverse Effect. Buyer and its Subsidiaries have not received any notices of suspected, potential or actual violation with respect to, any applicable Law, other than as would not be a Parent Material Adverse Effect.

4.14 Intellectual Property; Privacy.

(a) To the Knowledge of Parent, the conduct of the respective businesses of Parent and its Subsidiaries as currently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property Right of any Person, except as is not, and would not reasonably be expected to be, material to the businesses of Parent and its Subsidiaries, taken as a whole.

(b) Parent and its Subsidiaries have taken commercially reasonable steps to protect and preserve the confidentiality of all material confidential or non-public information that they have, in their reasonable business judgment, chosen to maintain as Trade Secrets.

(c) Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect, (i) since January 1, 2023, there have been no failures of any of the computers, servers, workstations or other information technology equipment used in the operation of the respective businesses of Parent and its Subsidiaries, other than defects which have been corrected or routine errors or bugs that have occurred in the ordinary course of business.

(d) Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect, since January 1, 2023, Parent has not received any written notice of any actual or threatened Legal Proceedings against Parent or any of its Subsidiaries regarding their privacy or security practices or their Processing of Parent Data.

(e) Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect, since January 1, 2023, there has been no breach, security incident, or successful ransomware, denial of access, or denial of service attack, hacking, or similar event with respect to any computers, servers, workstations or other information technology equipment or systems used by Parent or its Subsidiaries, in each case, that has resulted in the unauthorized Processing of any Parent Data in the possession or control of Parent or its Subsidiaries.

4.15 Legal Proceedings; Orders.

(a) No Legal Proceedings. As of the date of this Agreement, there are no material Legal Proceedings that are pending, or to the Knowledge of Parent threatened in writing, against Parent or any of its Subsidiaries or any present or former director or officer of Parent or its Subsidiaries in such individual’s capacity as such.

(b) No Orders. Except in connection with Transaction Litigation (if any), neither Parent nor any of its Subsidiaries (nor any of their respective properties or assets) is subject to any Order that would prevent or materially delay the consummation of the Transaction by Parent or Buyer.

4.16 Anti-Corruption Compliance. None of Parent or any of its Subsidiaries, or, to the Knowledge of Parent, any officer, director, employee, agent, representative or other Person acting for the benefit of or on behalf of the Parent or any of its Subsidiaries (in each case in their capacity as such) has, in the past five years, taken any action that would cause any of the foregoing to be in violation in any material respect of any applicable Anti-Corruption Laws. Parent and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to promote and achieve compliance with all applicable Anti-Corruption Laws and regulations. There are no pending or, to Parent’s Knowledge, threatened claims, charges, investigations, violations, settlements, civil or criminal enforcement actions, lawsuits, or other court actions against Parent or any of its Subsidiaries with respect to any Anti-Corruption Laws. Parent or any of its Subsidiaries have never received an allegation, whistleblower complaint, or conducted any investigation regarding Anti-Corruption Laws.

4.17 Compliance with Customs & Trade Laws and Sanctions.

(a) For the applicable statute of limitations period, Parent and its Subsidiaries and their respective directors and officers, and, to the Knowledge of Parent, employees and agents have been in compliance in all material respects with Customs & Trade Laws and Sanctions.

(b) Neither Parent, nor any of its shareholders, directors (supervisory or management), officers, members, employees or agents is, or has been, in the applicable statute of limitations period, a Sanctioned Person.

(c) Since January 1, 2023, Parent and its Subsidiaries have obtained all required import and export licenses and all other necessary consents, notices, waivers, approvals, orders, authorizations, and declarations, and completed all necessary registrations and filings, required under applicable Customs & Trade Laws or Sanctions, except where the failure to obtain any such license, consent, notice, waiver, approval, order, authorization or declaration or to complete any such registration or filing has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect.

4.18 Regulatory Matters.

(a) From January 1, 2020 through March 21, 2025, and, to the Knowledge of Seller, from March 21, 2025 through the date of this Agreement, Parent and its Subsidiaries: (i) have at all times operated, and are operating, in material compliance with applicable Anti-Money Laundering Laws; (ii) have implemented and maintained anti-money laundering policies and procedures that meet the requirements of the applicable Anti-Money Laundering Laws; (iii) have not received any written notice or communication from any Governmental Authority to the effect that such anti-money laundering program has been deemed ineffective or noncompliant or that such program has violated any of the Anti-Money Laundering Laws in any material respect; and (iv) have not engaged in any transaction in violation of prohibitions on money laundering or terrorist financing. There are no pending or, to the Knowledge of Seller, threatened claims, charges, investigations, violations, settlements, civil or criminal enforcement actions, lawsuits, or other court actions against Parent and its Subsidiaries with respect to applicable Anti-Money Laundering Laws, nor is there any known basis therefor. Parent and its Subsidiaries have never received an allegation, whistleblower complaint, or conducted any investigation regarding Anti-Money Laundering Laws. For the avoidance of doubt, any fact, circumstance or event occurring during the period from March 21, 2025 through the date of this Agreement that is, or was, within the Knowledge of Seller shall not constitute, or be taken into account in determining whether there has been, a breach of this Section 4.18(a).

(b) Section 4.18(b) of the Parent Disclosure Letter sets forth, as of the date hereof, (i) each jurisdiction in which Parent or its Subsidiaries holds any Governmental Authorizations that are material to the Parent or its Subsidiaries, taken as a whole (“Parent Material Governmental Authorizations”), and (ii) each jurisdiction in which Parent or its Subsidiaries have applications pending for any Governmental Authorizations that are material to Parent or its Subsidiaries, taken as a whole (“Parent Governmental Applications”). Except as has not had, and would not reasonably be expected to have, a Parent Material Adverse Effect, from January 1, 2020 through March 21, 2025, and, to the Knowledge of Seller, from March 21, 2025 through the date of this Agreement, the operations of Parent and its Subsidiaries are and have been conducted in all material respects in compliance with all Parent Material Governmental Authorizations. All Parent Material Governmental Authorizations are in full force and effect, and between January 1, 2023 and March 21, 2025, and, to the Knowledge of Seller, from March 21, 2025 through the date of this Agreement, neither Parent nor any of its Subsidiaries has received written, or to the knowledge of Parent, oral notice or communications from any Governmental Authority regarding: (i) any violation of or failure to comply with any term or requirement of any Parent Material Governmental Authorization or (ii) any revocation, withdrawal, suspension, cancellation, termination or modification of any Parent Material Governmental Authorization. For the avoidance of doubt, any fact, circumstance or event occurring during the period from March 21, 2025 through the date of this Agreement that is, or was, within the Knowledge of Seller shall not constitute, or be taken into account in determining whether there has been, a breach of this Section 4.18(b).

4.19 No Other Representations or Warranties. Except for the express representations and warranties made by Parent and Buyer in this Article IV or in any certificate delivered pursuant to this Agreement, none of Parent, Buyer or any other Person makes or has made to the Company, any representation or warranty, expressed or implied, at law or in equity, with respect to, or on behalf of Parent, Buyer or their respective Subsidiaries, their businesses, operations, assets, liabilities, financial condition or results of operations. None of Parent, Buyer nor any other Person makes or has made to Seller, any representation or warranty, expressed or implied, at law or in equity, with respect to the future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) of Parent or Buyer or the accuracy or completeness of any information regarding Parent or its Subsidiaries (including Buyer) or any other matter furnished or provided to the Company or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transaction. Except for the express representations and warranties made by Parent and Buyer in this Article IV, Parent and Buyer disclaim any other representations or warranties, whether made by Parent and Buyer for any of their respective Subsidiaries or any of their respective Affiliates or representatives. Each of Parent and Buyer acknowledges and agrees that, (a) except for the representations and warranties made by the Company and Seller in Article III (as qualified by the applicable items disclosed in the Company and Seller Disclosure Letter in accordance with the introduction to Article III) or in any certificate delivered pursuant to this Agreement, neither Seller nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company Group, or their respective businesses, operations, assets, liabilities, financial condition or results of operations and (b) neither Seller nor any other Person is making or has made any representation or warranty, expressed or implied, at law or in equity, with respect to the future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) of the Company Group or the accuracy or completeness of any information regarding the Company Group or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transaction. Each of Parent and Buyer specifically disclaims that it is relying upon or has relied upon any other representations or warranties that may have been made by any Person and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.

ARTICLE V

COVENANTS OF THE COMPANY

5.1 Affirmative Obligations.

(a) Except (i) as expressly contemplated by this Agreement; (ii) as set forth in Section 5.1 of the Company and Seller Disclosure Letter; (iii) as required by applicable Law or Order; or (iv) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, Seller shall cause the Company to, and the Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course of business and preserve intact in all material respects its current business operations, organization, ongoing businesses, licenses, permits, business relationships and goodwill with third parties, including vendors, suppliers, customers, partners and Governmental Authorities.

(b) It is agreed that no action or failure to act by the Company (or any of its Subsidiaries) with respect to any matters specifically addressed by any provision of Section 5.2 shall be deemed a breach of this Section 5.1.

5.2 Company Forbearance Covenants. Except (i) as expressly contemplated by this Agreement, (ii) as set forth in Section 5.2 of the Company and Seller Disclosure Letter, (iii) as required by applicable Law or Order or (iv) as approved by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company shall not and shall cause its Subsidiaries not to, and Seller shall cause the Company and its Subsidiaries not to:

(a) amend the Organizational Documents of the Company Group;

(b) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(c) issue, sell or deliver, or agree or commit to issue, sell or deliver, any of the Company Securities or securities of any of the Subsidiaries of the Company;

(d) except for transactions solely among the Company and its Subsidiaries or solely among the Company’s Subsidiaries, directly or indirectly, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, any of its capital stock or other equity or voting interest;

(e) (A) declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for cash dividends made by any direct or indirect wholly owned Subsidiary of the Company to the Company or one of its other wholly owned Subsidiaries; or (B) pledge or encumber (other than Permitted Liens not securing Indebtedness for borrowed money) any shares of its capital stock or other equity or voting interest;

(f) (A) incur, assume or suffer any indebtedness for borrowed money or issue any debt securities, except, in each case, for (1) trade payables incurred in the ordinary course of business; (2) loans or advances to direct or indirect wholly owned Subsidiaries of the Company; (3) short-term debt incurred to fund operations of the business in the ordinary course of business in an amount not in excess of $500,000 per calendar month; and (4) obligations incurred pursuant to business credit cards in the ordinary course of business; (B) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except with respect to obligations of direct or indirect wholly owned Subsidiaries of the Company; (C) make any loans, advances or capital contributions to, or investments in, any other Person, except for (1) extensions of credit to customers; (2) advances to directors, officers and other employees; (3) loans or advances between wholly owned Subsidiaries of the Company or between the Company and its Subsidiaries; and (4) capital contributions in or to wholly owned Subsidiaries of the Company, in each case of clauses (1) through (4), in the ordinary course of business; or (D) mortgage or pledge any material assets, tangible or intangible, or create or suffer to exist any lien thereupon, except for any Permitted Liens;

(g) except as required by applicable Law or pursuant to the terms of any Employee Plan or Collective Bargaining Agreement, or any Contract, in accordance with its terms as in effect on the date of this Agreement, (A) enter into, adopt, amend or modify in any material respect or terminate any Employee Plan, other than in connection with routine, immaterial or ministerial amendments to health and welfare plans that do not materially increase benefits or result in a material increase in administrative costs; (B) increase the compensation or benefits of any current or former director, executive officer or employee of the Company Group or pay any amount or provide any benefit not provided under any Employee Plan in accordance with its terms as in effect as of the date of this Agreement, except for employees or other service providers who are not officers, increases in annual salary or wage rate in the ordinary course of business consistent with past practice that do not exceed 5% individually or in the aggregate; (C) grant or pay (or promise to grant or pay) any bonus or other incentive compensation, severance, retention, transaction, change of control, deferred compensation or similar payment or benefit to any current or former director, officer, employee or individual independent contractor of the Company Group; (D) take any action to accelerate the vesting, lapsing of restrictions or any payment or benefit, or the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee or individual independent contractor of the Company Group; or (E) hire or engage or terminate (other than for cause) any director, officer, employee or individual independent contractor with an annual total compensation in excess of $150,000.

(h) waive, release or amend any material restrictive covenant obligation of any current or former employee, independent contractor, officer or director of the Company Group;

(i) settle any pending or threatened Legal Proceeding;

(j) materially change the Company’s or its Subsidiaries’ methods, principles or practices of financial accounting or annual accounting period, except as required by applicable accounting rules (or any interpretation thereof) or by any Governmental Authority;

(k) incur or commit to incur any capital expenditures greater than $1,000,000 in the aggregate;

(l) assign, transfer, cancel, expressly waive any right under or materially modify, amend or terminate any Company Material Contract (other than renewals, extensions or terminations in the ordinary course);

(m) enter into any agreement to purchase or sell any interest in real property, grant any security interest in any real property, enter into any lease, sublease, license or other occupancy agreement with respect to any real property or alter, amend, modify or exercise any extension or expansion rights under any Company Leases (except for month-to-month expirations and renewals in the ordinary course);

(n) terminate, allow to lapse or otherwise fail to keep in effect material insurance policies in a manner inconsistent with past practice or customs in the industries in which the Company Group conducts business, except, in each case, for any such termination pursuant to the terms of such policy;

(o) effectuate a “mass layoff” or “plant closing” that would trigger notice obligations under WARN;

(p) (A) modify, renew, extend, or enter into any Collective Bargaining Agreement, or (B) recognize or certify any labor union, labor organization, works council, or group of employees of the Company Group as the new bargaining representative for any employees of the Company Group;

(q) acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any material equity interest therein, other than acquisitions of assets acquired from vendors or suppliers in the ordinary course of business;

(r) sell, assign, license, lease, transfer, abandon or otherwise dispose of, or create any lien on (other than any Permitted Lien), or otherwise dispose of, any of the Company’s or its Subsidiaries’ tangible assets, other than such sales, assignments, licenses, leases, transfers, liens or other dispositions that are in the ordinary course of business;

(s) (A) sell, license or transfer any material Company Intellectual Property to any Person, other than non-exclusive licenses granted in the ordinary course of business or pursuant to any Standard Outbound License; or (B) abandon, withdraw, dispose of, intentionally permit to lapse or fail to preserve any material Company Intellectual Property that is Registered Intellectual Property, other than due to the expiration or termination of any such Intellectual Property Rights at the end of its natural term; or

(t) agree, resolve or commit to take any of the actions prohibited by this Section 5.2.

5.3 No Solicitation.

(a) No Solicitation or Negotiation. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, Seller shall cause the Company not to, and the Company Group shall not, and shall cause their respective directors (with respect to the Subsidiaries, excluding any statutory or other third party directors) and officers not to, and shall not authorize or knowingly permit any of the Company’s other applicable Representatives to, directly or indirectly: (i) solicit, initiate, propose or knowingly induce the making, submission or announcement of, or knowingly encourage, facilitate or assist, any proposal or offer that constitutes or would reasonably be expected to lead to, an Acquisition Proposal; (ii) furnish to any third Person (other than Parent or Buyer or any designees or Representatives of Parent or Buyer) any non-public information relating to the Company Group or afford to any third Person (other than Parent, Buyer, or any designees or Representatives of Parent or Buyer) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company Group, in any such case to induce the making, submission or announcement of, or to knowingly encourage, facilitate or assist, an Acquisition Proposal or the making of any Acquisition Inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal; (iii) participate or engage in discussions, correspondence or negotiations with any third Person or its Representatives with respect to an Acquisition Proposal by such Person (or the making of any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal by such Person), in each case other than informing such Persons of the existence of the provisions contained in this Section 5.3, or to the extent necessary to clarify the terms of the Acquisition Proposal; or (iv) enter into any binding or non-binding letter of intent, memorandum of understanding, merger agreement, acquisition agreement or any

Contract relating to an Acquisition Transaction. The Company shall, and Seller shall cause the Company to, promptly following the execution of this Agreement (x) cease and cause each of the Company Group’s directors and officers to cease, and use reasonable best efforts to cause its other applicable Representatives to cease, any solicitations, discussions, correspondence or negotiations with any third Person or its Representatives (other than the Parties and their respective Representatives) in connection with an Acquisition Proposal by such Person (or proposal that would reasonably be expected to lead to an Acquisition Proposal by such Person), and (y) terminate all access of any third Person (other than the Parties and their respective Representatives) to any electronic or physical data room (or other diligence access) maintained by the Company with respect to the Transaction.

(b) Notice. The Company or Seller shall as promptly as reasonably practicable (and, in any event, within 48 hours from the receipt thereof) notify Parent if an Acquisition Proposal, or any proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, or any Acquisition Inquiry, is received by the Company or Seller or, to the Knowledge of the Company (which for purposes of this Section 5.3 will be deemed to include the knowledge of each of the Company’s directors and officers), by any of its Subsidiaries or any of their Representatives. Such notice must include (i) the identity of the Person or Group making such Acquisition Proposal and, if in writing, a copy thereof, (ii) a summary of the other material terms and conditions of such proposals or offers, and (iii) a copy of any such proposal or offer and copies of all material agreements relating to such proposal or offer.

5.4 No Control of the Other Party’s Business. The Company acknowledges and agrees that the restrictions set forth in this Agreement are not intended to give Parent or Buyer, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing, each of Parent, Buyer, and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

5.5 Seller Reorganization. Notwithstanding anything to the contrary in this Agreement, Seller may, at any time prior to the Closing, transfer all of the Company Shares to a wholly owned Subsidiary of Seller without the consent of Buyer, and such Subsidiary shall be deemed to be Seller for all purposes of this Agreement; provided, that (a) such Subsidiary shall have executed and delivered to Buyer a joinder agreement, in form and substance reasonably acceptable to Buyer, pursuant to which such Subsidiary agrees to be bound by, and assume, all of the obligations and liabilities of Seller under this Agreement, and (b) Seller shall not be released from, and shall remain fully liable for, all obligations and liabilities of Seller under this Agreement and the Restrictive Covenant Agreement.

ARTICLE VI

COVENANTS OF PARENT

6.1 Affirmative Obligations.

(a) Except: (i) as expressly contemplated by this Agreement; (ii) as set forth in Section 6.1 of the Parent Disclosure Letter; (iii) as required by applicable Law or Order; or (iv) as approved by the Company in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, Parent and Buyer shall, and Parent shall cause its Subsidiaries to, use reasonable best efforts to conduct its business in the ordinary course of business and preserve intact in all material respects its current business operations, organization, ongoing businesses, licenses, permits, business relationships and goodwill with third parties, including vendors, suppliers, customers, partners and Governmental Authorities.

(b) It is agreed that no action or failure to act by Parent (or any of its Subsidiaries) with respect to any matters specifically addressed by any provision of Section 6.2 shall be deemed a breach of this Section 6.1.

6.2 Parent Forbearance Covenants. Except (a) as expressly contemplated by this Agreement, (b) as set forth in Section 6.2 of the Parent Disclosure Letter, (c) as required by applicable Law or Order, or (d) as approved or requested by the Company in writing (which approval shall not be unreasonably withheld, conditioned or delayed), during the period from the execution and delivery of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article IX and Closing, Parent shall not, and shall not permit any of its Subsidiaries, to:

(i) amend the Organizational Documents of Parent or any of its Subsidiaries;

(ii) propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(iii) issue, sell or deliver, or agree or commit to issue, sell or deliver, any securities of Parent or any of its Subsidiaries, except: (A) in accordance with the terms of the agreements underlying the Parent Warrants; (B) as required under the terms of any agreements as in effect on the date of this Agreement, including any offer letters, employment agreements or award agreements, the Parent Outside Director Compensation Program, or upon the settlement of Parent RSUs or Parent PSUs in accordance with their terms as in effect on the date of this Agreement in accordance with the applicable terms; (C) for the issuance, delivery or sale of (or agreement to issue, sell or deliver) equity securities by any Subsidiary of Parent to Parent; or (D) in conjunction with ordinary course new hires, promotions, annual salary increases and bonuses, changes in job position or status of any director, officer, or employee who is not a member of the Executive Group or otherwise in the ordinary course of business;

(iv) except for transactions solely among Parent and its Subsidiaries or solely among Parent’s Subsidiaries, directly or indirectly, reclassify, split, combine, subdivide or redeem, repurchase, purchase or otherwise acquire or amend the terms of, any of its capital stock or other equity or voting interest, other than (A) with respect to the Parent Warrants; (B) the withholding or sale of shares of Parent Capital Stock to satisfy Tax obligations incurred in connection with the settlement of Parent RSUs or Parent PSUs in accordance with their terms as in effect on the date of this Agreement; or (C) the acquisition by Parent of Parent RSUs or Parent PSUs in connection with the forfeiture of such awards in accordance with their terms as in effect on the date of this Agreement;

(v) (A) declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock or other equity or voting interest, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock or other equity or voting interest, except for cash dividends made by any direct or indirect wholly owned Subsidiary of Parent to Parent or one of its other wholly owned Subsidiaries or (B) pledge or encumber (other than Permitted Liens not securing Indebtedness) any shares of its capital stock or other equity or voting interests;

(vi) acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any material equity interest therein, other than acquisitions of assets acquired from vendors or suppliers in the ordinary course of business; or

(vii) agree, resolve or commit to take any of the actions prohibited by this Section 6.2.

6.3 Parent Capital Stock. Parent acknowledges and agrees that Parent shall at all times prior to the Closing maintain sufficient authorized and unissued shares of Parent Class A Common Stock to permit the issuance of the Parent Class A Common Stock required to be issued as Consideration at the Closing.

6.4 Parent Board Recommendation.

(a) No Change in Parent Board Recommendation or Entry into an Alternative Acquisition Agreement. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Closing, except as expressly permitted by Section 6.4(b), the Parent Board (or a committee thereof) shall not (i) withhold, withdraw, amend or modify, or publicly propose to withhold, withdraw, amend or modify, the Parent Board Recommendation, (ii) recommend (or publicly propose to recommend) to the Parent Stockholders a Parent Acquisition Proposal or (iii) fail to include the Parent Board Recommendation in the Proxy Statement (any action described in clauses (i) through (iii), a “Parent Board Recommendation Change”).

(b) Parent Board Recommendation Change. Notwithstanding anything to the contrary in Section 6.4(a), at any time prior to Parent’s receipt of the Required Parent Stockholder Approval and subject to Section 9.2(b)(ii):

(i) the Parent Board (or a committee thereof) may effect a Parent Board Recommendation Change in response to an Intervening Event if the Parent Board (or a committee thereof) determines in good faith (after consultation with its financial advisor and outside legal counsel) that the failure to do so would reasonably be expected to violate its fiduciary duties under applicable Law; provided, that the Parent Board (or a committee thereof) shall not effect a Parent Board Recommendation Change unless:

(1) Parent has provided prior written notice to the Company no later than 10 Business Days following the determination by the Parent Board (or a committee thereof) that an Intervening Event has occurred and at least 4 Business Days in advance of the date that the Parent Board (or a committee thereof) intends to effect a Parent Board Recommendation Change, and in any event no later than one Business Day prior to the date of the Parent Stockholder Meeting, which notice shall specify the basis for such Parent Board Recommendation Change, including a reasonably detailed description of the facts and circumstances relating to such Intervening Event;

(2) prior to effecting such Parent Board Recommendation Change, during such 4-Business Day period, Parent has negotiated with the Company and its Representatives in good faith (to the extent that the Company requested to do so) regarding any proposal by the Company to adjust the terms and conditions of this Agreement in response to such Intervening Event, and the Company does not make a binding proposal to Parent Board (or a committee thereof) to amend or modify the terms and conditions of this Agreement in such a manner that the Parent Board (or a committee thereof) no longer determines in good faith that the failure to make a Parent Board Recommendation Change in response to such Intervening Event would reasonably be expected to violate its fiduciary duties under applicable Law; and;

(ii) if Parent has received a bona fide written Parent Acquisition Proposal that the Parent Board (or a committee thereof) has determined in good faith (after consultation with its outside legal counsel and independent financial advisor) constitutes a Parent Superior Proposal, then the Parent Board (or a committee thereof) may effect a Parent Board Recommendation Change with respect to such Parent Acquisition Proposal; provided, that, the Parent Board (or a committee thereof) shall not take any such action unless:

(1) the Parent Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel and independent financial advisor) that the failure to do so would violate its fiduciary duties under applicable Law;

(2) (A) Parent has provided prior written notice to the Company not less than 4 Business Days in advance (the “Notice Period”) to the effect that the Parent Board (or a committee thereof) intends to take the actions described in the first paragraph of this Section 6.4(b) absent a revision to the terms and conditions of this Agreement that would result in such Parent Acquisition Proposal no longer constituting a Parent Superior Proposal, which notice will include the identity of the Person or Group making such Acquisition Proposal and copies of such Parent Acquisition Proposal and all relevant agreements relating to such Acquisition Proposal and (B) during the Notice Period, Parent has negotiated with the Company and its Representatives in good faith and acting reasonably (to the extent that the Company requested to do so) regarding any proposal by the Company to adjust the terms and conditions of this Agreement in response to such Parent Superior Proposal; and

(3) following such Notice Period, the Parent Board (or a committee thereof) (after consultation with its outside legal counsel and independent financial advisor and taking into account the Company’s proposed revisions to the terms and conditions of this Agreement and any other information provided by the Company) shall have determined that the failure of the Parent Board (or a committee thereof) to make a Parent Board Recommendation Change would reasonably be expected to violate its fiduciary duties under applicable Law; provided, that each time material modifications to the terms of a Parent Acquisition Proposal determined to be a Parent Superior Proposal are made (it being understood that any improvement to the financial terms of such proposal shall be deemed to be a material modification), Parent shall notify the Company of such modification and the Notice Period shall recommence for a period equal to the greater of the remaining term of the initial Notice Period and 2 Business Days from the day of such notification.

(c) Notice. Parent shall as promptly as reasonably practicable (and, in any event, within 48 hours from the receipt thereof) notify the Company if a Parent Acquisition Proposal, or any proposal or offer that would reasonably be expected to lead to a Parent Acquisition Proposal, is received by Parent or, to the knowledge of any member of the Parent Board, any Representative thereof. Such notice must include (i) the identity of the Person or Group making such Parent Acquisition Proposal, (ii) a summary of the material terms and conditions of such proposals or offers, and (iii) a copy of any such proposal or offer and copies of all material agreements relating to such proposal or offer (and if such proposal or offer was made orally, a reasonably detailed written summary of such communication). Thereafter, Parent shall keep the Company fully informed, on a prompt basis, of the status and material terms of any such proposals or offers (including any amendments or other modifications thereto).

6.5 Seller Loan Amount. At the Closing, Seller shall deliver to Parent documentation reasonably satisfactory to Parent evidencing the Seller Loan Amount and, following the receipt of such documentation, Parent shall pay, or cause to be paid, to Seller an amount in cash equal to the Seller Loan Amount; provided, that (a) Parent shall in no event be required to pay any Seller Loan Amount in excess of an amount equal to (i) $500,000 multiplied by (ii) the aggregate number of calendar months (including a prorated portion for any incomplete months) between the date of this Agreement and the Closing Date and (b) any Seller Loan Amount in excess of the amount described in clause (a) shall be forgiven by Seller.

6.6 No Control of the Other Party’s Business. Parent acknowledges and agrees that the restrictions set forth in this Agreement are not intended to give Parent or Buyer, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Closing. Prior to the Closing, each of Parent, Buyer, and the Company shall exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over their own business and operations.

ARTICLE VII

ADDITIONAL COVENANTS

7.1 Efforts. Upon the terms, and subject to the conditions set forth in this Agreement (including this Section 7.1), the Company shall (and shall cause its Subsidiaries to), and Seller shall cause the Company and its Subsidiaries to, on the one hand, and Parent shall (and shall cause its Subsidiaries (including Buyer) to), on the other hand, use their respective reasonable best efforts: (a) to take (or cause to be taken) all actions; (b) do (or cause to be done) all things; and (c) assist and cooperate with the other Parties in doing (or causing to be done) all things, in each case as are necessary, proper or advisable pursuant to applicable Law or otherwise to consummate and make effective, as promptly as practicable, the Transaction, including by (i)(A) obtaining all consents, waivers, approvals, Orders and authorizations from Governmental Authorities, including pursuant to all applicable Antitrust Laws and Financial Regulatory Laws that are necessary or advisable to consummate the Transaction; (B) making all registrations, declarations and filings with Governmental Authorities, including pursuant to all applicable Antitrust Laws and Financial Regulatory Laws, in each case that are necessary or advisable to consummate the Transaction; and (C) obtaining, in consultation with the other Party, all consents, waivers and approvals and delivering all notifications pursuant to any Company Material Contracts listed on Section 3.4(b) of the Company and Seller Disclosure Letter or contract of Parent or any of its Subsidiaries listed on Section 4.3(b) of the Parent Disclosure Letter.

7.2 Regulatory Matters.

(a) Regulatory Filings. Each of the Company (and its Affiliates, if applicable) and Seller, on the one hand, and Parent and Buyer (and their respective Affiliates, if applicable), on the other hand, shall, to the extent required, promptly (and, (i) in any case, unless otherwise agreed by the Company, Seller and Parent acting reasonably as set forth in Section 8.1(d) in the case of Financial Regulatory Law filings, (ii) as promptly as practicable following a determination by Parent and the Company that a filing is required under the HSR Act and (iii) as soon as reasonably practicable after the date of this Agreement in the case of all other filings or submissions or, in any case, within such shorter time periods as may be required pursuant to applicable Law), file such applications, notification filings, forms and submissions, including any draft notifications in jurisdictions requiring pre-notification, with any Governmental Authority as are required to obtain any other Regulatory Approvals. Without limiting the foregoing, each of the Company (and its Affiliates, if applicable) and Seller, on the one hand, and Parent and Buyer (and their respective Affiliates, if applicable), on the other hand, shall promptly inform the other of any communication from any Governmental Authority regarding the Transaction in connection with such filings. Without limitation to Section 7.2(c), if any Party or Affiliate thereof receives any comments or a request for additional information or documentary material from any Governmental Authority with respect to the Transaction, then such Party shall make (or cause to be made), as promptly as practicable and after consultation with the other Parties, an appropriate response to such request.

(b) Each of the Company (and its Affiliates, if applicable) and Parent and Buyer shall (i) cooperate and coordinate (and shall cause their respective Affiliates to cooperate and coordinate) with the other in the making of such filings or submissions; (ii) supply the other (or cause the other to be supplied) with any information that may be required in order to make such filings or submissions; (iii) supply (or cause to be supplied) any additional information that may be required or requested by the applicable Governmental Authorities in connection with making such filings or submissions and obtaining the Regulatory Approvals; and (iv) use (and cause their respective Affiliates to use) reasonable best efforts to take all actions required, proper or advisable to obtain the Regulatory Approvals, in each case promptly and in any event prior to the Termination Date and to avoid any action, Legal Proceeding, Order or other determination by any Governmental Authority under any Financial Regulatory Laws or to obtain any other Regulatory Approval. Notwithstanding the foregoing, any confidential or personal information of Seller may be delivered through Seller’s counsel directly to any applicable regulators. Neither the Company nor any Subsidiary of the Company may, unless expressly provided for under this Agreement, without the consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), (A) cause any such filing or submission applicable to it to be withdrawn or refiled for any reason, including to provide the applicable Governmental Authority with additional time to review any part of the Transaction, or (B) consent to any voluntary extension of any statutory deadline or waiting period or to any voluntary delay of the consummation of the Transaction.

(c) Cooperation. In furtherance and not in limitation of the foregoing, Parent, Buyer and the Company shall (and shall cause their respective Affiliates to), subject to any restrictions under applicable Laws or by any Governmental Authority, (i) promptly notify the other Parties of, and, if in writing, furnish the others with copies of (or, in the case of oral communications, advise the others of the contents of) any material communication received by such Person from a Governmental Authority in connection with the Transaction and permit the other Parties to review and discuss in advance (and to consider in good faith any comments made by the other Parties in relation to) any proposed draft notifications, formal notifications, filing, submission or other written communication (and any analyses, memoranda, white papers, presentations, correspondence or other documents submitted therewith) made in connection with the Transaction to a Governmental Authority; (ii) keep the other Parties informed with respect to the status of any such submissions and filings to any Governmental Authority in connection with the Transaction and any material developments, meetings or discussions with any Governmental Authority in respect thereof, including with respect to (A) the receipt of any non-action, action, clearance, consent, approval or waiver, (B) the expiration of any waiting period, (C) the commencement or proposed or threatened commencement of any Legal Proceeding in connection with the receipt of the Regulatory Approvals, and (D) the nature and status of any objections raised or proposed or threatened to be raised by any Governmental Authority with respect to the Transaction; and (iii) not participate in any meeting, hearing, proceeding or discussions (whether in person, by telephone or otherwise) with or before any Governmental Authority in respect of the Transaction without giving the other Parties reasonable prior notice of such meeting, hearing, proceeding or discussion and, unless prohibited by such Governmental Authority, the opportunity to attend or participate. However, each of Parent, Buyer and the Company may designate any non-public or competitively sensitive information (including Trade Secrets) provided to any Governmental Authority as restricted to “outside counsel only” and any such information shall not be shared with employees, officers or directors or their equivalents of the Company without approval of Parent if Parent is providing the non-public or competitively sensitive information, or of Parent or Buyer if the Company is providing such information; provided, that each of Parent, Buyer or the Company may redact any valuation and related information before sharing any information provided to any Governmental Authority with another Party on an “outside counsel only” basis, and that Parent, Buyer and the Company shall not in any event be required to share information that is entitled to legal privilege with the other Parties, even on an “outside counsel” only basis, where this would reasonably be expected to cause such information to cease to be entitled to legal privilege.

(d) Strategy. Without limiting or otherwise modifying any of its obligations set forth elsewhere in this Section 7.2, except as otherwise expressly provided herein, the Company and Parent shall jointly determine the strategy to be pursued for obtaining and jointly lead the effort to obtain all necessary actions, nonactions, consents and clearances from Governmental Authorities in connection with the Transaction, and each Party shall use its reasonable best efforts to cooperate with each other Party in connection therewith.

(e) Legal Proceedings. In complying with this Section 7.2, it is understood that Parent is not required to (i) oppose, through and including litigation on the merits (and any appeals with respect thereto), any claim asserted in court or other forum by any person or Governmental Authority in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that would restrain or prevent the Closing by the Termination Date or (ii) proffer, make proposals, apply for, negotiate, execute, carry out or submit to agreements or Orders providing for (A) the sale, transfer, license, divestiture, abandonment, encumbrance or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets, categories of assets, license, including any money transmission license, rights, products, operations or categories of operations of Parent, the Company or any of their respective Affiliates, (B) the discontinuation of any product or service of Parent, the Company or any of their respective Affiliates, (C) the licensing or provision of any technology, software or other Intellectual Property Rights of Parent, the Company or any of their respective Affiliates to any Person, (D) the imposition of any limitation or regulation on the ability of Parent or any of its Affiliates to freely conduct their business or own their assets, (E) the holding separate of the Company Shares or any limitation or regulation on the ability of Parent or any of its Affiliates to exercise full rights of ownership of the Company Shares, or (F) terminating, modifying or assigning existing relationships, joint ventures, Contracts, or obligations of Parent or Buyer (or their respective Affiliates, if applicable), on the one hand, or the Company and its Subsidiaries, on the other hand, or (G) any actions that are not conditioned on the occurrence of the Closing; provided, however, that notwithstanding the foregoing, Parent shall be required to take (or cause to be taken) any action described in clauses (A) through (F) to the extent that (1) such action would not reasonably be expected to be material and adverse to the business, operations or financial condition of any of (x) the Company Group or (y) Parent, Buyer, and their respective Subsidiaries, and (2) such action is expressly conditioned upon the occurrence of the Closing.

(f) Financial Regulatory Law Requirements. Notwithstanding any other provision of this Section 7.2, within 20 Business Days after the execution of this Agreement, the Parties shall provide to the applicable regulator(s) of money transmission, stored value, payment instruments, virtual currency (or similar) services (which, for the avoidance of doubt, shall include the New York State Department of Financial Services with respect to a virtual currency business activity license) (“Money Services Regulator”) in any jurisdiction in which Parent or its Subsidiaries is registered or has applied to be registered as a provider of money transmission, virtual currency, or similar services (“Registered Entity”), a joint signed writing, from or on behalf of the applicable Registered Entity and the Company informing such Money Services Regulator that the Parties have entered into this Agreement, preliminarily describing the Transaction, and providing such other information as the Company, Seller, Buyer, and Parent may deem appropriate (each such writing, a “Money Services Letter”). The Company, Seller, Buyer, and Parent agree to sign each Money Services Letter submitted to each applicable Money Services Regulator. In the event any Money Services Regulator requires or requests an application for approval with respect to a change in control of Parent and its Subsidiaries (and, as necessary, a change in control of the Company, Buyer, or any of its respective Affiliates or Subsidiaries) (“Money Services Application”), the Company, Seller, Buyer, or Parent (as required by Law) shall cooperate to assemble and provide each such Money Services Application to the appropriate Money Services Regulator.

7.3 Proxy Statement.

(a) Preparation. Following the execution of this Agreement, Parent will prepare (with the Company’s reasonable cooperation) and, shall use commercially reasonable efforts to, as promptly as reasonably practicable after the execution of this Agreement (and in any event, no later than 15 Business Days after the execution of this Agreement), file with the SEC a preliminary proxy statement to be sent to the Parent Stockholders in connection with the Parent Stockholder Meeting (the proxy statement, including any amendments or supplements, the “Proxy Statement”); provided, that, for the avoidance of doubt, Parent’s obligation with respect to the Proxy Statement shall be conditioned, in all respects, on the Company

Group’s timely delivery to Parent of all such documents, information or materials, including but not limited to financial statements, necessary for Parent to prepare the Proxy Statement. Parent will (i) include the Parent Board Recommendation in the Proxy Statement; and (ii) use appropriate efforts to solicit proxies to obtain the Required Parent Stockholder Approval. Promptly following the earlier of (A) confirmation by the SEC that it has no further comments and (B) expiration of the 10-day waiting period contemplated by Rule 14a-6(a) promulgated under the Exchange Act without comment from the SEC (such earlier date, the “Proxy Statement Clearance Date”), Parent will cause the Proxy Statement in definitive form to be sent to Parent Stockholders.

(b) Assistance. The Company and Seller will furnish all information concerning such Person and its Affiliates to Parent and Buyer, and provide such other assistance, as may be reasonably requested by Parent or Buyer to be included therein and will otherwise reasonably assist and cooperate with the other in the preparation, filing and distribution of the Proxy Statement and the resolution of any comments to the Proxy Statement received from the SEC.

(c) Other Required Parent Filings. If Parent or Buyer determines that it is required to file any document with the SEC as a result of the Transaction or the Parent Stockholder Meeting pursuant to applicable Law (an “Other Required Parent Filing”), then Parent and Buyer will use their respective reasonable best efforts to promptly prepare and file such Other Required Parent Filing with the SEC. Parent and Buyer will use reasonable best efforts to cause any Other Required Parent Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NYSE.

(d) Consultation Prior to Certain Communications. Parent, Buyer, and their Representatives, on the one hand, and the Company and Seller and their respective Representatives, on the other hand, may not communicate in writing with the SEC or its staff with respect to Proxy Statement without first providing the other Parties a reasonable opportunity to review and comment on such written communication, and each Party shall give due consideration to all reasonable additions, deletions or changes suggested thereto by the other Parties or their respective counsel that are timely received. None of Parent, the Company or any of their respective Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with the SEC, or any member of the staff thereof, in respect of the Proxy Statement unless it consults with the other Parties in advance and, to the extent permitted by the SEC, allows the other Parties to participate.

(e) Each of Parent and the Company shall use its reasonable best efforts to take any other action required to be taken by it under the Securities Act, the Exchange Act, the rules and policies of the NYSE and the DGCL.

7.4 Parent Stockholder Meeting.

(a) Call of Parent Stockholder Meeting. Parent shall establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders as promptly as reasonably practicable after the Proxy Statement Clearance Date for the purpose of obtaining the Required Parent Stockholder Approval, and approval of such other proposals as the Parties mutually agree are necessary or advisable in connection with the Transaction (including any adjournment, postponement or other delay thereof, the “Parent Stockholder Meeting”). In furtherance of the foregoing, Parent shall conduct in a timely manner a “broker search” in accordance with Rule 14a-13 of the Exchange Act. Parent shall use its reasonable best efforts to solicit proxies to obtain the Required Parent Stockholder Approval. Parent shall permit the Company and its Representatives to attend the Parent Stockholder Meeting.

(b) Adjournment of Parent Stockholder Meeting. Notwithstanding anything to the contrary in this Agreement, Parent will postpone or adjourn the Parent Stockholder Meeting to the extent necessary (i) to allow additional solicitation of votes in order to obtain the Required Parent Stockholder Approval; or (ii) if there are holders of an insufficient number of shares of the Parent Capital Stock present or represented by proxy at the Parent Stockholder Meeting to constitute a quorum at the Parent Stockholder Meeting; provided, however, Parent shall not be required to postpone or adjourn the Parent Stockholder Meeting for purposes of obtaining the Required Parent Stockholder Approval more than three (3) times within an aggregate period of not greater than 60 days following the original scheduled date of the Parent Stockholder Meeting.

7.5 Anti-Takeover Laws. Neither the Company nor Parent will take any action that would cause any restrictions on business combinations set forth in the Organizational Documents of Parent or the Company or any “takeover” Law to become applicable to this Agreement or the Transaction. Each of the Company, Parent and the Special Committee shall (a) take all reasonable actions within their power to ensure that no “anti-takeover” statute or similar statute or regulation or Organizational Documents of Parent or the Company provision is or becomes applicable to the Transaction; and (b) if any “anti-takeover” statute or similar statute or regulation or any related provision of the Organizational Documents of Parent or the Company becomes applicable to the Transaction, take all reasonable actions within their power to ensure that the Transaction may be consummated as promptly as reasonably practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation or related provision of the Organizational Documents of Parent or the Company on the Transaction.

7.6 Access. As necessary during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Closing, the Company Group shall afford Parent, Buyer and their respective Representatives reasonable access, consistent with applicable Law, during normal business hours, upon reasonable advance request, to its properties, books and records, Contracts and personnel (including employees and agents) solely to the extent necessary for the purpose of planning for the potential consummation of the Share Purchase and the operation of the Parties following the Closing. Any investigation conducted pursuant to the access contemplated by this Section 7.6 shall be conducted in a manner that (i) does not unreasonably interfere with the conduct of the business of the Company Group or otherwise result in any significant interference with the prompt and timely discharge by officers, employees and other authorized Representatives of the Company Group of their normal duties or (ii) create a risk of damage or destruction to any property or assets of the Company Group. Any access to the properties of the Company Group (x) shall be subject to such reasonable safety and security measures and insurance requirements and the terms of any underlying lease thereof, and (y) shall not include any testing, sampling, monitoring or analysis of soil, groundwater, building materials, indoor or ambient air, or other environmental media without the written consent of the Company. Notwithstanding anything to the contrary in this Agreement, the Company may satisfy its covenants set forth in this Section 7.6 by electronic means if physical access is not reasonably feasible.

7.7 Public Statements and Disclosure. The initial press release with respect to the execution of this Agreement shall be a joint press release and be in the form previously agreed to by the Parties, and following such initial press releases, Parent and the Company shall consult with each other before issuing, and give each other the reasonable opportunity to review and comment upon (and consider in good faith any comments made by the other Parties in relation to), any press release or other public statements (or any statements that are reasonably likely to become public) with respect to the Transaction and shall not issue any such press release or make any such public statement prior to such consultation and without the prior written consent of (x) Parent in the case of any such press release or public statement by the Company (which consent shall not be unreasonably withheld or delayed) or (y) the Company in the case of any such press release or public statement by Parent or Buyer (which consent shall not be unreasonably withheld or delayed), except that no such consent shall be required for any such press release or public statement required by applicable Law, court process or by obligations pursuant to any rules of, or listing agreement with, any national securities exchange or national securities quotation system (and then only after as much advance notice to the other Parties and consultation as is feasible) if the applicable Party has provided a right to review such press release or public statement (to the extent permissible); provided, that neither Parent nor the Company shall be obligated to engage in such consultation with respect to communications (including communications directed to employees, suppliers, customers, partners, vendors or stockholders) that are consistent with public statements previously made in accordance with this Section 7.7 or any communications plan previously agreed to by the Company and Parent.

7.8 Transaction Litigation. Prior to the Closing, each Party will provide the other Party with prompt notice of all Transaction Litigation (including by providing copies of all pleadings with respect thereto) and keep the other Party reasonably informed with respect to the status thereof. Notwithstanding anything to the contrary in Section 10.2, the notice contemplated by the prior sentence will only be delivered to counsel to such other Party and may be delivered by email.

7.9 Tax Matters.

(a) Prior to the Closing Date, the Company shall elect, and shall cause each of its Subsidiaries that is a “foreign eligible entity” within the meaning of Treasury Regulations Section 301.7701-3 and is either directly held by the Company or held indirectly solely through other such “foreign eligible entities” (the “Eligible Subsidiaries”) to elect, on IRS Form 8832 to be classified for U.S. federal income tax purposes as a “partnership” or “disregarded as a separate entity”, as applicable (the “U.S. Entity Classification Election”). The U.S. Entity Classification Election shall be made effective at least one day prior to the Closing Date. As a result of the U.S. Entity Classification Election, the Share Purchase is intended to be treated as a purchase of the assets of the Company and the Eligible Subsidiaries and an assumption of the liabilities of the Company, together with a purchase of the stock of the Subsidiaries that are not Eligible Subsidiaries, in each case for U.S. federal income tax purposes (the “Intended Tax Treatment”). The Share Purchase shall be reported by the Parties for all Tax purposes in accordance with the Intended Tax Treatment, and no Party shall take any position inconsistent with the Intended Tax Treatment, unless otherwise required by a Governmental Authority as a result of a change in applicable Law after the date hereof or a “determination” within the meaning of Section 1313(a) of the Code. Other than as contemplated by this Agreement, the Parties covenant and agree that they will not take any actions before or after the Closing that would be reasonably expected to prevent the Share Purchase from qualifying for the Intended Tax Treatment. In the event that, following the date of this Agreement, one of the Parties reasonably determines that the U.S. Entity Classification Election with respect to an Eligible Subsidiary is expected to result in more than de minimis adverse Tax consequences to such Party, the Parties shall cooperate in good faith to structure the acquisition of such Eligible Subsidiary in a manner that results in a U.S. tax basis step-up (including through an election under Section 338(g) of the Code) without incurring such adverse Tax consequences. For the avoidance of doubt, Parent shall be permitted to make an election under Section 338(g) of the Code with respect to any Subsidiary of the Company which is not a U.S. person for U.S. federal tax purposes and for which a U.S. Entity Classification Election is not made.

(b) Following the Closing Date, Buyer shall allocate the Consideration (and any Top-up Consideration), together with any other amounts treated for U.S. federal income tax purposes as consideration for the assets of the Company and its Subsidiaries, among the assets of the Company and its Subsidiaries in accordance with Sections 751, 755 and 1060 of the Code and the Treasury Regulations promulgated thereunder (the “Allocation”). Buyer shall provide a draft Allocation to Seller, and Seller shall have 30 days to review such draft Allocation and provide any reasonable comments to Buyer, which comments Buyer shall consider in good faith. The Allocation, as finally determined by Buyer, shall be final, conclusive and binding on the parties absent manifest error. Each of Buyer, the Company and Seller shall

(and shall cause its respective Affiliates to and, in the case of Seller, direct all Company Beneficial Owners to) prepare and file its Tax Returns on a basis consistent with the Allocation and shall (and shall cause its respective Affiliates to) take no position inconsistent with the Allocation on any Tax Return, except to the extent as a result of a change in applicable Law after the date the Allocation is finally determined or a “determination” within the meaning of Section 1313(a) of the Code. If the Allocation is disputed by any Governmental Authority, the party receiving notice of the dispute shall promptly notify the other party hereto.

7.10 Employee Matters.

(a) Parent agrees that each Employee at the Closing who continues to remain employed with the Company (a “Continuing Employee”) shall, during the period commencing at the Closing and ending on the first anniversary of the Closing, be provided with (i) base salary, base wage or base fee rate that is no less favorable than those provided to similarly situated employees of Parent and (ii) to the extent applicable, employee benefits (including severance benefits) on terms no less favorable than similarly situated Employees of Parent.

(b) Parent shall, to the extent applicable, take commercially reasonable actions to (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates to be waived with respect to the Continuing Employees and their eligible dependents, (ii) give each Continuing Employee credit for the plan year in which the Closing occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Closing for which payment has been made and (iii) give each Continuing Employee service credit for such Continuing Employee’s employment with the Company and its Subsidiaries for purposes of vesting, benefit accrual and eligibility to participate under each applicable Parent benefit plan, as if such service had been performed with Parent, except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits.

(c) Nothing contained in this Agreement is intended to (i) be treated as an amendment of any particular Company Employee Plan, (ii) prevent Parent, Buyer or any of their Affiliates from amending or terminating any of their benefit plans in accordance their terms, (iii) prevent Parent, Buyer or any of their Affiliates, after the Closing, from terminating the employment of any Continuing Employee, or (iv) create any third-party beneficiary rights in any Employee, any beneficiary or dependent thereof, or any collective bargaining representative thereof, with respect to the compensation, terms and conditions of employment or benefits that may be provided to any Continuing Employee by Parent, Buyer or any of their Affiliates or under any Employee Plan which Parent, Buyer or any of their Affiliates may maintain.

7.11 Special Committee. For all purposes under this Agreement and the other agreements contemplated hereby, Parent and the Parent Board, as applicable, shall act only as directed by the Special Committee. Prior to the Closing (or, if earlier, the valid termination of this Agreement in accordance with Article IX), without the prior written consent of the Special Committee, (a) the Parent Board shall not dissolve or otherwise dismantle the Special Committee, or revoke or diminish the authority of the Special Committee, and (b) neither Parent, Buyer nor their respective Affiliates shall remove or cause the removal of any director of the Parent Board that is a member of the Special Committee either as a member of the Parent Board or such Special Committee other than for cause. For all purposes under this Agreement and the Related Agreements, the Parent and the Parent Board, as applicable, shall act, including with respect to the granting of any approval, consent, permission or waiver and the consideration or determination of, comment on, or consultation with respect to, any matter (and, in each case, phrases of like import), only as directed by the Special Committee.

7.12 Indemnification Provisions. Parent and Buyer agree that, from and after the Closing, all rights to indemnification, advancement of expenses and exculpation by Seller, the Company and any of its Subsidiaries now existing in favor of each Person who is now, or has been at any time prior to the Closing Date, a director, manager or officer of the Company, as provided in the Organizational Documents of the Company, in each case as in effect on date hereof, or pursuant to any other agreements in effect on the date hereof and disclosed in Section 7.12 of the Company and Seller Disclosure Letter and made available to Parent, shall survive the Closing Date and shall continue in full force and effect in accordance with their respective terms.

7.13 Cooperation Agreement. The Parties agree that, effective as of, and conditioned upon, the Closing, the Cooperation Agreement shall automatically terminate in its entirety without any further action by any party thereto. From and after the Closing, no party to the Cooperation Agreement shall have any further rights or obligations thereunder, and the Cooperation Agreement shall be of no further force or effect.

7.14 Employment Agreement. Effective as of, and conditioned upon, Closing, the Employment Agreement, dated as of March 19, 2025, as amended and restated on November 14, 2025, by and between Parent and Seller (the “Seller Employment Agreement”) shall be amended and restated in its entirety, solely to the extent necessary to reflect the terms and conditions of this Agreement and Transaction.

7.15 Stock Exchange Listing.

(a) Parent shall cause the shares of Parent Class A Common Stock to be issued in the Transaction to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Closing.

(b) Parent shall ensure that Parent remains listed as a public company on, and for shares of Parent Class A Common Stock to be listed on, the NYSE.

7.16 Confirmatory Intellectual Property Assignment. Prior to Closing, the Company shall use commercially reasonable efforts to obtain a customary confirmatory assignment of Intellectual Property Rights in a form reasonably satisfactory to Parent from each Employee that developed, contributed to, modified, or improved Company Technology that is material and necessary for the conduct of the Company Group’s business as of the date of this Agreement and for whom a proprietary information and invention assignment agreement with the Company Group has not been made available to Parent.

ARTICLE VIII

CLOSING CONDITIONS

8.1 Each Party’s Conditions to Close. The obligations of the Parties to consummate the Closing are subject to the satisfaction at or prior to the Closing of each of the following conditions:

(a) Governmental Approval. The waiting periods (and any extensions thereof), if any, applicable to the Transaction pursuant to the HSR Act will have expired or otherwise been terminated, and all requisite consents, approvals, and clearances (as applicable) pursuant to such Law will have been obtained.

(b) Stockholder Approvals. Parent shall have received the Required Parent Stockholder Approval at the Parent Stockholder Meeting.

(c) No Prohibitive Laws or Injunctions. No Law or Order (whether temporary, preliminary or permanent) of any Governmental Authority of competent jurisdiction which has the effect of making the Transaction illegal or otherwise prohibiting, preventing, enjoining, restraining or impairing the consummation of the Transaction (such Law or Order, a “Restraint”) shall have been enacted, entered, promulgated or enforced and be continuing in effect.

(d) Financial Regulatory Approvals. The Governmental Authorizations required under Financial Regulatory Laws for the licenses set forth on Schedule 8.1(d) shall have been obtained or delivered (the “Specified Financial Regulatory Authorizations”).

8.2 Additional Conditions to the Company and Seller’s Obligation to Close. The obligations of the Company and Seller to consummate the Closing are subject to the satisfaction (or waiver by Seller) at or prior to the Closing of each of the following conditions:

(a) Parent and Buyer Representations and Warranties.

(i) Other than the representations and warranties listed in Section 8.2(a)(ii), the representations and warranties of Parent and Buyer set forth in this Agreement shall have been true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all respects on the date they were made and shall be true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all respects on and as of the Closing Date as though such representations and warranties were made on and as of such date (other than the representations and warranties of Parent and Buyer made only as of a specified date, which shall be true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all respects as of such date), except where any failure of any such representations and warranties to be true and correct would not be a Parent Material Adverse Effect.

(ii) The representations and warranties of Parent and Buyer set forth in Sections 4.1, 4.2, 4.3(a), 4.5, 4.7 and 4.18 shall have been true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all material respects on the date they were made and shall be true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date (other than the representations and warranties of Parent and Buyer made only as of a specified date, which shall be true and correct (without giving effect to any materiality or Parent Material Adverse Effect or similar qualification contained therein) in all material respects as of such date).

(b) Parent and Buyer Covenants. Each of Parent and Buyer shall have performed and complied in all material respects with their covenants and obligations under this Agreement required to be performed and complied with by it prior to the Closing.

(a) Registration Rights Agreement. The Registration Rights Agreement executed and delivered on the date of this Agreement shall be in full force and effect as of the Closing and shall not have been revoked, rescinded or otherwise repudiated by Parent.

(b) Restrictive Covenant Agreement. The Restrictive Covenant Agreement executed and delivered on the date of this Agreement shall be in full force and effect as of the Closing and shall not have been revoked, rescinded or otherwise repudiated by Parent.

(c) Parent Material Adverse Effect. No Parent Material Adverse Effect shall have occurred or arisen after the date of this Agreement that is continuing.

(d) Closing Deliverables. Prior to or concurrently with the Closing, Parent shall have delivered to the Company and Seller the following (which remain or will be in full force and effect as of the Closing, as applicable):

(i) instrument of transfer in respect of the Consideration in favor of Seller, in form and substance acceptable to Seller (acting reasonably), duly executed by Parent in their capacity as transferor;

(ii) the share certificates for the Consideration or book-entry notifications;

(iii) a certificate of Parent, validly executed for and on behalf of Parent and in its name by the Chief Executive Officer of Parent, certifying that the conditions set forth in Sections 8.2(a) through 8.2(c) have been satisfied.

(e) NYSE Listing. The shares of Parent Class A Common Stock that shall be issuable pursuant to this Agreement shall have been authorized for listing on the NYSE, subject to official notice of issuance.

8.3 Additional Conditions to Parent’s and Buyer’s Obligations to Close. The obligations of Parent and Buyer to consummate the Closing are subject to the satisfaction (or waiver by Buyer) at or prior to the Closing of each of the following conditions:

(a) Company and Seller Representations and Warranties.

(i) Other than the representations and warranties listed in Section 8.3(a)(ii), the representations and warranties of the Company and Seller set forth in this Agreement shall have been true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all respects on the date they were made and shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all respects on and as of the Closing Date as though such representations and warranties were made on and as of such date (other than the representations and warranties of the Company and Seller made only as of a specified date, which shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all respects as of such date), except where any failure of any such representations and warranties to be true and correct would not be a Company Material Adverse Effect.

(ii) The representations and warranties of the Company and Seller set forth in Sections 3.1, 3.2, 3.3, 3.4(a), 3.6, 3.7, 3.11(b), 3.16, 3.23, 3.26, 3.27, and 3.31 shall have been true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all material respects on the date they were made and shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date (other than the representations and warranties of the Company and Seller made only as of a specified date, which shall be true and correct (without giving effect to any materiality or Company Material Adverse Effect or similar qualification contained therein) in all material respects as of such date).

(b) Company and Seller Covenants. The Company and Seller shall have performed and complied in all material respects with their covenants and obligations in this Agreement required to be performed and complied with by the Company and Seller at or prior to the Closing.

(c) Company Material Adverse Effect. No Company Material Adverse Effect shall have occurred or arisen after the date of this Agreement that is continuing.

(d) Restrictive Covenant Agreement. The Restrictive Covenant Agreement executed and delivered on the date of this Agreement shall be in full force and effect as of the Closing and shall not have been revoked, rescinded or otherwise repudiated by Seller.

(e) Closing Deliverables. Prior to or concurrently with the Closing, the Company or Seller shall have delivered to Buyer the following (which remain or will be in full force and effect as of the Closing, as applicable):

(i) instrument of transfer in respect of the Company Shares in favor of Buyer, in form and substance acceptable to Buyer (acting reasonably), duly executed by Seller in their capacity as transferor;

(ii) copy of a written resolution of the Company Board approving (i) the transfer of the Company Shares from Seller to Buyer; (ii) the recording of the transfer of the Company Shares in the corporate register of the Company in the name of Buyer, and (iii) instructing the secretary to undertake the necessary filings at the Registrar of Companies in Cyprus in relation to the transfer of the Company Shares in the name of Buyer and the changes to the officers of the Company;

(iii) duly executed Investor Questionnaires from Seller and each Company Beneficial Owner;

(iv) a Joinder Agreement, each duly executed by each Company Beneficial Owner;

(v) duly executed statements described in Treasury Regulation Section 1.1445-11T(d)(2)(i) and Treasury Regulation Section 1.1446(f)-2(b)(4) with respect to the Company, in form and substance acceptable to Buyer (acting reasonably); provided, that Parent’s sole recourse against the failure to provide such statements shall be to withhold Taxes in accordance with Section 2.7; and

(vi) a certificate of the Company, validly executed for and on behalf of the Company and in its respective name by a duly authorized officer thereof, certifying that the conditions set forth in Sections 8.3(a) through 8.3(c) have been satisfied.

8.4 Frustration of Closing Conditions. None of the Parties may rely, either as a basis for not consummating the Transaction or as a basis for terminating this Agreement and abandoning the Transaction, on the failure of any condition set forth in Article VIII, as the case may be, to be satisfied if such failure was caused by any action or omission of such Party of any of its Affiliates, including those that may give rise to a breach of this Agreement.

ARTICLE IX

TERMINATION, AMENDMENT AND WAIVER

9.1 Termination. This Agreement may be validly terminated only as follows (it being understood and agreed that this Agreement may not be terminated for any other reason or on any other basis):

(a) at any time prior to the Closing by mutual written agreement of the Company and Parent;

(b) by either the Company or Parent, at any time prior to the Closing if any Restraint has become permanent, final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b) shall not be available to any Party that has failed to comply with the terms of Section 7.2;

(c) by either the Company or Parent, at any time prior to the Closing (whether prior to or after the receipt of the Required Parent Stockholder Approval) if the Closing has not occurred by 11:59 p.m., New York City time, on July 11, 2026 (the “Termination Date”); provided, that if on the Termination Date, any of the conditions set forth in Section 8.1(a), Section 8.1(c) (to the extent that the applicable Restraint constitutes or is enacted, entered, promulgated or enforced under, Financial Regulatory Laws), or Section 8.1(d) shall not have not been satisfied, then the Termination Date shall be automatically extended (without the action of any Party) to October 9, 2026, and such date shall become the Termination Date for purposes of this Agreement; provided, further, that in the event that the Closing would occur in accordance with Section 2.2 on a date (the “Specified Date”) that occurs within 3 Business Days after the Termination Date (as extended pursuant to this Section 9.1(c)), then the Termination Date shall be automatically extended to the Specified Date and the Specified Date shall become the Termination Date for purposes of this Agreement; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to (i) either the Company or Parent if the other Party is pursuing a Legal Proceeding against it pursuant to Section 10.8(b); or (ii) any Party whose action or failure to act (which action or failure to act constitutes a breach by such Party of this Agreement) has been the primary cause of, or primarily resulted in, either (A) the failure to satisfy any of the conditions to the obligations of the other Party to consummate the Share Purchase prior to the Termination Date, or (B) the failure of the Closing to have occurred prior to the Termination Date;

(d) by the Company or Parent, if the Required Parent Stockholder Approval is not received at the Parent Stockholder Meeting (including any adjournments or postponements thereof);

(e) by the Company, if Parent has breached or failed to perform in any material respect any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.2(a) or Section 8.2(b), except that if such breach or failure to perform is capable of being cured by the Termination Date, the Company shall not be entitled to terminate this Agreement prior to the delivery by the Company to Parent of written notice of such breach or failure to perform, delivered at least 30 days prior to such termination, stating the Company’s intention to terminate this Agreement pursuant to this Section 9.1(e) and the basis for such termination, it being understood that the Company shall not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to the end of such 30-day period; provided, however, the Company shall not have the right to terminate this Agreement pursuant to this Section 9.1(e) if, at the time that such termination would otherwise take effect in accordance with the foregoing, the Company or Seller is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.3(a) or Section 8.3(b) to be satisfied;

(f) by Parent, if the Company or Seller has breached or failed to perform in any material respect any of its respective representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.3(a) or Section 8.3(b), except that if such breach or failure to perform is capable of being cured by the Termination Date, Parent shall not be entitled to terminate this Agreement pursuant to this Section 9.1(f) prior to the delivery by Parent to the Company or Seller, as applicable, of written notice of such breach or failure to perform, delivered at least 30 days prior to such termination, stating Parent’s intention to terminate this Agreement pursuant to this Section 9.1(f) and the basis for such termination, it being understood that Parent shall not be entitled to terminate this Agreement if such breach or failure to perform has been cured prior to the end of such 30-day period; provided, however, that Parent shall not have the right to terminate this Agreement pursuant to this Section 9.1(f) if, at the time that such termination would otherwise take effect in accordance with the foregoing, it is then in material breach of any representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform would result in a failure of a condition set forth in Section 8.2(a) or Section 8.2(b) to be satisfied;

(g) by the Company, prior to such time as the Required Parent Stockholder Approval is obtained, if the Parent Board shall have made a Parent Board Recommendation Change;

(h) by Seller, at any time prior to the Closing, if (i) Parent terminates Seller’s employment under the Seller Employment Agreement, other than for Cause (as defined therein), or (ii) Seller terminates Seller’s employment under the Seller Employment Agreement for Good Reason (as defined therein); or

(i) by Parent, at any time prior to the Closing, if (i) Parent terminates Seller’s employment under the Seller Employment Agreement for Cause (as defined therein), or (ii) Seller terminates Seller’s employment under the Seller Employment Agreement other than for Good Reason (as defined therein).

9.2 Manner and Notice of Termination; Effect of Termination.

(a) Manner of Termination. The Party terminating this Agreement pursuant to Section 9.1 (other than pursuant to Section 9.1(a)) must deliver prompt written notice thereof to the other Parties specifying the provision of Section 9.1 pursuant to which this Agreement is being terminated and setting forth in reasonable detail the facts and circumstances forming the basis for such termination pursuant to such provision.

(b) Effect of Termination.

(i) Any valid termination of this Agreement pursuant to Section 9.1 will be effective immediately upon the mutual written agreement of the Company and Parent or the delivery of written notice by the terminating Party to the other Parties. In the event of the termination of this Agreement pursuant to Section 9.1, this Agreement shall be of no further force or effect without liability of any Party (or any partner, member, stockholder, director, officer, employee, Affiliate, or representative of such Party) to the other Parties, as applicable, except that this Section 9.2, Section 9.3 and Article X shall each survive the termination of this Agreement. Nothing in this Agreement or termination hereof will relieve any Party from any liability for fraud or any material and willful breach (meaning an action or omission that at the time taken or made is both deliberate and known to be a material breach by such Party) of this Agreement by such Party prior to termination. In addition to the foregoing, no termination of this Agreement by such Party will affect the rights or obligations of any Party pursuant to the Confidentiality Agreement, which rights, obligations and agreements will survive the termination of this Agreement in accordance with their respective terms.

(ii) If this Agreement is terminated by the Company pursuant to the provisions of Section 9.1(g), Parent shall pay the Company the Termination Fee, at Parent’s election, in cash (by wire transfer to an account designed in writing by the Company, in immediately available funds) or in shares of Parent Class A Common Stock (valued using a volume weighted average price for the 5 trading days prior to and including the date on which the Termination Fee is due pursuant to this Section 9.2(b)(ii)), within 5 Business Days following such termination.

9.3 Fees and Expenses. All Transaction Expenses shall be paid by the Party incurring such Transaction Expenses; provided, that if the Transaction is not consummated, Parent shall pay, or cause to be paid, the Transaction Expenses incurred by each of the Company and Seller; provided, further, that such amount payable by Parent shall not exceed $1,500,000. Notwithstanding anything herein to the contrary, Parent shall not pay or cause to be paid any Transaction Expenses incurred by the Company or Seller in the event of a termination of this Agreement pursuant to Section 9.1(f) or Section 9.1(i).

9.4 Amendment. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time by execution of an instrument in writing signed on behalf of each of the Company and Parent (pursuant to authorized action by the Special Committee), except that in the event that Parent has received the Required Parent Stockholder Approval, no amendment may be made to this Agreement that requires the approval of the Parent Stockholders pursuant to the DGCL without such approval.

9.5 Extension; Waiver. At any time and from time to time prior to the Closing, the Company and Parent may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party or Parties, as applicable; (b) waive any inaccuracies in the representations and warranties of the other Party or Parties contained herein or in any document delivered pursuant hereto; and (c) subject to the requirements of applicable Law, waive compliance by the other Party or Parties with any of the agreements or conditions contained herein applicable to such Party (it being understood that Parent and Buyer shall be deemed to be a single Party solely for purposes of this Section 9.5). Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by such Party. Any delay in exercising any right pursuant to this Agreement shall not constitute a waiver of such right. Any waiver by a Party of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement.

ARTICLE X

GENERAL PROVISIONS

10.1 Survival of Representations, Warranties and Covenants. The representations, warranties, covenants and agreements of Parent, Buyer and Seller contained in this Agreement will terminate at Closing, except that any covenants that by their terms are to be performed at or following the Closing shall survive the Closing in accordance with their respective terms.

10.2 Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) when delivered, if delivered personally to the intended recipient; (ii) upon receipt of proof of delivery, if delivered by an internationally recognized overnight courier service; or (iii) immediately upon delivery by electronic mail (provided, that no “bounce back”, unsuccessful delivery or similar message is received with respect thereto), in each case to the intended recipient as set forth below:

(a)	if to Parent or Buyer to:

Bakkt Holdings, Inc.

One Liberty Plaza

1 Liberty Street, Floor 3, Suite 305-306

New York, New York 10006

Attention: General Counsel

Email: [***]

with a copy (which will not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation:

900 S Capital of Texas Highway Las Cimas IV, Fifth Floor Austin, Texas 78746-5546 Attn: J. Matthew Lyons Email: mlyons@wsgr.com	31 W 52nd Street, Ninth Floor New York, New York 10019 Attn: Jack Hamilton Email: jhamilton@wsgr.com

(b)	if to the Company to:

Distributed Technologies Research Global Ltd

[***]

Attn: [***]

Email: [***]

with a copy (which will not constitute notice) to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attn:	Jared Fishman;

Matthew B. Goodman

Email:	fishmanj@sullcrom.com;

goodmanm@sullcrom.com

From time to time, any Party may provide notice to the other Parties of a change in its address, or e-mail address through a notice given in accordance with this Section 10.2, except that notice of any change to the address or any of the other details specified in or pursuant to this Section 10.2 shall not be deemed to have been received until, and shall be deemed to have been received upon, the later of the date (A) specified in such notice; or (B) that is 5 Business Days after such notice would otherwise be deemed to have been received pursuant to this Section 10.2.

10.3 Assignment. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder, by operation of Law or otherwise, without the prior written approval of the other Parties; provided, that Buyer may, without the prior written agreement of any other Party, assign all or any portion of its obligations, rights and interests pursuant to this Agreement to (a) Buyer Designee, in compliance with Section 2.1 or (b) any controlled Affiliate of Parent, so long as any assignment pursuant to clause (b) does not materially and adversely affect Seller and would not reasonably be expected to prevent, materially delay or materially impair the consummation of the Transaction. This Agreement shall be binding upon and shall inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns. No assignment by any Party shall relieve such Party of any of its obligations hereunder. Any purported assignment of this Agreement without the consent required by this Section 10.3 is null and void.

10.4 Confidentiality. The Parties hereby acknowledge that the Company and Parent have previously executed a Confidentiality Agreement, dated February 24, 2025 (the “Confidentiality Agreement”), that shall continue in full force and effect in accordance with its terms. Each Party and their respective representatives shall hold and treat all documents and information concerning the other Party and its respective Subsidiaries furnished or made available to such Party or their respective representatives in connection with the Transaction (including any information obtained pursuant to Section 7.6) in accordance with the Confidentiality Agreement. By executing this Agreement, each Party agrees to be bound by, and to cause their Representatives to be bound by, the terms and conditions of the Confidentiality Agreement as if they were the counterparty thereto. In addition, the non-solicitation obligations under the Confidentiality Agreement shall remain in full force and effect for so long as this Agreement is in effect and for 12 months following any termination of this Agreement pursuant to Article IX.

10.5 Entire Agreement. This Agreement and the Related Agreements constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding anything to the contrary in this Agreement, the Confidentiality Agreement shall (A) not be superseded; (B) survive any termination of this Agreement; and (C) continue in full force and effect until the earlier to occur of the Closing and the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the parties thereto.

10.6 Third Party Beneficiaries. The Parties agree that their respective representations, warranties, covenants, and agreements set forth in this Agreement are solely for the benefit of the other Parties in accordance with and subject to the terms of this Agreement. This Agreement is not intended to and shall not confer upon any other Person any rights or remedies under this Agreement.

10.7 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, or incapable of being enforced under any applicable Law, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

10.8 Remedies.

(a) Remedies Cumulative. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by Law or equity upon such Party, and the exercise by a Party of any one remedy shall not preclude the exercise of any other remedy.

(b) Specific Performance. The Parties acknowledge and agree that (A) irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the Parties do not perform the provisions of this Agreement (including any Party failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions; (B) the Parties will be entitled, in addition to any other remedy to which they are entitled at Law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof; and (C) the right of specific enforcement is an integral part of the Transaction and without that right, none of the Parties would have entered into this Agreement. The Parties agree not to raise any objections to the granting of an injunction, specific performance or other equitable relief to prevent or restrain breaches or threatened breaches of this Agreement on the basis that (i) the other Parties have an adequate remedy at law, or (ii) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with such injunction or enforcement, and each Party irrevocably waives any right that it may have to require or request the obtaining, furnishing or posting of any such bond or other security. Each Party agrees that it will use its reasonable best efforts to cooperate with the other parties in seeking and agreeing to an expedited schedule in any litigation seeking an injunction or order of specific performance. The Parties further agree that (x) by seeking the remedies provided for in this Section 10.8, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement, and (y) nothing set forth in this Section 10.8 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 10.8 prior or as a condition to exercising any termination right under Article IX (and pursuing damages after such termination), nor shall the commencement of any Legal Proceeding pursuant to this Section 10.8 or anything set forth in this Section 10.8 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article IX or pursue any other remedies under this Agreement that may be available then or thereafter.

(i) Notwithstanding anything to the contrary in this Agreement, if prior to the Termination Date any Party initiates a Legal Proceeding to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, then the Termination Date shall be automatically extended by (A) the amount of time during which such Legal Proceeding is pending plus 20 Business Days; or (B) such other time period established by the court presiding over such Legal Proceeding.

10.9 Governing Law. This Agreement, and all actions, claims, matters, proceedings or counterclaims (whether based on contract, tort, or otherwise) arising out of, relating to, or in connection with this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement hereof or any Related Agreement (the “Relevant Matters”), shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of laws provision, rule, principle (whether of the State of Delaware or any other jurisdiction) that would result in the application of the laws of any other jurisdiction. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 10.9 shall not apply to any Relevant Matter to the extent a Related Agreement selects dispute resolution, in which case, such dispute resolution provision in such Related Agreement shall control.

10.10 WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY RELEVANT MATTER.

10.11 Arbitration. Each party irrevocably acknowledges and agrees that any dispute, claim, or cause of action (whether based on contract, tort, or otherwise) that may result from, arise out of, be in connection with or relating to any Relevant Matters shall be finally settled by binding arbitration pursuant to the Rules of Arbitration of the International Chamber of Commerce then in effect by three arbitrators, with each of Parent and Seller being entitled to appoint one arbitrator, and the third arbitrator to be nominated by such first two arbitrators (or, if such an agreement is not reached, with the third arbitrator (and any other arbitrator that a party fails to appoint) being appointed in accordance with such Rules). The seat of the arbitration shall be New York City, New York, and the language of the arbitration shall be English and all written materials in connection with such arbitration, including, but not limited to all pleadings and evidence, shall be in the English language. The arbitrator(s) shall apply the laws of the State of Delaware to the merits of any such dispute, claim, or cause of action (whether in contract, tort, or statute). The arbitrator shall have the power to decide all questions of arbitrability. The arbitrator(s) shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding. The arbitrator(s) shall enter an appropriate protective order to maintain the strict confidentiality of information produced or exchanged in the course of the arbitration proceedings, and all proceedings, awards, and related documents shall be kept confidential except as required by applicable Law or for enforcement purposes. The award must be in writing and state the reasons on which it is based. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding anything to the contrary in this Section 10.11, any party may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief without breach of this Section 10.11 and without any abridgment of the powers of the arbitrator(s) in the event of acts or breaches of this Agreement that such party believes may cause irreparable harm or with respect to which such party believes monetary damages would not provide adequate compensation. Notwithstanding the foregoing, and for the avoidance of doubt, this Section 10.11 shall not apply to any Relevant Matter to the extent a Related Agreement selects a different governing Law with respect to such Relevant Matter, in which case, such governing Law provision in such Related Agreement shall control.

10.12 Disclosure Letter References. The Parties agree that the disclosure set forth in any particular section or subsection of the Parent Disclosure Letter or the Company and Seller Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of Parent, Buyer, the Company or Seller, as applicable, that are set forth in the corresponding Section or subsection of this Agreement; and (b) any other representations and warranties (or covenants, as applicable) of Parent, Buyer, the Company or Seller that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent.

10.13 Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent executed and delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or other means of electronic signature (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

10.14 Designated Individual. Notwithstanding anything to the contrary set forth in this Agreement, it is understood and agreed that to the extent that any action or omission taken by the Person set forth on Section 10.14 of the Company and Seller Disclosure Letter (the “Designated Individual”) on or after the date hereof, or any action or omission of any other Person taken at the express written direction or with the consent of the Designated Individual on or after the date hereof, in each case, in the Designated Individual’s capacity as a director, officer or employee of Parent or Buyer or any of their respective Affiliates, would constitute a breach by Parent or Buyer of any covenant, agreement, representation or warranty in this Agreement or would result in any representation or warranty of by Parent or Buyer contained in this Agreement being inaccurate, such breach or inaccuracy shall be disregarded for all purposes under this Agreement. In addition, Parent and Buyer shall have no liability for any inaccuracy in, or breach of, any representation or warranty of Parent or Buyer in this Agreement if the Designated Individual had knowledge of such inaccuracy or breach prior to the Closing. Without limiting the generality of the foregoing, (a) neither Seller nor the Company shall have any right to rely on any failure of a condition set forth in Section 8.2 to be satisfied (or terminate this Agreement on the basis thereof) or claim any loss or damage or seek any other remedy (whether at law, in equity or otherwise) to the extent that such failure, loss or damage arises from any action or omission of Parent or Buyer taken by, at the express written direction of or with the consent of the Designated Individual on or after the date hereof, in each case, in the Designated Individual’s personal capacity or in their capacity as a director, officer or employee of Parent or Buyer or any Affiliate thereof and (b) the Designated Individual shall not be entitled to (i) waive any provision of this Agreement or any of the Related Agreements on behalf of Parent or Buyer or (ii) approve or consent to any action on behalf of, or enforce any right of, Parent or Buyer under this Agreement or the Related Agreements, provided, that, for the avoidance of doubt, nothing contained in this Section 10.14 will prohibit Seller from waiving any provision of this Agreement or any of the Related Agreements on behalf of Seller or the Company.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

BAKKT HOLDINGS, INC.

By:	/s/ Marc D’Annunzio
Name: Marc D’ Annunzio
Title: General Counsel and Secretary

BAKKT OPCO HOLDINGS, LLC

By:	/s/ Marc D’Annunzio
Name: Marc D’Annunzio
Title: General Counsel and Secretary

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.

DISTRIBUTED TECHNOLOGIES RESEARCH GLOBAL LTD

By:	/s/ Akshay Naheta
Name: Akshay Naheta
Title: Chief Executive Officer

AKSHAY NAHETA

/s/ Akshay Naheta

Exhibit D

Form of Joinder Agreement

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”) is made and entered into as of January 11, 2026, by and among Bakkt Opco Holdings, LLC, a Delaware limited liability company (“Buyer”), Bakkt Holdings, Inc., a Delaware corporation (“Parent”), Distributed Technologies Research Global Ltd, a private limited company incorporated in Cyprus (the “Company”), Akshay Naheta (“Seller”) and the undersigned beneficial owner (“Holder”). Unless context otherwise requires, capitalized terms used in this Agreement and not otherwise defined have the respective meanings ascribed to such terms in the Purchase Agreement, a copy of which is attached as Exhibit A.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Share Purchase Agreement, dated as of January 11, 2026 (the “Purchase Agreement”), by and among Buyer, Parent, the Company and Seller, Seller will sell, and Buyer will purchase, all of the outstanding Company Shares from the Seller (the “Share Purchase”);

WHEREAS, as of the date hereof, Holder beneficially owns the Company Shares set forth on the signature page hereto (collectively, the “Holder Shares”);

[WHEREAS, as of the date hereof, Seller, as nominee and custodian, possesses valid, legal title to the Holder Shares pursuant to (i) that certain Share Purchase and Custody Agreement dated as of [____] by and among Seller and Holder and (ii) that certain Share Purchase, Custody and Vendor Agreement dated as of [____] by and among Seller and Holder ((i) and (ii), together, the “Share Purchase and Custody Agreements”);]1

[WHEREAS, as of the date hereof, Seller, as nominee and custodian, possesses valid, legal title to the Holder Shares pursuant to that certain Share Purchase and Custody Agreement dated as of [____] by and among Seller and Holder (the “Share Purchase and Custody Agreement”);]2

WHERAS, pursuant to the Purchase Agreement, Holder will receive, (i) as consideration for each Holder Share, a number of shares of Parent Class A Common Stock equal to the Exchange Ratio (the “Parent Consideration Shares”); provided that the Parent Consideration Shares shall remain subject to the release terms of the Share Purchase and Custody Agreement[s], and (ii) the pro rata portion attributable to Holder of the Top-up Consideration (if any); and

WHEREAS, in order to induce Buyer to complete the Transaction, Holder is willing to enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

Representations and Warranties of Holder. Except as set forth in the corresponding section of the Company and Seller Disclosure Schedule (subject to the terms of Section 10.12 of the Purchase Agreement):

[1]	Note to Draft: For holders party to a Share Purchase and Custody Agreement and Share Purchase, Custody and Vendor Agreement.
[2]	Note to Draft: For holders party to only a Share Purchase, Custody and Vendor Agreement.

(a) Holder (i) has had the opportunity to carefully read the Purchase Agreement, this Agreement and any other agreement to which Holder is, or is to be, a party in connection with the Share Purchase (each, a “Holder Agreement”) (if any) and (ii) understands Holder’s obligations hereunder and thereunder.

(b) Holder hereby makes the representations and warranties of Seller set forth in Sections 3.2 (Authority; Enforceability), 3.20 (Legal Proceedings; Orders), 3.27 (Brokers) and 3.31 (Investment Intent) of the Purchase Agreement, mutatis mutandis.

(c) Holder beneficially owns the Holder Shares (subject to, in the case of individuals, applicable community property laws, if any). Except as contemplated in the Purchase Agreement or the Organizational Documents of the Company, the Holder Shares are not, or as of the Closing will not be, subject to any Liens or any rights of first refusal of any kind, and Holder has not granted any rights to purchase such Holder Shares to any other Person. At the Closing, Buyer or Buyer Designee will receive full legal and beneficial title to such Holder Shares, free and clear of all Liens. As of the date hereof, other than the Holder Shares, Holder does not own, legally, of record or beneficially, nor have any other right, expectation or promise to receive or acquire, any other Company Shares. Except as contemplated by the Purchase Agreement or the Organizational Documents of the Company, Holder has not previously granted or agreed to grant any ongoing power of attorney in respect of the Holder Shares or entered into any voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind as to such Holder Shares. There are no outstanding loans from the Company Group to Holder. Holder has not granted any options, warrants, calls or any other rights to purchase or otherwise acquire any such Holder Shares or any interest therein or entered into any Contract with respect thereto.

(d) Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(e) If Holder is not a United States person (as defined by Section 7701(a)(30) of the Code), Holder hereby represents that it has satisfied itself as to the full observance of the Laws of its jurisdiction in connection with any invitation to subscribe for the Parent Consideration Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the acquisition of the Parent Consideration Shares, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the acquisition, purchase, holding, redemption, sale, or transfer of the Parent Consideration Shares. Holder’s acquisition of and continued beneficial ownership of the Parent Consideration Shares will not violate any applicable securities or other laws of Holder’s jurisdiction.

2. Agreements of Holder.

(a) Holder hereby acknowledges and agrees that he, she or it is a “Company Beneficial Owner” under the Purchase Agreement and agrees to be bound by the provisions of the Purchase Agreement applicable to the Company Beneficial Owners, including the amount, form and allocation of the Consideration payable to the Seller which shall be allocated to the Company Beneficial Owners, including Holder, in accordance with Article II of the Purchase Agreement. Holder acknowledges and agrees that the Parent Consideration Shares and the Top-Up Consideration (if any) allocated to Holder in accordance with the Purchase Agreement shall be the sole and final consideration that Holder will be entitled to from the Company, Parent, Buyer or any other Person in respect of the Holder Shares. For the avoidance of doubt, nothing herein shall be construed to limit or otherwise affect any equity grants, incentive compensation or other grants awarded to Holder in connection with Holder’s employment with Parent from and following the Closing.

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(b) Unless otherwise consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed with respect to clause (i)), Holder shall not (i) Transfer any Holder Shares or any interest therein, (ii) grant any option, warrant, call or any other right to purchase or otherwise acquire any Holder Shares or any interest therein or (iii) enter into any agreement with respect to any of the matters contemplated by the foregoing clauses (i) or (ii).

(c) Any Company Shares or other securities of the Company that Holder purchases or with respect to which Holder otherwise acquires beneficial or other ownership after the date of the Purchase Agreement and prior to the Closing, including by reason of (i) exercise, conversion or exchange of Company Shares or (ii) stock split, stock dividend, reverse stock split, reclassification, recapitalization, or other similar transaction, shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Holder Shares owned by the Holder as of the date hereof.

(d) Holder agrees that he, she or it will not bring, commence, institute, maintain, prosecute, participate in or voluntarily aid any Action, in law or in equity, in any court or before any Governmental Authority that (i) challenges the validity of or seeks to enjoin the operation of any provision of the Purchase Agreement, the Related Agreements, this Agreement or, if applicable, any other Holder Agreement or the consummation of the Share Purchase or the Transaction or (ii) alleges that any actions taken (or omitted) in connection with or in furtherance of the Share Purchase or the Transaction breaches any fiduciary duty, whether of the board of directors of the Company or any member thereof, of any officer of the Company.

(e) Until the Closing, the Seller’s obligations in Section 5.3 (No Solicitation) of the Purchase Agreement shall apply to Holder mutatis mutandis.

(f) Holder hereby covenants and agrees that Holder shall not, at any time during the term of this Agreement: (a) enter into any voting agreement or voting trust, or grant a proxy or power of attorney, in any case with respect to any of the Holder Shares (or any other Company Shares that Holder may acquire or other securities of the Company that Holder purchases or with respect to which Holder otherwise acquires beneficial or other ownership after the date of the Purchase Agreement and prior to the Closing) that is inconsistent with Holder’s obligations pursuant to this Agreement, except for any such arrangements entered into with Seller or any of Seller’s Affiliates that executes and delivers to Parent an agreement with terms substantially equivalent to the applicable terms hereof (each such arrangement a “Seller Voting Arrangement”); or (b) take any action or enter into any agreement or undertaking other than a Seller Voting Arrangement, in each case that is otherwise inconsistent with, or would reasonably be expected to interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement or that would, to Holder’s knowledge, make any representation or warranty contained herein untrue or incorrect.

(g) If at any time after the Closing, any further action is determined to be necessary or desirable to carry out the purposes of this Agreement or to vest Buyer with full right, title and possession to the Holder Shares, Holder will use reasonable efforts to take, or cause to be taken, all such necessary actions.

3. Miscellaneous.

Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder: (i) when delivered, if delivered personally to the intended recipient; (ii) upon receipt of proof of delivery, if delivered by an internationally recognized overnight courier service; or (iii) immediately upon delivery by electronic mail (provided, that no “bounce back”, unsuccessful delivery or similar message is received with respect thereto), in each case to the intended recipient as set forth below:

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if to Parent, Buyer or the Company, then as provided for in Section 10.2 of the Purchase Agreement; and

if to Holder, then to the address and electronic mail address for notice set forth on the signature page hereto.

Amendments. Subject to applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto by execution of an instrument in writing signed on behalf of each of the parties hereto.

Entire Agreement. This Agreement, the Purchase Agreement and the documents and instruments specifically referred to herein or delivered pursuant hereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

Miscellaneous. Sections 1.3 (Certain Interpretations), 9.5 (Extension; Waiver), 10.3 (Assignment), 10.4 (Confidentiality), 10.6 (Third Party Beneficiaries), 10.7 (Severability), 10.8 (Remedies), 10.9 (Governing Law), 10.10 (Waiver of Jury Trial), 10.11 (Arbitration) and 10.13 (Counterparts) of the Purchase Agreement shall apply to Holder, as if Holder were the Seller under such provisions.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the date first written above.

[[HOLDER - INDIVIDUAL]

Company Shares Beneficially Owned:

Address:

Email: ]

[[HOLDER - ENTITY]

By:

Name:
Title:

Company Shares Beneficially Owned:

Address:

Email: ]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the date first written above.

DISTRIBUTED TECHNOLOGIES RESEARCH GLOBAL LTD

By:

Name:
Title:

AKSHAY NAHETA

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the date first written above.

BAKKT HOLDINGS, INC.

By:

Name:
Title:

BAKKT OPCO HOLDINGS, LLC

By:

Name:
Title:

Schedule 2.6

Share Allocation

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Schedule 2.6-1

Schedule 8.1(d)

Financial Regulatory Governmental Authorizations

[Intentionally omitted pursuant to Item 601(a)(5) of Regulation S-K]

Schedule 8.1(d)-1

Exhibit 10.2

EXECUTION VERSION

NON-COMPETITION AGREEMENT

January 11, 2026

This Non-Competition Agreement (this “Agreement”) is being executed and delivered by Akshay Naheta (“Seller”) in favor and for the benefit of Bakkt Holdings, Inc., a Delaware corporation (“Parent”) and Buyer’s subsidiaries and affiliates. Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in the Share Purchase Agreement (as defined below).

RECITALS

WHEREAS, Parent, Bakkt Opco Holdings, LLC, a Delaware limited liability company (“Buyer”), Seller and Distributed Technologies Research Global Ltd, a private limited company incorporated in Cyprus (the “Company”) are entering into a certain Share Purchase Agreement (“Share Purchase Agreement”), pursuant to which the Company will become a wholly owned subsidiary of Buyer;

WHEREAS, Seller has a substantial ownership interest in the Company as the holder of a significant equity in the Company, and, as a result of the Closing, Seller shall receive significant consideration in connection with the Share Purchase Agreement;

WHEREAS, Parent and Buyer, on the one hand, and Seller, on the other hand, mutually desire that the entire goodwill of the Company be transferred to Buyer as part of the Share Purchase Agreement and acknowledge that Buyer’s failure to receive the entire goodwill of the Company as contemplated by the Share Purchase Agreement would have the effect of reducing the value of the Company to Parent and Buyer;

WHEREAS, this Agreement is necessary to protect Parent’s legitimate business interest in the Share Purchase Agreement; and

WHEREAS, (i) as a condition and mutual inducement to the Share Purchase Agreement, (ii) as additional consideration to Parent and Buyer for the consideration to be paid to Seller and the other parties as a result of the Share Purchase Agreement and Closing, and (iii) to preserve the value and goodwill of the Company after the Closing, the Share Purchase Agreement contemplates, among other things, that Seller shall enter into this Agreement and that this Agreement shall be contingent and become effective upon the occurrence of the Closing.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises made herein and in the Share Purchase Agreement, Parent and Seller hereby agree as follows:

1. Effective Date. This Agreement shall be contingent upon and effective as of the Closing. This Agreement shall be null and void if the Share Purchase Agreement terminates prior to the consummation of the Closing.

2. Noncompetition.

(a) During the Restricted Period (as defined below), Seller shall not (other than in connection with Seller’s provision of services as an employee or consultant to Parent or any subsidiary or controlled affiliate of Parent), without the prior written consent of Parent, directly or indirectly:

(i) establish, engage or participate in, conduct or operate or acquire any financial or beneficial interest in any Person that is engaging or participating in, or is preparing to engage or participate in, any Competing Business Purpose (as defined below) anywhere in the Restricted Territory (as defined below);

(ii) be or become an officer, director, member, stockholder, owner, affiliate, salesperson, co-owner, partner, trustee, promoter, technician, engineer, analyst, employee, agent, representative, supplier, reseller, contractor, consultant, advisor, manager of or to, or otherwise acquire or hold any interest in, or participate in or facilitate the financing, operation, management or control of, any Person or business that engages or participates in a Competing Business Purpose in the Restricted Territory;

(iii) contact, solicit or communicate with any Person known to Seller to be a Business Relation, in each case, in furtherance of a Competing Business Purpose (whether or not such Seller has had personal contact with such Person); or

(iv) personally, or through any other Person, and whether on Seller’s own behalf or on behalf of any other Person, knowingly encourage, induce, attempt to induce, recruit, solicit, attempt to solicit, or take any other action that is specifically intended to induce or encourage any Business Relation to cease or modify in any adverse manner any business relationship with Parent or the Company or, to the knowledge of Seller, any of their respective subsidiaries or controlled affiliates;

provided, that nothing in this Agreement shall prevent or restrict Seller from owning as a passive investment less than 5% of the outstanding shares of the capital stock or indebtedness of a corporation (whether public or private) that is engaged in a Competing Business Purpose; provided further, that Seller is not otherwise associated with such corporation and does not have the ability to, and does not seek to exercise any, control or otherwise influence the management or operations of such corporation; and provided further, that nothing herein shall prohibit Seller from acquiring or holding, directly or indirectly, any interest in any mutual fund, index fund, exchange-traded fund, blind-pool fund, retirement account, or other similar investment vehicle that invests in a diversified portfolio of securities and is not operated for the purpose of permitting Seller to invest in any particular Person or Competing Business Purpose, so long as Seller does not have the ability to control or influence the investment decisions of such vehicle.

(b) During any portion of the Restricted Period occurring after (i) the first anniversary of the Closing Date and (ii) Seller’s termination of employment with Parent or any subsidiary or affiliate thereof, regardless of whether termination of employment is initiated by Parent or Seller, Parent shall pay, if it has elected to extend the Restricted Period into the Extension Period, Seller monthly compensation for each month of the Extension Period in an amount equal to 100% of Seller’s average monthly base compensation from Parent (and any subsidiary or affiliate thereof) during the 12 months immediately preceding such termination (or such shorter period as Seller was employed, if applicable).

For purposes of this Agreement:

“Business Relation” means any current customer, vendor, supplier, channel partner, reseller, licensor, licensee or other material business relation of the Company or the Company’s subsidiaries or affiliates as of the date of the Closing.

“Competing Business Purpose” means any business, enterprise, operation or activity that directly competes with the business operations of the Company, as conducted as of the Closing Date.

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“Restricted Period” means the period commencing on the Closing Date and ending on the first anniversary of the Closing Date or, in the Company’s sole discretion, a later date that is on or prior to the second anniversary of the Closing Date (if and to the extent exercised, the “Extension Period”).

“Restricted Territory” means the geographic locations in which the Company or any of its subsidiaries provides goods or services or otherwise conducts business, in each case, as of the Closing Date.

3. Term and Severability of Covenants. The covenants contained in Section 2 hereof shall be construed as a series of separate covenants, one for each country, province, state, city or other political subdivision of the Restricted Territory. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained in Section 2 hereof. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), Parent and Seller agree that such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. If the provisions of Section 2 are deemed to exceed the time, geographic or scope limitations permitted by applicable Law, Parent and Seller agree that such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable Law.

4. Independence of Obligations. The covenants and obligations of Seller set forth in this Agreement shall be construed as independent of, and in addition to, any other agreement or arrangement between Seller, on the one hand, and Parent or Buyer, on the other, including, for the avoidance of doubt, any covenants or obligations of Seller set forth in any separate employment agreement or the Share Purchase Agreement.

5. Seller Acknowledgement. Seller acknowledges that (i) Seller is a significant equityholder and key employee of the Company; (ii) the goodwill associated with the existing business, customers, vendors, suppliers, channel partners, resellers, licensors, licensees or other material business relations, and assets of the Company and its subsidiaries prior to the Closing is an integral component of the value of the Company and its subsidiaries to Parent and Buyer and is reflected in the consideration payable to Seller and the other parties in connection with the Share Purchase Agreement; and (iii) Seller’s agreement as set forth herein is necessary to preserve the value of the Company and its subsidiaries for Parent following the Closing. Seller also acknowledges that the limitations of time, geography and scope of activity agreed to in this Agreement are reasonable because, among other things: (A) the Company and its subsidiaries and Parent and its subsidiaries are engaged in a highly competitive industry; (B) Seller has had unique access to the trade secrets and know-how of the Company and its subsidiaries, including the plans and strategy (and, in particular, the competitive strategy) of the Company and its subsidiaries; (C) in the event Seller’s employment or other service arrangement, if any, with Parent ended, Seller believes Seller would be able to obtain suitable and satisfactory employment without violation of this Agreement; and (D) Seller believes that this Agreement provides no more protection than is reasonably necessary to protect Parent’s legitimate interest in the goodwill, trade secrets and confidential information of the Company and its subsidiaries.

6. Specific Performance and Other Remedies.

(a) The parties to this Agreement agree that, in the event of any breach or threatened breach by Seller of any covenant, obligation or other agreement set forth in this Agreement, (i) Parent shall be entitled to seek a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other agreement and an injunction preventing or restraining such breach or threatened breach, and (ii) Parent shall not be required to provide or post a bond or other security or collateral in connection with any such decree, order or injunction or in connection with any related action or legal proceeding, except as required by law.

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(b) Any and all remedies herein expressly conferred herein upon Parent shall be deemed to be cumulative with, and not exclusive of, any other remedy conferred hereby, or by law, in equity, by contract, or otherwise upon Parent, and the exercise by Parent of any one remedy will not preclude the exercise of any other remedy. Without limiting the generality of the foregoing, the rights and remedies of Parent hereunder, and the obligations and liabilities of Seller hereunder, are in addition to their respective rights, remedies, obligations and liabilities under the laws of unfair competition, misappropriation of trade secrets and the like. This Agreement does not limit Seller’s obligations or the rights of Parent under the terms of any other agreement between Seller and Parent.

7. Termination of Services to Parent. Seller’s obligations under this Agreement shall not be eliminated or diminished by the termination of Seller’s provision of services to or employment with any Person, including Parent, for any reason, including as a result of Seller’s resignation.

8. Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be either hand delivered in person, sent by electronic mail, sent by certified or registered first-class mail, postage pre-paid, or sent by nationally recognized express overnight service. Such notices and other communications shall be effective and be deemed delivered and received (i) upon receipt if hand delivered, (ii) on the date of transmission if transmitted by electronic mail at or prior to 5:00 p.m. (Pacific time) on a Business Day, otherwise on the next Business Day after transmission, (iii) three (3) Business Days after mailing if sent by mail, and (iv) one (1) Business Day after dispatch if sent by overnight courier, to the following addresses, or such other addresses as any party may notify the other parties in accordance with this Section 8:

(a) if to Parent, to:

Bakkt Holdings, Inc.

One Liberty Plaza

1 Liberty Street, Floor 3, Suite 305-306

New York, New York 10006

Attn: General Counsel

Email: [***]

(b) if to Seller, to the address or email address set forth on his signature page hereto.

9. Severability. Subject to Section 3, if any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable Laws so as to be valid and enforceable to the fullest possible extent, and (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of (i) such provision or part thereof under any other circumstances or in any other jurisdiction or (ii) the remainder of such provision or the validity or enforceability of any other provision of this Agreement; provided, however, that no such modification shall impose any greater obligations or restrictions on Seller than those expressly set forth herein.

10. Governing Law. This Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matter that may result from, arise out of, be in connection with or relating to this Agreement, or the negotiation, administration, performance, or enforcement of this Agreement (the “Relevant Matters”), shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, including its statutes of limitations.

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11. Jurisdiction.

(a) Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the state and federal courts located in or otherwise having jurisdiction in Delaware. Each party to this Agreement agrees not to commence any legal proceedings with respect to a Relevant Matter except in such courts.

(b) By execution and delivery of this Agreement, each party hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and to the appellate courts therefrom solely for the purposes of disputes in connection with any Relevant Matter. The parties hereto irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the delivery of copies thereof by overnight courier to the address for such party to which notices are deliverable hereunder. Any such service of process shall be effective upon delivery. Nothing herein shall affect the right to serve process in any other manner permitted by applicable law.

(c) The parties hereto hereby waive any right to stay or dismiss any action or proceeding in connection with any Relevant Matter brought before the foregoing courts on the basis of (i) any claim that he/she/it is not personally subject to the jurisdiction of the above-named courts for any reason or that he/she/it or any of his/her/its property is immune from the above-described legal process, (ii) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Agreement may not be enforced in or by such courts, or (iii) any other defense that would hinder or delay the levy, execution or collection of any amount to which any party hereto is entitled pursuant to any final judgment of any court having jurisdiction.

12. Waiver of Jury Trail. EACH PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY RELEVANT MATTER.

13. Waiver. Neither the failure nor any delay by any party in exercising any right, power, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any right, power, privilege or remedy under this Agreement, shall operate as a waiver of such right, power, privilege or remedy, and no single or partial exercise of any such right, power, privilege or remedy shall preclude any other or further exercise thereof or of any other right, power, privilege or remedy. No party hereto shall be deemed to have waived any claim arising out of this Agreement, or any right, power, privilege or remedy under this Agreement, unless the waiver of such claim, right, power, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of the waiving party, and any such waiver shall only apply to the specific instance to which such waiver relates.

14. Entire Agreement. Subject to Section 4, this Agreement and the documents and instruments and other agreements referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter of this Agreement and supersede all prior agreements and understandings both written and oral, among the parties with respect to the subject matter of this Agreement. Seller understands and agrees that he has had an opportunity to seek his own counsel in his review of this Agreement; provided, however, that the Employment Agreement shall not be deemed superseded with respect to any restrictive covenant or related obligations, and shall control in the event of any conflict or inconsistency.

15. Amendments. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of the party against whom enforcement is sought.

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16. Assignment. This Agreement and all obligations hereunder are personal to Seller and may not be assigned, delegated or otherwise transferred by Seller at any time. Parent may assign this Agreement and any of its rights hereunder only (i) to an affiliate of Parent or (ii) to any successor to, or acquirer of, the business of Parent or its applicable affiliate that relates to the subject matter of this Agreement; provided that any such assignment shall require the prior written consent of Seller (such consent not to be unreasonably withheld, conditioned, or delayed). Any purported assignment by Parent in violation of this Section 16 is null and void.

17. Binding Nature. Subject to Section 16, this Agreement will be binding upon Seller and Seller’s representatives, executors, administrators, estate, heirs, successors and assigns, and will inure to the benefit of Parent.

18. Counterpart Execution. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.

19. Construction. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” is used in the inclusive sense of “and/or.” The terms “or,” “any” and “either” are not exclusive. When used herein, the phrase “to the extent” shall be deemed to be followed by the words “but only to the extent.” The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended or supplemented from time to time, including through the promulgation of applicable rules or regulations. References to any Person include the successors and permitted assignees of that Person. References from or through any date mean, unless otherwise specified, from but not including or through and including, respectively. References to one gender include all genders. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

20. Other Covenant. Parent and Seller agree that Seller will become entitled to valuable consideration as a result of Closing and that Buyer will not proceed toward Closing unless Seller agrees to the terms set forth in this Agreement. Parent further agrees that if Seller agrees to the terms set forth in this Agreement, Buyer will not refrain from proceeding toward Closing on grounds that Seller has not agreed to this Agreement.

21. Representation by Counsel. Each party has been represented by counsel or has had the opportunity to retain counsel during the negotiation and execution of this Agreement and waives the application of any law, holding or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“SELLER”	Akshay Naheta
Signature

/s/ Akshay Naheta
Printed Name

	Address:	[***]

	Email:	[***]

Signature Page to Non-Competition Agreement

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“PARENT”	BAKKT HOLDINGS, INC.

/s/ Marc D’Annunzio
	By:	Marc D’Annunzio
	Title:	General Counsel and Secretary

Signature Page to Non-Competition Agreement

Exhibit 10.3

EXECUTION VERSION

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of January 11, 2026 by and among Bakkt Holdings, Inc., a Delaware corporation (“Parent”), Distributed Technologies Research Global Ltd, a private limited company incorporated in Cyprus (the “Company”), and each of the Parent Stockholders listed on the signature page(s) hereto (collectively, the “Stockholders” and each individually, a “Stockholder”). Each of Parent, the Company and the Stockholders are sometimes referred to as a “Party” and collectively the “Parties”. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Share Purchase Agreement (as defined below).

RECITALS

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner of the number of shares of Parent Capital Stock set forth opposite such Stockholder’s name on Schedule A hereto (together with such additional shares of capital stock that become beneficially owned (within the meaning of Rule 13d–3 promulgated under the Exchange Act) by such Stockholder, whether upon the receipt of dividends, conversion of convertible securities or otherwise, after the date hereof until the Expiration Date, the “Subject Shares”);

WHEREAS, concurrently with the execution of this Agreement, Parent, the Company, Bakkt Opco Holdings, LLC, a Delaware limited liability company (“Buyer”), and Akshay Naheta (“Seller”) are entering into a Share Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which, upon the terms and subject to the conditions thereof, Seller has agreed to sell to Buyer, free and clear of all Liens, and Buyer has agreed to purchase from Seller, all of the issued and outstanding Company Shares; and

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Purchase Agreement, the Company has required that the Stockholders enter into this Agreement, and the Stockholders are willing to enter into this Agreement to induce the Company to enter into the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree, severally and not jointly, as follows:

1. Voting of Shares. From the period commencing with the execution and delivery of this Agreement and continuing until the Expiration Date (as defined below), at every meeting of the Parent Stockholders called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the Parent Stockholders with respect to any of the following, each Stockholder shall vote or cause to be voted the Subject Shares that such Stockholder is entitled to vote (a) in favor of the Share Subscription and the Share Purchase, (b) in favor of any proposal to adjourn or postpone the Parent Stockholder Meeting to a later date if there are not sufficient votes (in person or by proxy) to obtain the Required Parent Stockholder Approval on the date on which such meeting is held, and (c) against any action or agreement which would reasonably be expected to have a material adverse effect on the consummation of the Transaction.

2. Transfer of Shares. Each Stockholder, severally and not jointly, covenants and agrees that during the period from the date of this Agreement through the earlier of (i) the date that is 120 days after the date of this Agreement and (ii) the Parent Stockholder Meeting, such Stockholder will not, directly or indirectly, (a) transfer, assign, sell, tender pursuant to a tender or exchange offer, pledge, encumber, hypothecate or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of or consent to any of the foregoing (“Transfer”), or cause to be Transferred, any of the Subject Shares, (b) deposit any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Shares or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, or (c) enter into any contract, option or other arrangement or undertaking with respect to the Transfer of any Subject Shares. The foregoing restrictions on Transfers of the Subject Shares shall not prohibit any such Transfers by any Stockholder in connection with the Transaction. Notwithstanding anything to the contrary in this Agreement, any Stockholder may Transfer any or all of the Subject Shares, (i) to such Stockholder’s Affiliates, (ii) to any charitable foundation or charitable organization, including any donor advised funds, (iii) if Stockholder is an individual, (1) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family or (2) upon the death of Stockholder, (iv) if Stockholder is an entity, to any one or more Persons who is a trustee or beneficiary of Stockholder, in each case, as of the time of such Transfer and as of the date of this Agreement, (v) if a Subject Share is a Parent RSU or Parent PSU held by such Stockholder, in connection with the settlement, exercise, termination or vesting of such Parent RSU or Parent PSU in order to (1) pay the exercise price of such Parent RSU or Parent PSU or (2) satisfy taxes applicable thereto, (vi) pursuant to, and in compliance with, a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act that is in effect as of the date of this Agreement, or (vii) to any Person if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar applicable Law; provided, that, regarding a Transfer referred to in each of the foregoing clauses “(i)” through “(iv)”, prior to and as a condition to the effectiveness of such Transfer, each Person to whom any of such Subject Shares or any interest in any of such Subject Shares is or may be Transferred shall have executed and delivered to Parent a counterpart of this Agreement in a form reasonably acceptable to Parent pursuant to which such Person shall be bound by all of the terms and provisions hereof, in which case such Person shall be deemed a Stockholder hereunder with respect to such Transferred Subject Shares.

3. Further Assurances. From time to time and without additional consideration, each Stockholder shall (at the Company’s sole cost and expense) execute and deliver, or cause to be executed and delivered, such additional instruments, and shall (at the Company’s sole cost and expense) take such further actions, as the Company or Parent may reasonably request for the purpose of performing such Stockholder’s obligations set forth under this Agreement.

4. Representations and Warranties of Each Stockholder. Each Stockholder on its own behalf hereby represents and warrants to each of Parent and the Company, severally and not jointly, with respect to such Stockholder and such Stockholder’s ownership of the Subject Shares as follows:

(a) Authority. Such Stockholder has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether considered in a proceeding in equity or at law). Other than as provided in the Purchase Agreement and, if applicable to Stockholder, any filings by such Stockholder with the SEC, the execution, delivery and performance by such Stockholder of this Agreement does not require any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Authority, other than any consent, approval, authorization, permit, action, filing or notification (i) that has been duly obtained prior to the execution and delivery of this Agreement or (ii) the failure of which to make or obtain would not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Transaction or such Stockholder’s ability to observe and perform such Stockholder’s material obligations hereunder.

(b) No Conflicts. Except as would not materially restrict, limit or impair the performance of any of such Stockholder’s obligations hereunder, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any Contract or Law applicable to such Stockholder or by which such Stockholder’s property or assets are bound.

(c) The Subject Shares. As of the date of this Agreement, such Stockholder is the record and beneficial owner of and has good and marketable title to the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto, which are free and clear of any and all Liens (including any restriction on the right to vote, sell or otherwise dispose of such Subject Shares), other than (i) any encumbrances (1) created by this Agreement, (2) arising under applicable securities or community property laws or (3) as disclosed on Schedule A hereto, and (ii) any Permitted Liens or any of the foregoing that would not prevent or delay such Stockholder’s ability to perform such Stockholder’s obligations hereunder. Such Stockholder does not own, of record or beneficially, any Parent Capital Stock other than the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto (except that such Stockholder may be deemed to beneficially own Subject Shares owned by other Stockholders). Such Stockholder has, or will have at the time of the applicable Parent Stockholder meeting, the sole right to vote or direct the vote of, or to dispose of or direct the disposition of, such Subject Shares. None of the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto are subject to any agreement, arrangement or restriction with respect to the voting of such Subject Shares that would prevent or delay such Stockholder’s ability to perform its obligations hereunder. Except for the Purchase Agreement, (i) there are no agreements or arrangements of any kind, contingent or otherwise, obligating such Stockholder to Transfer, or cause to be Transferred, any of the Subject Shares set forth opposite such Stockholder’s name on Schedule A hereto and (ii) no Person has any contractual or other right or obligation to purchase or otherwise acquire any such Subject Shares.

(d) Reliance by the Company. Such Stockholder understands and acknowledges that the Company is entering into the Purchase Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

(e) Litigation. As of the date hereof, to the knowledge of such Stockholder, there is no action, proceeding or investigation pending or threatened against such Stockholder challenging the validity of this Agreement or any action taken or to be taken by such Stockholder in connection with this Agreement.

5. Representations and Warranties of the Company. The Company hereby represents and warrants to, and covenants with, the Stockholders, as follows:

(a) Organization. The Company is duly organized, validly existing and in good standing (to the extent the applicable jurisdiction recognizes such concept) under the Laws of its jurisdiction of organization.

(b) Authority. The Company has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement may be limited by the Enforceability Exceptions (regardless of whether considered in a proceeding in equity or at law). Other than as provided in the Purchase Agreement, the execution, delivery and performance by the Company of this Agreement does not require any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Authority, other than any consent, approval, authorization, permit, action, filing or notification (i) that has been duly obtained prior to the execution and delivery of this Agreement or (ii) the failure of which to make or obtain would not, individually or in the aggregate, be reasonably expected to prevent or materially delay the consummation of the Transaction or the Company’s ability to observe and perform its material obligations hereunder.

(c) No Conflicts. Except as would not materially restrict, limit or impair the performance of any of the Company’s obligations hereunder, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, will violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any provision of, any Contract or Law applicable to the Company or by which the Company’s property or assets are bound.

6. Stockholder Capacity. No Stockholder, nor any Person executing this Agreement on behalf of a Stockholder, who is or becomes during the term hereof a director or officer of Parent or any of its Affiliates, shall be deemed to make any agreement or understanding in this Agreement in such Person’s capacity as, or that would limit Stockholder’s or such Person’s ability to take, refrain from taking, or shall require Stockholder or such Person to take, refrain from taking, or cause to be taken, or to be refrained from taking, actions as, a director or officer of Parent or any of its Affiliates, in each case, to the extent necessary to comply with such Stockholder’s or Person’s fiduciary duties or other legal obligations under applicable Law while acting in such capacity as a director or officer of Parent or any of its Affiliates, and any such action taken, or refrained to be taken, in such Stockholder’s or in such Person’s capacity as a director or officer of Parent or any of its Affiliates shall not be deemed a violation of the Stockholder’s agreements or obligations under this Agreement. Each Person executing this Agreement on behalf of a Stockholder is executing this Agreement solely in such Person’s capacity as a representative of such Stockholder and nothing herein shall limit or affect any actions taken (or any failures to act) by such Person in such Person’s capacity as a director or officer of Parent or any of its Affiliates. The taking of any actions (or any failures to act) by such Person in such Person’s capacity as a director or officer of Parent shall not be deemed to constitute a breach of this Agreement, regardless of the circumstances related thereto.

7. Termination. This Agreement shall automatically terminate without further action upon the earliest to occur of (a) the Closing, (b) the termination of the Purchase Agreement in accordance with its terms, (c) any Parent Board Recommendation Change or (d) any amendment or modification of any provision of the Purchase Agreement that increases the amount or changes the form of the Consideration in any material respect (the date of such earliest event to occur, the “Expiration Date”).

8. Specific Performance. Each Stockholder acknowledges and agrees that (a) the covenants, obligations and agreements contained in this Agreement relate to special, unique and extraordinary matters, (b) the Company is relying on such covenants in connection with entering into the Purchase Agreement and (c) a violation of any of the terms of such covenants, obligations or agreements will cause the Company irreparable injury for which adequate remedies are not available at law and for which monetary damages are not readily ascertainable. Therefore, each Stockholder agrees that the Company shall be entitled to specific performance of the terms hereof, including an injunction or injunctions, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to prevent such Stockholder from committing any violation of such covenants, obligations or agreements and to enforce specifically the terms and provisions of this Agreement. These remedies are cumulative and shall be the Company’s sole remedy under this Agreement unless the Company shall have sought and been denied such remedies, and such denial is other than by reason of the absence of violation of such covenants, obligations or agreements.

9. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE DEEMED TO BE MADE AND SHALL BE INTERPRETED, CONSTRUED AND GOVERNED IN ALL RESPECTS BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE CONFLICTS OF LAW PRINCIPLES. Each party irrevocably acknowledges and agrees that any dispute, claim, or cause of action (whether based on contract, tort, or otherwise) that may result from, arise out of, be in connection with or relating to any Relevant Matters shall be finally settled by binding arbitration pursuant to the Rules of Arbitration of the International Chamber of Commerce then in effect by three (3) arbitrators, with Parent and Seller being entitled to appoint one (1) arbitrator, the Stockholder party to such dispute, claim, or cause of action (or, if more than one Stockholder is party to such dispute, claim, or cause of action, a majority in interest of such Stockholders, based on their respective holdings of Parent Capital Stock) being entitled to appoint one (1) arbitrator, and the third arbitrator to be nominated by such first two (2) arbitrators (or, if such an agreement is not reached, with the third arbitrator (and any other arbitrator that a party fails to appoint) being appointed in accordance with such Rules). The seat of the arbitration shall be New York City, New York, and the language of the arbitration shall be English and all written materials in connection with such arbitration, including but not limited to all pleadings and evidence, shall be in the English language. The arbitrator(s) shall apply the laws of the State of Delaware to the merits of any such dispute, claim, or cause of action (whether in contract, tort, or statute). The arbitrator shall have the power to decide all questions of arbitrability. The arbitrator(s) shall have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding. The arbitrator(s) shall enter an appropriate protective order to maintain the strict confidentiality of information produced or exchanged in the course of the arbitration proceedings, and all proceedings, awards, and related documents shall be kept confidential except as required by applicable Law or for enforcement purposes. The award must be in writing and state the reasons on which it is based. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding anything to the contrary in Section 9 in this Agreement, any party may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief without breach of Section 9 in this Agreement and without any abridgment of the powers of the arbitrator(s) in the event of acts or breaches of this Agreement that such party believes may cause irreparable harm or with respect to which such party believes monetary damages would not provide adequate compensation.

10. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION. EACH PARTY HEREBY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED TO SUCH PARTY, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTION BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10.

11. Amendment, Waivers, etc. Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by each of the Company, Parent and each of the Stockholders. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

12. Assignment; No Third-Party Beneficiaries. This Agreement shall not be assignable or otherwise transferable by a party without the prior written consent of the other parties hereto, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be null, void and of no effect. Subject to the preceding sentence, this Agreement shall be binding upon the respective heirs, successors, legal representatives and permitted assigns of the parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

13. Notices. All notices and other communications hereunder must be in writing and will be deemed to have been duly delivered and received hereunder (i) when delivered, if delivered personally to the intended recipient; (ii) upon receipt of proof of delivery, if delivered by an internationally recognized overnight courier service; or (iii) immediately upon delivery by electronic mail (provided that no “bounce back”, unsuccessful delivery or similar message is received with respect thereto), in each case to the intended recipient as set forth below:

if to the Company:

Distributed Technologies Research Global Ltd

[***]

Attn:    [***]

Email:    [***]

with copies to (which copies shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attn:    Jared Fishman;

Matthew B. Goodman

Email:   [***];

[***]

if to Parent:

Bakkt Holdings, Inc.

10000 Avalon Boulevard, Suite 1000

Alpharetta, Georgia 30009

Attention: General Counsel

Email: [***]

with copies to (which copies shall not constitute notice):

Wilson Sonsini Goodrich & Rosati, Professional Corporation:

900 S Capital of Texas Highway Las Cimas IV, Fifth Floor Austin, Texas 78746-5546 Attn: J. Matthew Lyons Email: [***]	31 W 52nd Street, Ninth Floor New York, New York 10019 Attn: Jack Hamilton Email: [***]

if to the Stockholders:

The addresses listed on the signature pages hereto.

14. Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, or incapable of being enforced under any applicable Law, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

15. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

16. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

17. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart. Any such counterpart, to the extent executed and delivered by fax or .pdf, .tif, .gif, .jpg or similar attachment to electronic mail or other means of electronic signature (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

PARENT:

BAKKT HOLDINGS, INC.

By:	/s/ Marc D’Annunzio
Name: Marc D’Annunzio
Title: General Counsel and Secretary

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

DISTRIBUTED TECHNOLOGIES RESEARCH GLOBAL LTD

By:	/s/ Akshay Naheta
Name: Akshay Naheta
Title: Chief Executive Officer

[SIGNATURE PAGE TO VOTING AND SUPPORT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

COLLEEN BROWN

/s/ Colleen Brown

Address: [***]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

INTERCONTINENTAL EXCHANGE, INC.

By:	/s/ Andrew Surdykowski
Name: Andrew Surdykowski
Title: General Counsel

Address: [***]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

KAREN ALEXANDER

/s/ Karen Alexander

Address: [***]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

MADELYN ALDEN SCHWARTZER

/s/ Madelyn Alden Schwartzer

Address: [***]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

MARC D’ANNUNZIO

/s/ March D’Annunzio

Address: [***]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

MICHAEL ALFRED

/s/ Michael Alfred

Address: [***]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

NICHOLAS BAES

/s/ Nicholas Baes

Address: [***]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

RICHARD GALVIN

/s/ Richard Galvin

Address: [***]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STOCKHOLDERS:

SEAN COLLINS

/s/ Sean Collins

Address: [***]

SCHEDULE A

Stockholder	Parent Capital Stock
Akshay Naheta	1,087,151 shares of Class A Common Stock
Colleen Brown	14,956 shares of Class A Common Stock
Intercontinental Exchange, Inc.	7,919,002 shares of Class A Common Stock
Karen Alexander	19,270 shares of Class A Common Stock
Madelyn Alden Schwartzer	Only holds restricted stock units
Marc D’Annunzio	68,389 shares of Class A Common Stock
Michael Alfred (through Alpine Fox LP)	40,000 shares of Class A Common Stock
Nicolas Baes	20,875 shares of Class A Common Stock
Richard Galvin	Only holds restricted stock units
Sean Collins	33,240 shares of Class A Common Stock

Exhibit 10.4

EXECUTION VERSION

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

January 11, 2026

This Amended and Restated Registration Rights Agreement (this “Agreement”) is entered into as of the date hereof with effectiveness as of the Closing Date, by and among (i) Bakkt Holdings, Inc., a Delaware corporation (“Pubco”; provided, that, with respect to any Contract entered into prior to the date hereof, “Pubco” shall refer to the former Bakkt Holdings, Inc. (“Old Pubco”), the obligations of which under any such Contract have been assumed by Pubco), (ii) Intercontinental Exchange Holdings, Inc. (“ICE”), (iii) Akshay Naheta (the “Seller”), and (iv) each of the parties listed on Schedule 1 hereto (each, a “DTR Beneficial Owner” and collectively the “DTR Beneficial Owners”).

RECITALS

WHEREAS, among others, Pubco and ICE entered into that certain Registration Rights Agreement, dated as of October 15, 2021 (the “Prior Agreement”), pursuant to which Pubco granted ICE and the other holders party thereto certain registration rights with respect to certain securities of Pubco;

WHEREAS, on the date hereof, Pubco, the Seller, Bakkt Opco Holdings, LLC (“Opco”) and Distributed Technologies Research Global Ltd (“DTR”) entered into that certain Share Purchase Agreement (the “Purchase Agreement”), pursuant to which, among other things, the Seller and the DTR Beneficial Owners will receive shares of Pubco’s Class A Common Stock (as defined herein), as consideration under the Purchase Agreement (the “DTR Shares”) in accordance with the terms thereof;

WHEREAS, the Prior Agreement provides that the Prior Agreement may be amended only by the written consent of Pubco and the Stockholders (as defined in the Prior Agreement) holding at least a majority in interest of the Registrable Securities (as defined in the Prior Agreement) (together, the “Requisite Parties”);

WHEREAS, the undersigned, constituting the Requisite Parties, wish to amend and restate the Prior Agreement in its entirety with this Agreement to, among other things, grant the Seller certain registration rights with respect to the DTR Shares, as set forth in the Purchase Agreement, and to include in the registration rights hereunder certain Pubco securities held by ICE previously covered by other agreements;

WHEREAS, the parties hereto have determined that none of the amendments to the Prior Agreement effected hereby adversely affects any one Stockholder (as defined in the Prior Agreement), not party hereto solely in its capacity as a holder of the shares of capital stock of Pubco, in a manner that is materially different from the other Stockholders (in such capacity); and

WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Affiliate” of a specified Person means a Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such specified Person. For the purposes of this Agreement, Pubco and its Subsidiaries shall not be deemed Affiliates of ICE or the Seller.

“Agreement” shall have the meaning given in the Preamble.

“Block Trade” shall have the meaning given in Section 2.6(a).

“Business Day” shall mean any day of the year on which national banking institutions in New York are open to the public for conducting business and are not required or authorized to close.

“Class A Common Stock” shall mean the Class A common stock, par value $0.0001 per share, of Pubco.

“Closing Date” shall have the meaning given in the Purchase Agreement.

“Commission” shall mean the U.S. Securities and Exchange Commission.

“Control” (including its correlative meanings, “Controlling”, “Controlled by” and “under common Control with”) means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person (whether through ownership of equity securities, by contract, or otherwise).

“Controlled Entity” means, as to any Person, (a) any corporation more than 50% of the outstanding voting stock of which is owned by such Person or such Person’s Immediate Family Members or Affiliates, (b) any trust, whether or not revocable, of which such Person or such Person’s Immediate Family Members or Affiliates are the sole beneficiaries, (c) any partnership of which such Person or an Affiliate of such Person is the managing partner, general partner or investment manager or in which such Person or such Person’s Immediate Family Members or Affiliates hold partnership interests representing at least 50% of such partnership’s capital and profits and (d) any limited liability company of which such Person or an Affiliate of such Person is the manager, managing member or investment manager or in which such Person or such Person’s Immediate Family Members or Affiliates hold membership interests representing at least 50% of such limited liability company’s capital and profits.

“Demanding Holder” means a holder or holders of Registrable Securities that have a value of at least $20,000,000.00 based on the average closing price of the Class A common stock in the preceding 30 trading days prior to the date of such determination; provided, that the Seller shall not constitute a Demanding Holder for so long as the Seller is employed or engaged by Pubco or any subsidiary or Affiliate of Pubco.

“DTR” shall have the meaning given in the Recitals.

“DTR Beneficial Owners” shall have the meaning given in the Preamble.

“DTR Shares” shall have the meaning given in the Recitals.

“Effectiveness Deadline” shall have the meaning given in Section 2.1.

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“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Form S-3” shall have the meaning given in Section 2.4.

“ICE” means Intercontinental Exchange Holdings, Inc. and its Affiliates other than Pubco and Bakkt Opco.

“Immediate Family Members” means, with respect to any Person, such Person’s spouse, ancestors, descendants (whether by blood, marriage or adoption, and including spouses of such descendants), brothers and sisters (whether by blood, marriage or adoption) and inter vivos or testamentary trusts of which the only beneficiaries are such Person or any of the foregoing Persons.

“Maximum Number of Securities” shall have the meaning given in Section 2.2(b).

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Notice” shall have the meaning given to it in Section 5.1.

“Opco LLCA” shall mean that certain Fourth Amended and Restated Limited Liability Company Agreement, dated November 3, 2025, by and among Opco and the members party thereto.

“Permitted Transferee” means, with respect to a Stockholder: (a) any Immediate Family Member of such Stockholder; (b) any Affiliate of such Stockholder; or (c) any Controlled Entity of such Stockholder.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or other form of business organization, whether or not regarded as a legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof.

“Piggyback Registration” shall have the meaning given in Section 2.3.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Pubco” shall have the meaning given in the Preamble.

“Purchase Agreement” shall have the meaning given in the Recitals.

“Qualifying Registration Event” shall mean an underwritten public offering of shares of Class A Common Stock (or any shares into which the Class A Common Stock is reclassified or for which the Class A Common Stock is converted, substituted or exchanged) for cash pursuant to a registration statement or registration statements (other than on Form S-4, S-8 or a comparable form) under the Securities Act with aggregate gross proceeds of at least $20,000,000.00 (net of any underwriting discount or other underwriting fees, commissions or expenses).

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“Registrable Securities” shall mean (a) any Class A Common Stock currently owned by ICE or that may be issued upon exercise of any warrants currently owned by ICE, (b) the DTR Shares and (c) any other equity security of Pubco issued or issuable to any Stockholder with respect to any such share of Class A Common Stock referred to in clauses (a) and (b) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by Pubco and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such shares of Class A Common Stock are eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144; provided, that this prong (iv) shall not apply to Registrable Securities of ICE for so long as ICE owns at least 2% of Pubco’s outstanding shares of Class A Common Stock; or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Class A Common Stock is then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for Pubco;

(e) reasonable fees and disbursements of all independent registered public accountants of Pubco incurred specifically in connection with such Registration (including the expenses of any special audit and “comfort letters” required by or incident to such performance); and

(f) reasonable fees and expenses of one (1) legal counsel of the Stockholders in connection with any Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Representative” shall mean, with respect to any person, such person’s affiliates and its and their respective directors, officers, employees, managers, members, stockholders, partners, incorporators, trustees, counsel, financial advisors, accountants, auditors and other agents or authorized representatives.

“Securities Act” shall mean the Securities Act of 1933, as amended.

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“Seller” shall have the meaning given in the Preamble.

“Stockholder” means a holder of Registrable Securities or its Permitted Transferee.

“Suspension Notice” shall have the meaning set forth in Section 3.4(b).

“Suspension Period” shall have the meaning set forth in Section 3.4(b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean an offering in which securities of Pubco are sold to an Underwriter in a firm commitment underwriting for distribution to the public or an “at-the-market” offering.

ARTICLE II

REGISTRATIONS

Section 2.1 Registration Statement. Pubco shall, as soon as practicable after the Closing Date, but in any event within five Business Days after the Closing Date, file a Registration Statement under the Securities Act to permit the public resale of all the Registrable Securities held by the Stockholders that are not already covered by an effective Registration Statement from time to time as permitted by Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) on the terms and conditions specified in this Section 2.1 and shall use its reasonable best efforts to cause such Registration Statement to be declared effective as soon as practicable after the filing thereof, but in any event no later than the earlier of (a) 60 days (or 90 days if the Commission notifies Pubco that it will “review” the Registration Statement) after the Closing Date and (b) the 10th Business Day after the date Pubco is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”). The Registration Statement filed with the Commission pursuant to this Section 2.1 shall be on Form S-3 or, if Form S-3 is not then available to Pubco, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of such Registrable Securities and shall contain a Prospectus in such form as to permit any Stockholder to sell such Registrable Securities pursuant to Rule 415 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect) at any time beginning on the effective date for such Registration Statement. A Registration Statement filed pursuant to this Section 2.1 shall provide for the resale pursuant to any method or combination of methods legally available to, and requested by, the Stockholders. Pubco shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another registration statement is available, for the resale of all the Registrable Securities held by the Stockholders until all such Registrable Securities have ceased to be Registrable Securities. If at any time a Registration Statement filed pursuant to this Section 2.1 is not effective or is not otherwise available for the resale of all the Registrable Securities held by the Stockholders, Stockholder(s) may demand registration under the Securities Act of all or part of their Registrable Securities at any time and from time to time, and Pubco shall use its reasonable best efforts to file with the Commission following receipt of any such demand one or more Registration Statements with respect to all such Registrable Securities and to cause such Registration Statement to be declared effective by the Commission as soon as practicable after the filing thereof. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.1, but in any event within three Business Days of such date, Pubco shall notify the Stockholders of the effectiveness of such Registration Statement. When effective, a Registration Statement filed pursuant to this Section 2.1 (including any documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any Prospectus contained in such Registration Statement, in the light of the circumstances under which such statement is made).

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Section 2.2 Underwritten Offering.

(a) In the event that any Stockholder elects to dispose of Registrable Securities under a Registration Statement pursuant to an Underwritten Offering of all or part of such Registrable Securities that are registered by such Registration Statement, then Pubco shall, upon the written demand of one or more Demanding Holders, enter into an underwriting agreement in a form as is customary in Underwritten Offerings of equity securities with the managing Underwriter or Underwriters selected by Pubco that is reasonably acceptable to the Demanding Holders, and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. In addition, Pubco shall give prompt written notice to each other Stockholder regarding such proposed Underwritten Offering, and such notice shall offer such Stockholders the opportunity to include in the Underwritten Offering such number of Registrable Securities as each such Stockholder may request. Each such Stockholder shall make such request in writing to Pubco within five Business Days (two Business Days in the case of an “overnight” or “bought” offering) after the receipt of any such notice from Pubco, which request shall specify the number of Registrable Securities intended to be disposed of by such Stockholder. Each Stockholder proposing to distribute its Registrable Securities through an Underwritten Offering pursuant to this Section 2.2 shall enter into an underwriting agreement with the underwriters, which underwriting agreement shall contain such representations, covenants, indemnities (subject to Article IV) and other rights and obligations as are customary in underwritten offerings of equity securities; provided, however, that no such Stockholder shall be required to make any representations or warranties to or agreements with Pubco or the Underwriters other than representations, warranties or agreements regarding such Stockholder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

(b) If the managing Underwriter or Underwriters in an Underwritten Offering, in good faith, advises Pubco and the Demanding Holder that the dollar amount or number of Registrable Securities that the Demanding Holder desires to sell, taken together with all other shares of Class A Common Stock or other equity securities that Pubco or any other Stockholder desires to sell and the shares of Class A Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggyback registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Pubco shall include in such Underwritten Offering, as follows:

(i) first, the Registrable Securities of the Demanding Holders (which, for the avoidance of doubt, shall include ICE if ICE exercises its rights to register its Registrable Securities pursuant to Section 2.2(a)), pro rata based on the respective number of Registrable Securities that each Demanding Holder and ICE (if applicable) has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Demanding Holders and ICE (if applicable) have requested be included in such Underwritten Offering that can be sold without exceeding the Maximum Number of Securities;

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(ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Stockholders (pro rata, based on the respective number of Registrable Securities that each such Stockholder has so requested) exercising their rights to register their Registrable Securities pursuant to Section 2.2(a), without exceeding the Maximum Number of Securities;

(iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i) or clause (ii), the shares of Class A Common Stock held by persons or entities that Pubco is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons, which collectively can be sold without exceeding the Maximum Number of Securities; and

(iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), clause (ii), or clause (iii), shares of Class A Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities.

(c) A Demanding Holder shall have the right to withdraw all or any portion of its Registrable Securities included in an Underwritten Offering pursuant to this Section 2.2 for any or no reason whatsoever upon written notification to Pubco and the Underwriter or Underwriters of its intention to withdraw from such Underwritten Offering prior to the pricing of such Underwritten Offering and such withdrawn amount shall no longer be considered an Underwritten Offering. If withdrawn, a demand for an Underwritten Offering shall constitute a demand for an Underwritten Offering by the withdrawing Demanding Holder for purposes of Section 2.2, unless (x) such Demanding Holder reimburses Pubco for all Registration Expenses with respect to such Underwritten Offering (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Offering) or (y) such withdrawal is the result of a Suspension Notice as contemplated by Section 3.4(d).

(d) Under no circumstances shall Pubco be obligated to effect more than three Registrations pursuant to a request by a Demanding Holder under Section 2.2 (each a “Demand Registration”), with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement has become effective and all of the Registrable Securities requested by the Demanding Holders to be registered on behalf of the Demanding Holders in such Registration have been sold pursuant to such Registration Statement. Each Demand Registration requested by a Demanding Holder for purposes of this Agreement must represent a Qualifying Registration Event.

Section 2.3 Piggyback Registration.

(a) If at any time Pubco proposes to file a Registration Statement under the Securities Act with respect to equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of Pubco (or by Pubco and by the stockholders of Pubco including, without limitation, pursuant to Section 2.2) on a form that would permit registration of Registrable Securities, other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to Pubco’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of Pubco, (iv) for a dividend reinvestment plan or (v) on Form S-4, then Pubco shall give written notice of such proposed filing to all of the Stockholders of Registrable Securities as soon as practicable but not less than 10 days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of

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distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Stockholders the opportunity to register the sale of such number of Registrable Securities as such Stockholders may request in writing within five days after receipt of such written notice (such Registration a “Piggyback Registration”); provided, however, that if Pubco has been advised in writing by the managing Underwriter(s) that the inclusion of Registrable Securities for sale for the benefit of the Stockholders will have an adverse effect on the price, timing or distribution of the Class A Common Stock in the Underwritten Offering, then (1) if no Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), Pubco shall not be required to offer such opportunity to the Stockholders or (2) if any Registrable Securities can be included in the Underwritten Offering in the opinion of the managing Underwriter(s), then the amount of Registrable Securities to be offered for the accounts of Stockholders shall be determined based on the provisions of Section 2.3(b). Subject to Section 2.3(b), Pubco shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Stockholders pursuant to this Section 2.3 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of Pubco included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. If no written request for inclusion from a Stockholder is received within the specified time, each such Stockholder shall have no further right to participate in such Underwritten Offering. All such Stockholders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by Pubco; provided, however, that (A) no such Stockholder shall be required to make any representations or warranties to or agreements with Pubco or the Underwriters other than representations, warranties or agreements regarding such Stockholder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law and (B) no Stockholder shall be required to agree to any indemnification obligations on the part of such Stockholder that are greater than its obligations pursuant to Article IV.

(b) If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises Pubco and the Stockholders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Class A Common Stock that Pubco desires to sell, taken together with (i) the shares of Class A Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Stockholders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Sections 2.2 and 2.3, and (iii) the shares of Class A Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggyback registration rights of other stockholders of Pubco, exceeds the Maximum Number of Securities, then:

(i) If the Registration is undertaken for Pubco’s account, Pubco shall include in any such Registration (A) first, shares of Class A Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Stockholders exercising their rights to register their Registrable Securities pursuant to Sections 2.2 and 2.3 which can be sold without exceeding the Maximum Number of Securities, allocated pro rata based on the respective number of Registrable Securities that each such Stockholder has requested be included in such Registration; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), shares of Class A Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of Pubco, which can be sold without exceeding the Maximum Number of Securities;

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(ii) If the Registration is pursuant to a request by persons or entities other than the Stockholders, then Pubco shall include in any such Registration (A) first, shares of Class A Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Stockholders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Stockholders exercising their rights to register their Registrable Securities pursuant to Sections 2.2 and 2.3 which can be sold without exceeding the Maximum Number of Securities, allocated pro rata based on the respective number of Registrable Securities that each such Stockholder has requested be included in such Registration; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), shares of Class A Common Stock or other equity securities that Pubco desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), shares of Class A Common Stock or other equity securities for the account of other persons or entities that Pubco is obligated to register pursuant to separate written contractual piggyback registration rights of other stockholders of Pubco, which can be sold without exceeding the Maximum Number of Securities.

(c) Any Stockholder that indicated an intention to sell Registrable Securities under this Section 2.3 shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to Pubco and the Underwriter or Underwriters (if any) of its intention to withdraw from such Piggyback Registration prior to the pricing of such Underwritten Offering. Pubco (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, Pubco shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.3.

(d) For purposes of clarity, any Registration effected pursuant to Section 2.3 shall not be counted as a Registration effected under Section 2.2.

Section 2.4 Registrations on Form S-3. The holders of Registrable Securities may at any time, and from time to time, request in writing that Pubco, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission), register the resale of any or all of their Registrable Securities on Form S-3 or similar short form registration statement that may be available at such time (“Form S-3”); provided, however, that Pubco shall not be obligated to effect such request through an Underwritten Offering. Within five days of Pubco’s receipt of a written request from a holder of Registrable Securities for a Registration on Form S-3, Pubco shall promptly give written notice of the proposed Registration on Form S-3 to all other holders of Registrable Securities, and each holder of Registrable Securities who thereafter wishes to include all or a portion of such holder’s Registrable Securities in such Registration on Form S-3 shall so notify Pubco, in writing, within 10 days after the receipt by the Stockholder of the notice from Pubco. As soon as practicable thereafter, but not more than 20 days after Pubco’s initial receipt of such written request for a Registration on Form S-3, Pubco shall register all or such portion of such Stockholder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Stockholder or Stockholders joining in such request as are specified in the written notification given by such Stockholder or Stockholders; provided, however, that Pubco shall not be obligated to effect any such Registration pursuant to Section 2.3 if (i) a Form S-3 is not available for such offering or (ii) the Stockholders of Registrable Securities, together with the Stockholders of any other equity securities of Pubco entitled to inclusion in such Registration, propose to sell Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $10,000,000.00.

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Section 2.5 Market Stand-off. In connection with any Underwritten Offering of Class A Common Stock of Pubco, if requested by the Underwriters managing the offering, each Stockholder that is an executive officer or director of Pubco or the beneficial owner of more than one percent of the outstanding shares of Class A Common Stock of Pubco, and any other Stockholder reasonably requested by the managing Underwriter, agrees not to, and to execute a customary lock-up agreement (in each case on substantially the same terms and conditions as all such Stockholders, including customary waiver “mfn” provisions) in favor of the managing Underwriters to not, sell or dispose of any shares of Class A Common Stock of Pubco (other than those included in such offering pursuant to this Agreement), without the prior written consent of Pubco, during the 90-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent.

Section 2.6 Block Trades.

(a) Notwithstanding any other provision of this Article II, but subject to Section 3.4, at any time and from time to time when an effective shelf Registration Statement is on file with the Commission, if a Demanding Holder wishes to engage in an underwritten registered offering not involving a “roadshow”, an offering commonly known as a “block trade” (a “Block Trade”), with a total offering price reasonably expected to exceed, in the aggregate, either (x) $10,000,000.00 or (y) all remaining Registrable Securities held by the Demanding Holder, then such Demanding Holder only needs to notify Pubco of the Block Trade at least five business days prior to the day such offering is to commence and Pubco shall as expeditiously as possible use its commercially reasonable efforts to facilitate such Block Trade; provided, that any Demanding Holder wishing to engage in the Block Trade shall use commercially reasonable efforts to work with Pubco and any Underwriters prior to making such request in order to facilitate preparation of the Registration Statement, Prospectus and other offering documentation related to the Block Trade. In addition, Pubco shall give prompt written notice to each other Demanding Holder regarding such proposed Block Trade, and such notice shall offer such Demanding Holders the opportunity to include in the Block Trade such number of Registrable Securities as each such Demanding Holder may request. Each such Demanding Holder shall make such request in writing to Pubco within two Business Days after the receipt of any such notice from Pubco, which request shall specify the number of Registrable Securities intended to be disposed of by such Demanding Holder.

(b) Prior to the filing of the applicable “red herring” Prospectus or Prospectus supplement used in connection with a Block Trade, any Demanding Holder initiating such Block Trade shall have the right to submit a withdrawal notice to Pubco and the Underwriter or Underwriters (if any) of their intention to withdraw from such Block Trade.

(c) Except as otherwise provided in this Section 2.6, Section 2.2 shall apply to each Block Trade initiated by a Demanding Holder pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement, Section 2.3 shall not apply to a Block Trade initiated by a Demanding Holder pursuant to this Agreement.

(d) The Demanding Holder in a Block Trade shall have the right to select the Underwriters for such Block Trade (which shall consist of one or more reputable nationally recognized investment banks).

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ARTICLE III

COMPANY PROCEDURES

Section 3.1 General Procedures. Pubco shall use its reasonable best efforts to effect the Registration of Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Pubco shall, as expeditiously as practicable:

(a) subject to Section 2.1, prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective pursuant to the terms of this Agreement until all of such Registrable Securities have been disposed of (if earlier);

(b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be required by the rules, regulations or instructions applicable to the registration form used by Pubco or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all of such Registrable Securities have been disposed of (if earlier) in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

(c) prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Stockholders of Registrable Securities included in such Registration, and to one legal counsel selected by the Stockholders, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Stockholders of Registrable Securities included in such Registration or the legal counsel selected by such Stockholders may request in order to facilitate the disposition of the Registrable Securities owned by such Stockholders;

(d) prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Pubco and do any and all other acts and things that may be necessary or advisable to enable the holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Pubco shall not be required to qualify generally to do business or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(e) use its commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by Pubco are then listed;

(f) provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

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(g) advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(h) at least five days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

(i) notify the Stockholders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;

(j) permit a Representative of the Stockholders or of any Underwriter, if any, to participate, at each such person’s own expense (except to the extent any expenses of a Stockholder’s Representative constitute Registration Expenses), in the preparation of the Registration Statement, and cause Pubco’s officers, directors and employees to supply all information reasonably requested by any such Representative in connection with the Registration; provided, however, that if any such Representative is not otherwise subject to confidentiality obligations, such Representative will enter into a confidentiality agreement, if requested by Pubco, in form and substance reasonably satisfactory to Pubco, prior to the release or disclosure of any such information;

(k) obtain a “cold comfort” letter from Pubco’s applicable independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request;

(l) on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letters, dated as of such date, of counsel representing Pubco for the purposes of such Registration, addressed to the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as are customarily included in such opinions and negative assurance letters;

(m) in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, on terms agreed to by Pubco with the managing Underwriter of such offering;

(n) make available to its security holders, as soon as reasonably practicable, an earnings statement (which need not be audited) covering the period of at least twelve months beginning with the first day of Pubco’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

(o) if the Registration involves an Underwritten Offering, use its reasonable efforts to make available senior executives of Pubco to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

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(p) otherwise, in good faith, take such customary actions reasonably necessary to effect the registration of such Registrable Securities contemplated hereby.

Section 3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by Pubco. Stockholders selling Registrable Securities shall bear all incremental selling expenses relating to the sale of such Registrable Securities, such as Underwriters’ commissions and discounts and brokerage fees.

Section 3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of Pubco hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in the underwriting agreement for such Underwritten Offering and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting agreement.

Section 3.4 Suspension of Sales; Blackout Period; Adverse Disclosure.

(a) Upon receipt of written notice from Pubco that a Registration Statement or Prospectus contains a Misstatement, each of the Stockholders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Pubco hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by Pubco that the use of the Prospectus may be resumed.

(b) Notwithstanding anything to the contrary contained in this Agreement, Pubco shall be entitled, by providing written notice (a “Suspension Notice”) to the Stockholders, to delay the filing or effectiveness of a Registration Statement or require the Stockholders to suspend the use of the Prospectus for sales of Registrable Securities under an effective Registration Statement for a reasonable period of time not to exceed 90 days in the aggregate in any twelve-month period (a “Suspension Period”) if the Chief Executive Officer or principal financial officer of Pubco, after consultation with counsel to Pubco, determines in good faith that such filing, effectiveness or use would (i) require the public disclosure of material non-public information concerning any material transaction or negotiations involving Pubco that would interfere with such material transaction or negotiations or (ii) otherwise materially interfere with material financing plans, acquisition activities or business activities of Pubco. Immediately upon receipt of a Suspension Notice, the Stockholder shall discontinue the disposition of Registrable Securities under an effective Registration Statement and Prospectus relating thereto until the Suspension Period is terminated.

(c) Pubco agrees to promptly notify in writing the Stockholders, to the extent it still holds Registrable Securities, of the termination of a Suspension Period. After the expiration of any Suspension Period in the case of an effective Registration Statement, and without the need for any further request from any Stockholder, Pubco shall, as promptly as reasonably practicable, prepare a post-effective amendment or supplement to such Registration Statement, the relevant Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Registration Statement or the Prospectus, as applicable, will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(d) If Pubco notifies the Demanding Holders of a Suspension Period with respect to an Underwritten Offering requested pursuant to Section 2.2, the Demanding Holders may by notice to Pubco withdraw such request without such request counting as a demand under Section 2.2(d) and without being obligated to reimburse Pubco for any Registration Expenses in connection therewith.

(e) Notwithstanding anything to the contrary contained in this Agreement, Pubco may delay the filing or effectiveness of a Registration Statement or require the Stockholders to suspend the use of the Prospectus for sale of Registrable Securities under an effective Registration Statement: (i) during any of Pubco’s recurring quarterly earnings blackout periods, determined in accordance with such policy as Pubco shall generally maintain and communicate to the Stockholders from time to time, and any such blackout period shall be deemed to constitute a Suspension Period hereunder but shall not be subject to, and shall not count against, the time periods in Section 3.4(b) or be subject to Section 3.4(d); and (ii) if, in the good faith determination of Pubco, it is not feasible for Pubco to proceed with the registration or offering because (x) audited financial statements of Pubco or (y) audited financial statements of any acquired company or other entity or pro forma financial statements that are required by the Securities Act, by any Underwriters or by customary practice to be included in any related Registration Statement or Prospectus are then unavailable, until such time as such financial statements are prepared or obtained by Pubco, and any delay or suspension shall be treated as a Suspension Period hereunder, except that it shall not be subject to, and shall not count against, the time periods in Section 3.4(b) or be subject to Section 3.4(d); provided, that, with respect to clause (y), Pubco shall use its reasonable best efforts to prepare or obtain the relevant acquired company or pro forma financial statements as quickly as reasonably practicable.

Section 3.5 Reporting Obligations. As long as any Stockholder shall own Registrable Securities, Pubco, at all times while it shall be a reporting company under the Exchange Act, covenants to use commercially reasonably efforts to:

(a) make and keep public information regarding Pubco available, as those terms are understood and defined in Rule 144, at all times from and after the Closing Date until there are no Registrable Securities outstanding;

(b) file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Pubco after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Stockholders with true and complete copies of all such filings (the delivery of which will be satisfied by Pubco’s filing of such reports on the Commission’s EDGAR system); and

(c) Pubco further covenants that it shall take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell shares of Class A Common Stock held by such Stockholder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions upon receipt of reasonable and customary documentation from the Stockholder. Upon the reasonable request of any Stockholder, Pubco shall deliver to such Stockholder a written certification of a duly authorized officer as to whether it has complied with such requirements.

Section 3.6 Removal of Legend. In connection with a sale of Registrable Securities by a Stockholder in reliance on Rule 144, the Stockholder or its broker shall deliver to the transfer agent and Pubco a broker representation letter providing to the transfer agent and Pubco any information Pubco deems necessary to determine that the sale of the Registrable Securities is made in compliance with Rule 144. Upon receipt of such representation letter, Pubco shall promptly direct its transfer agent to remove the notation of a restrictive legend in the Stockholder’s certificate or the book entry account maintained by the transfer agent, and Pubco shall bear all costs associated therewith. At such time as the Registrable Securities have been sold pursuant to an effective registration statement under the Securities Act, if the book entry

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account or certificate for such Registrable Securities still bears any notation of restrictive legend, Pubco agrees, upon request of the Stockholder or permitted assignee, to take all steps necessary to promptly effect the removal of any restrictive legend from the Registrable Securities, and Pubco shall bear all costs associated therewith, regardless of whether the request is made in connection with a sale or otherwise, so long as the Stockholder or its permitted assigns provide to Pubco any information Pubco deems reasonably necessary to determine that the legend is no longer required under the Securities Act or applicable state laws.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

Section 4.1 Indemnification.

(a) Pubco agrees to indemnify, to the extent permitted by law, each Stockholder, its officers and directors, brokers and agents and each person who controls such Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by (i) or contained in any information furnished in writing to Pubco by such Stockholder expressly for use therein or (ii) use of a Prospectus by such Stockholder notwithstanding that Pubco had previously informed such Stockholder in writing to discontinue use of such Prospectus. Pubco shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of a Stockholder.

(b) In connection with any Registration Statement in which a Stockholder is participating, such Stockholder shall furnish to Pubco in writing such information and affidavits as Pubco reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify Pubco, its directors and officers and agents and each person who controls Pubco (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that (i) such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Stockholder expressly for use therein or (ii) such Stockholder used a Prospectus notwithstanding that Pubco had previously informed such Stockholder in writing to discontinue use of such Prospectus; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Stockholders of Registrable Securities, and the liability of each such Stockholder shall be in proportion to and limited to the net proceeds received by such Stockholder from the sale of Registrable Securities pursuant to such Registration Statement. The Stockholders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of Pubco.

(c) Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel

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reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. Pubco and each Stockholder participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Pubco’s or such Stockholder’s indemnification is unavailable for any reason.

(e) If the indemnification provided under this Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Stockholder under this Section 4.1(e) shall be limited to the amount of the net proceeds received by such Stockholder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 4.1(a), Section 4.1(b) and Section 4.1(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1(e) from any person who was not guilty of such fraudulent misrepresentation.

(f) The rights and obligations under this Article IV with respect to a Stockholder shall survive any disposition of such Stockholder’s Registrable Securities.

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ARTICLE V

MISCELLANEOUS

Section 5.1 Notices. To be valid for purposes hereof, any notice, request, demand, waiver, consent, approval or other communication (any of the foregoing, a “Notice”) that is required or permitted hereunder shall be in writing. A Notice shall be deemed given only as follows: (a) on the date delivered personally; (b) three Business Days after it is sent by registered or certified mail, return receipt requested, postage prepaid; (c) on the date sent by email (with confirmation of transmission; and provided, that, unless affirmatively confirmed by the recipient as received, notice is also sent to such party under another method permitted in this Section 5.1 within two Business Days thereafter) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) one (1) Business Day following deposit with a nationally recognized overnight courier service for next day delivery, charges prepaid, and, in each case, addressed to the intended recipient as set forth below, or in the case of the DTR Beneficial Owners, at the address set forth next to each DTR Beneficial Owner’s respective name on Schedule 1:

Notices to Pubco:

Bakkt Holdings, Inc.

10000 Avalon Boulevard, Suite 1000

Alpharetta, GA 30009

Attn: General Counsel

Email: [***]

Notices to Seller:

Distributed Technologies Research Global Ltd

[***]

Attn: [***]

Email: [***]

Section 5.2 Assignment; No Third-Party Beneficiaries.

(a) This Agreement and the rights, duties and obligations of Pubco hereunder may not be assigned or delegated by Pubco in whole or in part.

(b) This Agreement and the rights, duties and obligations of any Stockholder hereunder may be freely assigned or delegated by such Stockholder in conjunction with and to the extent of any transfer of Registrable Securities by any such Stockholder, subject to compliance with any applicable lock-up periods and Section 5.2(e) below.

(c) This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Stockholders.

(d) Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than the parties hereto, any right or remedies under or by reason of this Agreement, except that the persons entitled to indemnification or contribution pursuant to Article IV shall be allowed to enforce their express rights thereunder.

(e) No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate Pubco unless and until Pubco shall have received (i) written notice of such assignment as provided in Section 5.1 and (ii) the written agreement of the assignee, in the form attached hereto as Exhibit A, to be bound by the terms and provisions of this Agreement. Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

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Section 5.3 Counterparts. This Agreement and agreements, certificates, instruments and documents entered into in connection herewith, may be executed in multiple counterparts, each of which when executed and delivered shall thereby be deemed to be an original and all of which taken together shall constitute one and the same instrument. Any party hereto may deliver signed counterparts of this Agreement to the other parties hereto by means of facsimile or portable document format (.PDF) signature.

Section 5.4 Governing Law.

(a) This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

(b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE APPLICABLE STATE OR FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, FOR PURPOSES OF ALL LEGAL PROCEEDINGS, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER AGREEMENTS AND TRANSACTIONS CONTEMPLATED HEREBY, AND EACH PARTY HERETO HEREBY AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED THERETO EXCEPT IN SUCH COURTS. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH COURT OR THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (AND SHALL CAUSE ITS SUBSIDIARIES AND AFFILIATES TO WAIVE) THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO IN CONNECTION HEREWITH. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES HERETO TO ENTER INTO THIS AGREEMENT.

Section 5.5 Specific Performance. Each party hereto agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any party hereto does not perform its obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Each party hereto acknowledges and agrees that each party hereto shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, each without proof of damages, prior to the valid termination of this Agreement, this being in addition to any other remedy to which they are entitled under this Agreement. Each party hereto agrees that it shall not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. Each party hereto acknowledges and agrees that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.5 shall not be required to provide any bond or other security in connection with any such injunction.

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Section 5.6 Severability. If any portion or provision hereof is to any extent declared illegal or unenforceable by a court of competent jurisdiction, then the remainder hereof, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby, and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

Section 5.7 Interpretation. The headings and captions used in this Agreement have been inserted for convenience of reference only and do not modify, define or limit any of the terms or provisions hereof.

Section 5.8 Entire Agreement. This Agreement hereby amends and restates the Prior Agreement in its entirety and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior understandings, agreements, or representations by or between the parties hereto, written or oral, that may have related in any way to the subject matter hereof. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the subject matter hereof exist among the parties hereto, except as expressly set forth in this Agreement.

Section 5.9 Amendments and Modifications. Upon the written consent of Pubco and the Stockholders holding at least a majority in interest of the Registrable Securities at the time in question (provided, however, that the written consent of ICE shall be required in any event for so long as ICE owns at least 25% of the Registrable Securities), compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Stockholder, solely in its capacity as a holder of the shares of capital stock of Pubco, in a manner that is materially different from the other Stockholders (in such capacity) shall require the consent of the Stockholder (or holders of least a majority in interest of the Registrable Securities of the group of Stockholders) so affected. No course of dealing between any Stockholder or Pubco and any other party hereto or any failure or delay on the part of a Stockholder or Pubco in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Stockholder or Pubco. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

Section 5.10 Other Registration Rights. Pubco represents and warrants that, except with respect to registration rights granted pursuant to that certain Registration Rights Agreement, dated as of April 1, 2023, by and between Pubco and Apex Fintech Solutions, Inc. and that certain Registration Rights Agreement, dated as of June 17, 2025, by and between Pubco and YA II PN, LTD., no person, other than a holder of Registrable Securities has any right to require Pubco to register any securities of Pubco for sale or to include such securities of Pubco in any Registration filed by Pubco for the sale of securities for its own account or for the account of any other person. Further, Pubco represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions among the parties hereto and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail and the Prior Agreement shall no longer be of any force or effect.

Section 5.11 Term. This Agreement shall be effective as of the Closing Date and shall terminate upon the date as of which no Stockholders (or permitted assignees under Section 5.2) hold any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

Section 5.12 Limitation on Subsequent Registration Rights. From and after the date of this Agreement, Pubco shall not, without the prior written consent of ICE (for so long as ICE owns Registrable Securities representing or exchangeable for at least 10% of Pubco’s outstanding shares of Class A Common Stock) and the Seller (for so long as the Seller owns Registrable Securities representing or exchangeable

19

for at least 10% of Pubco’s outstanding shares of Class A Common Stock), enter into any agreement with any holder or prospective holder of any securities of Pubco giving such holder or prospective holder any registration rights the terms of which (a) are equivalent to or more favorable than the registration rights granted to the Stockholders hereunder, or (b) would reduce the amount of Registrable Securities the holders can include in any registration filed pursuant to Section 2.1, Section 2.2, Section 2.3 or Section 2.4, unless such rights are subordinate to those of the Stockholders.

Section 5.13 No Recourse. Notwithstanding any provision of this Agreement to the contrary, this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement may only be brought against, the entities that are expressly named as parties to this Agreement and then only with respect to the specific obligations set forth herein with respect to such party. Without limiting the rights of the parties under and to the extent provided under Section 5.5, except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party to this Agreement), (i) no past, present or future Representative of any named party to this Agreement and (ii) no past, present or future Representative of any named party to this Agreement shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the parties under this Agreement of or for any claim based on, arising out of, or related to this Agreement.

Section 5.14 Further Assurances. In connection with this Agreement and the transactions contemplated hereby, upon the written request by Pubco, each Stockholder shall execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary to effectuate and perform the provisions of this Agreement and the transactions contemplated hereby.

* * * * *

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IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

PUBCO:

BAKKT HOLDINGS, INC.

By:	/s/ Marc D’Annunzio
Name: Marc D’Annunzio
Title: General Counsel and Secretary

SELLER:

AKSHAY NAHETA

/s/ Akshay Naheta

STOCKHOLDER

INTERCONTINENTAL EXCHANGE HOLDINGS, INC.

By:	/s/ Andrew Surdykowski
Name:	Andrew Surdykowski
Title:	General Counsel

Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the date first written above.

DTR BENEFICIAL OWNER

GLOBAL CLARA FUTURUM LTD

By:	/s/ Remi Tuyaerts
Name: Remi Tuyaerts
Title: Director

DTR BENEFICIAL OWNER

KHABRI LIMITED

By:	/s/ Hasan Sabri
Name: Hasan Sabri
Title: CEO

DTR BENEFICIAL OWNER

B72 VENTURES UG

By:	/s/ Daniel Buck
Name: Daniel Buck
Title: CEO

DTR BENEFICIAL OWNER

By:	/s/ Michael Krupa
Name:	Michael Krupa

DTR BENEFICIAL OWNER

By:	/s/ Jason Griffith
Name:	Jason Griffith

Signature Page to Registration Rights Agreement

EXHIBIT A

JOINDER

Joinder

The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement, dated as of January ___, 2026 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Bakkt Holdings, Inc., a Delaware corporation (“Pubco”), and the other person named as parties therein.

By executing and delivering this Joinder to Pubco, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Stockholder in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s ________________ number of shares of _____________________ shall be included as Registrable Securities under the Registration Rights Agreement.

Accordingly, the undersigned has executed and delivered this Joinder as of the ___ day of ____________, ____.

Signature of Stockholder

Print Name of Stockholder

Address:

Agreed and Accepted as of:

______________________.
BAKKT HOLDINGS, INC.

By:
Title:

Exhibit A to Registration Rights Agreement

SCHEDULE 1

DTR BENEFICIAL OWNERS

1.	Global Clara Futurum Ltd

2.	Khabri Limited

3.	B72 Ventures UG

4.	Michael Krupa

5.	Jason Griffith

Exhibit 99.1

Bakkt Agrees to Acquire Distributed Technologies Research Ltd.

- Acquisition advances Bakkt’s global stablecoin settlement and programmable payments strategy

- Company to operate as “Bakkt, Inc.” effective January 22, 2026

- Investor Day scheduled for March 17, 2026 at the New York Stock Exchange

NEW YORK, NY – January 12, 2026 – Bakkt Holdings, Inc. (“Bakkt” or the “Company”) (NYSE: BKKT) today announced that it has agreed to acquire Distributed Technologies Research Ltd. (“DTR”), a global stablecoin payment infrastructure provider.

Pursuant to the definitive agreement, and as consideration for DTR, Bakkt will issue shares of its Class A common stock representing 31.5% of the “Bakkt Share Number,” as defined in the previously announced Cooperation Agreement between Bakkt and DTR filed with the Securities and Exchange Commission on March 19, 2025. Based on the Bakkt Share Number as of the date hereof, this would result in the issuance of approximately 9,128,682 shares of Class A common stock to the DTR shareholders, including DTR’s CEO and principal owner, Akshay Naheta. The final number of shares to be issued will be determined in accordance with the Cooperation Agreement and may change prior to the closing of the transaction. The Company believes this equity consideration appropriately reflects the strategic value of DTR’s technology and assets, which are expected to accelerate Bakkt’s time-to-market for stablecoin settlement, reduce third-party dependency, and support future revenue generation across payments and banking use cases.

The consummation of the transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals and approval by Bakkt’s stockholders. The transaction was negotiated, evaluated, and approved by an independent special committee of the Bakkt Board of Directors consisting of Colleen Brown and Mike Alfred, following a comprehensive review process to ensure robust governance for Bakkt and its shareholders.

In connection with the transaction, Intercontinental Exchange, Inc., which beneficially owns approximately 31% of Bakkt’s outstanding Class A common stock as of the date hereof, has agreed to vote such shares in favor of the transaction.

Separately, Bakkt announced that it intends to change its corporate name to “Bakkt, Inc.” effective January 22, 2026. Following the name change, the Company expects to continue to trade on the New York Stock Exchange under the ticker symbol “BKKT.”

“We are pleased to welcome DTR to Bakkt,” said Colleen Brown, Director and member of the Special Committee of Bakkt’s Board of Directors. “This transaction accelerates Bakkt’s evolution toward programmable money and new-age global financial infrastructure and reflects a disciplined approach to capital allocation aligned with long-term platform value creation. It broadens the scope of what our platform can deliver across digital assets and settlement, and creates a strong foundation for the next chapter of Bakkt’s growth.”

“DTR stood out not only for its technology, but for how closely it aligns with the future of digital payments and banking,” said Mike Alfred, Director and member of the Special Committee. “Our integration work over recent months validated that strategic fit. The acquisition will allow Bakkt to consolidate a critical piece of its stablecoin settlement infrastructure and prepares the company to launch its neobanking strategy with multiple distribution partners in the coming months.”

“This transaction represents the culmination of a single, cohesive strategy,” said Akshay Naheta, CEO of Bakkt and Founder of DTR. “Bringing DTR fully into Bakkt completes the transformation of the company into a unified global financial infrastructure platform, combining Bakkt’s market presence and regulatory framework with DTR’s technology. Together, we are positioned to unlock new capabilities and efficiencies for merchants, financial institutions, and end users worldwide. Most importantly, this accelerates platform integration and partner adoption as we move into 2026.”

Bakkt also announced that it plans to host an Investor Day on March 17, 2026, with additional details to be provided in due course.

About Bakkt

Founded in 2018, Bakkt is building the backbone of next-generation financial infrastructure. The Company provides solutions that enable institutional participation in the digital asset economy — spanning Bitcoin, tokenization, stablecoin payments, and AI-driven finance. With the scale, security, and regulatory compliance demanded by global institutions, Bakkt is positioned at the center of a generational transformation in what money is, how it moves, and how markets operate.

Bakkt is headquartered in New York, NY. For more information, visit: https://www.bakkt.com/| X @Bakkt | LinkedIn

For investor and media inquiries, please contact:

Investor Relations

Yujia Zhai

Orange Group

yujia@orangegroupadvisors.com

Media

Luna PR

Gregor@lunapr.io

Laura@lunapr.io

Source: Bakkt Holdings, Inc.

Cautionary Note Regarding Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities and Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements regarding the Company’s expectations regarding the expected timing of the Transactions, the ability of the parties to complete the Transactions, the Company’s plans, objectives, expectations and intentions with respect to future operations, products, services, post-closing commercial arrangements, and the timing and amounts of consideration that the Company may pay in the Transactions. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,”

“intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond the Company’s control. Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this release. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this release to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: the Company’s ability to grow and manage growth profitably; whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for crypto currencies and digital stablecoin payments; changes in the Company’s business strategy, including its adoption of a digital asset treasury strategy; the price of digital assets; risks associated with owning digital assets, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the crypto, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding crypto currencies, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and crypto; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; the Company’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its quarterly reports on Form 10-Q for the quarter ended March 31, 2025, the quarter ended June 30, 2025 and the quarter ended September 30, 2025, the risks regarding the Company’s adoption of its investment policy set forth in Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed with the SEC on June 10, 2025, and the risks regarding the Company’s adoption of its Treasury Strategy set forth in Exhibit 99.1 to its Current Report on Form 8-K, dated as of the date hereof.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this release. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this release to reflect events or circumstances after the date of this release or to reflect new information or the occurrence of unanticipated events.

IMPORTANT INFORMATION FOR STOCKHOLDERS

The Company will file with the SEC, and mail to its stockholders, a proxy statement in connection with the proposed Transactions. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC and send to its stockholders in connection with the Transactions. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain free copies of the proxy statement (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

The Company, DTR and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the proposed Transactions under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 28, 2025, including under the headings entitled “Leadership and Corporate Governance,” “Director Nominees and Continuing Directors,” “Information on Board of Directors and Corporate Governance,” “Director Compensation,” “Proposal No, 1: Election of Class I Directors,” “Proposal No. 2: Approval of Amendment to 2021 Omnibus Incentive Plan to Increase the Number of Authorized Shares of Class A Common Stock Issuable Thereunder,” “Proposal No. 5: Advisory Vote on the Compensation of our Named Executive Officers,” “Proposal No. 6: Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers,” “Executive Officers,” “Executive Compensation,” “Security Ownership of Certain Beneficial Owners, Directors and Management,” and “Related Person Transactions,” in the Form 3 and Form 4 statements of beneficial ownership and statements of changes of beneficial ownership filed with the SEC by the Company’s directors and executive officers, and under the heading entitled “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” in the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2025, August 12, 2025, September 22, 2025, October 21, 2025, October 31, 2025, November 3, 2025, November 7, 2025 and November 14, 2025.

This release shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company resulting from the proposed Transactions, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.